                                                               File No. 33-44186
                                                                        811-6485


    As filed with the Securities and Exchange Commission on February __, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

              Pre-Effective Amendment No.                                    |_|

              Post-Effective Amendment No.  23                               |X|

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

              Amendment No.  25                                              |X|

--------------------------------------------------------------------------------

                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                     (Address of principal executive office)

     Registrant's Telephone Number: 212-850-1864 or Toll Free: 800-221-2450

--------------------------------------------------------------------------------

      THOMAS G. ROSE, Treasurer, 100 Park Avenue, New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):


|X| immediately upon filing pursuant to paragraph (b)
|_| on (date) pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on (date) pursuant to paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a) (2)
|_| on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-1 Notice for Registrant's most recent fiscal year was filed with the Commission on December 23, 1996.

                                                               File No. 33-44186
                                                                        811-6485

                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                         POST-EFFECTIVE AMENDMENT NO. 23
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

Form N-1A Part A-Item No.                            Location in Prospectus
-------------------------                            ----------------------
1.    Cover Page                                     Cover Page

2.    Synopsis                                       Summary of Series Expenses

3.    Condensed Financial Information                Financial Highlights

4.    General Description of Registrant              Cover Page; Organization and Capitalization

5.    Management of Fund                             Management Services

5a.   Manager's Discussion of Fund Performance       Management Services

6.    Capital Stock and Other Securities             Organization and Capitalization

7.    Purchase of Securities Being Offered           Alternative Distribution System; Purchase of Shares; Administration,
                                                     Shareholder Services and Distribution Plans

8.    Redemption or Repurchase                       Telephone Transactions; Redemption of Shares; Exchange Privilege

9.    Legal Proceedings                              Not applicable

Part B-Item No.                                      Location in Statement of Additional Information
10.   Cover Page                                     Cover Page

11.   Table of Contents                              Table of Contents

12.   General Information and History                General Information; Appendix B; Appendix C

13.   Investment Objectives and Policies             Investment Objectives, Policies and Risks; Investment Limitations

14.   Management of the Registrant                   Management and Expenses

15.   Control Persons and Principal                  Directors and Officers; General Information
       Holders of Securities

16.   Investment Advisory and Other Services         Management and Expenses; Distribution Services

17.   Brokerage Allocation                           Portfolio Transactions;  Administration,  Shareholder Services and Distribution

                                                     Plans

18.   Capital Stock and Other Securities             General Information

19.   Purchase, Redemption and Pricing of            Purchase and Redemption of Series Shares; Valuation
       Securities Being Offered

20.   Tax Status                                     Taxes

21.   Underwriters                                   Distribution Services

22.   Calculation of Performance Data                Performance

23.   Financial Statements                           Financial Statements

                  SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.

                     Seligman Henderson International Fund

             Seligman Henderson Emerging Markets Growth Fund
              Seligman Henderson Global Growth Opportunities Fund
               Seligman Henderson Global Smaller Companies Fund
                   Seligman Henderson Global Technology Fund
                  100 Park Avenue . New York, New York 10017
                    New York City Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450 all continental United States
    For Retirement Plan Information -- Toll-Free Telephone: (800) 445-1777

                                                             March 1, 1997

  SELIGMAN HENDERSON INTERNATIONAL FUND (the "International Fund") seeks long-term capital appreciation primarily by making investments in securities of non-United States issuers.

  SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND (the "Emerging Markets Growth Fund") seeks long-term capital appreciation by investing at least 65% of its assets in equity securities of companies in emerging markets. Because of the special risks involved with investing in securities of emerging market companies, an investment in the Emerging Markets Growth Fund should be considered speculative and not appropriate for individuals who require safety of principal or stable income from their investments.

  SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND (the "Global Growth Op-portunities Fund") seeks long-term capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

  SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND (the "Global Smaller Compa-nies Fund") seeks long-term capital appreciation primarily by making global investments in companies with small to medium market capitalization.

  SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND (the "Global Technology Fund") seeks long-term capital appreciation by making global investments of at least 65% of its assets in securities of companies with business operations in tech-nology and technology-related industries.

  The International Fund, The Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technol-ogy Fund (each individually, a "Series") are each a separate series of Selig-man Henderson Global Fund Series, Inc. (the "Fund"), an open-end diversified management investment company. The Fund may offer additional series in the fu-ture. There can be no assurance that a Series will achieve its investment ob-jective. For a description of each Series' investment objective and policies, including the risk factors associated with an investment in the Fund, see "In-vestment Objectives and Policies."

  The Fund is managed by J. & W. Seligman & Co. Incorporated (the "Manager"). Seligman Henderson Co. (the "Subadviser") supervises and directs the Fund's global investments. The Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager.

                                             (continued on following page)

  This Prospectus sets forth concisely the information a prospective investor should know about the Fund and the Series before investing. Please read it carefully before you invest and keep it for future reference. Additional in-formation, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional In-formation is available upon request without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incor-porated herein by reference in its entirety.

 SHARES  IN THE FUND  ARE NOT  DEPOSITS OR OBLIGATIONS  OF, OR GUARANTEED  OR
   ENDORSED BY,  ANY  BANK, AND  SHARES ARE  NOT FEDERALLY  INSURED  BY THE
    FEDERAL  DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD,  OR
      ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS  THE
      SECURITIES  AND  EXCHANGE  COMMISSION   OR  ANY  STATE   SECURITIES
        COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS
          PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS   A
            CRIMINAL OFFENSE.

  Each Series offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A Shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent de-ferred sales load ("CDSL") of 1% on redemptions within eighteen months of pur-chase. Class B shares are sold without an initial sales load but are subject to a CDSL of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distri-bution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of a Series may be purchased through any authorized investment dealer.

                            TABLE OF CONTENTS

                                       PAGE
                                       ----
Summary of Series Expenses............   3
Financial Highlights..................   6
Alternative Distribution System.......  10
Investment Objectives and Policies....  12
Management Services...................  21
Purchase of Shares....................  24
Telephone Transactions................  30
Redemption of Shares..................  31
Administration, Shareholder Services
 and
 Distribution Plans...................  33

                                        PAGE
                                        ----
Exchange Privilege.....................  35
Further Information about Transactions
 in the Series.........................  36
Dividends and Distributions............  37
Federal Income Taxes...................  37
Shareholder Information................  39
Advertising a Series' Performance......  41
Organization and Capitalization........  41

                          SUMMARY OF SERIES EXPENSES

  The purpose of these tables is to assist investors in understanding the var-ious costs and expenses which shareholders of the Fund bear directly or indi-rectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in cer-tain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of pur-chase, respectively. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. Each Series' Administration, Shareholder Services and Distribution Plan to which the caption "12b-1 Fees" relates is discussed under "Administration, Shareholder Services and Distribution Plans" herein.

                                             INTERNATIONAL FUND
                            ----------------------------------------------------
                                  CLASS A           CLASS B         CLASS D
                                  -------           -------         -------
                                                   (DEFERRED    (DEFERRED SALES
                            (INITIAL SALES LOAD   SALES LOAD          LOAD
                               ALTERNATIVE)      ALTERNATIVE)     ALTERNATIVE)
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load Imposed
 on Purchases (as a
 percentage of offering
 price)...................                4.75%            None             None
Sales Load on Reinvested                   None            None             None
 Dividends................
Deferred Sales Load (as a
 percentage of original                   None; 5%  in 1st year 1% in first year
 purchase price or                 except 1% in  4% in 2nd year             None
 redemption                     first 18 months   3% in 3rd and       thereafter
 proceeds, whichever is        if initial sales       4th years
 lower)...................      load was waived  2% in 5th year
                            in full due to size  1% in 6th year
                                    of purchase None thereafter
Redemption Fees...........                 None            None             None
Exchange Fees.............                 None            None             None
                                        CLASS A        CLASS B*          CLASS D
                                        -------        --------          -------
ANNUAL SERIES OPERATING
 EXPENSES FOR FISCAL 1996
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees...........               1.00%           1.00%            1.00%
12b-1 Fees................                .17            1.00**           1.00**
Other Expenses............                .64             .64              .64
                                         ------          ------           ------
Total Fund Operating
 Expenses.................               1.81%           2.64%            2.64%
                                         =====           =====            =====

THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

                                                        INTERNATIONAL FUND
                                                     ------------------------
EXAMPLE                                              CLASS A CLASS B+ CLASS D
-------                                              ------- -------- -------
An investor would pay the following expenses on a
 $1,000 investment, assuming (i) a 5% annual return
 and (ii) redemption at the end of the period shown:
 1 year.............................................  $ 65     $ 77    $ 37++
 3 years............................................   102      112      82
 5 years............................................   141      160     140
10 years............................................   250      277     297

-------

* Estimated based on expenses incurred during fiscal 1996.

** Includes an annual distribution fee of up to .75% and an annual service fee of up to .25%. Pursuant to the Rules of the National Association of Securi-ties Dealers Inc., the aggregate deferred sales loads and distribution fees on Class B and Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on each Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

+ Assuming (1) a 5% annual return and (2) no redemption at the end of the pe-riod, the expense on a $1,000 investment would be $27 for 1 year, $82 for 3 years and $140 for 5 years. The expenses shown for the ten-year period re-flect the conversion of Class B shares to Class A shares after 8 years.

++ Assuming (i) a 5% annual return and (ii) no redemption at the end of one year, the expenses on a $1,000 investment would be $27.

                                  EMERGING MARKETS GROWTH FUND                     GLOBAL GROWTH OPPORTUNITIES FUND
                      ---------------------------------------------------- ------------------------------------------------
                            CLASS A           CLASS B         CLASS D            CLASS A           CLASS B       CLASS D
                            -------           -------         -------            -------           -------       -------
                           (INITIAL          (DEFERRED       (DEFERRED          (INITIAL          (DEFERRED     (DEFERRED
                          SALES LOAD        SALES LOAD       SALES LOAD        SALES LOAD        SALES LOAD     SALES LOAD
                         ALTERNATIVE)      ALTERNATIVE)     ALTERNATIVE)      ALTERNATIVE)      ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER
 TRANSACTION
 EXPENSES
Maximum Sales Load
 Imposed on
 Purchases (as a
 percentage of
 offering price)....                4.75%            None             None               4.75%            None        None
Sales Load on                        None            None             None                None            None        None
 Reinvested
 Dividends..........
Deferred Sales Load
 (as a percentage of
 original purchase                  None; 5%  in 1st year 1% in first year               None;  5% in 1st year       1% in
 price or redemption         except 1% in  4% in 2nd year             None        except 1% in  4% in 2nd year  first year
 proceeds, whichever      first 18 months   3% in 3rd and       thereafter     first 18 months   3% in 3rd and        None
 is lower)..........     if initial sales       4th years                     if initial sales       4th years  thereafter
                          load was waived  2% in 5th year                      load was waived  2% in 5th year
                      in full due to size  1% in 6th year                  in full due to size  1% in 6th year
                              of purchase None thereafter                          of purchase None thereafter
Redemption Fees.....                 None            None             None                None            None        None
Exchange Fees.......                 None            None             None                None            None        None
                                  CLASS A         CLASS B          CLASS D             CLASS A        CLASS B*      CLASS D
                                  -------         -------          -------             -------        --------      -------
ANNUAL SERIES
 OPERATING EXPENSES
 FOR FISCAL 1996 (AS
 A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees.....                1.25%          1.25%            1.25%                1.00%          1.00%       1.00%
12b-1 Fees..........                .22            1.00**           1.00**               .24            1.00**      1.00**
Other Expenses......               1.00            1.00             1.00                 .67             .67         .67
                                   ------          ------           ------              ------          ------      ------
Total Fund Operating
 Expenses...........                2.47%          3.25%            3.25%                1.91%          2.67%       2.67%
                                    =====          =====            =====                =====          =====       =====

  The expense table and example below for the Emerging Markets Growth Fund are based on estimated amounts for the current fiscal year and reflect voluntary undertakings by the Manager and the Subadviser to waive a portion of their fees and/or reimburse expenses for such Series such that total operating expenses for the current fiscal year other than 12b-1 fees will not exceed an annualized rate of 2.25% of the average net assets of each class. In the absence of these undertakings, it is estimated that "Total Fund Operating Expenses" would be 2.52% for Class A shares and 3.30% for Class B and Class D shares.

THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

                           EMERGING MARKETS GROWTH        GLOBAL GROWTH
                                     FUND               OPPORTUNITIES FUND
                           ------------------------  ------------------------
EXAMPLE                    CLASS A CLASS B+ CLASS D  CLASS A CLASS B+ CLASS D
-------                    ------- -------- -------  ------- -------- -------
An investor would pay the
 following expenses on a
 $1,000 investment,
 assuming (i) a 5% annual
 return and
 (ii) redemption at the
 end of the period shown:
 1 year...................  $ 71     $ 83    $ 43++   $ 66     $ 77    $ 37++
 3 years..................   121      130     100      105      113      83
 5 years..................   173      190     170      146      162     142
10 years..................   315      337     355      260      282     300

-------

* Estimated based on expenses incurred during fiscal 1996.

** Includes an annual distribution fee of up to .75% and an annual service fee of up to .25%. Pursuant to the Rules of the National Association of Securi-ties Dealers Inc., the aggregate deferred sales loads and distribution fees on Class B and Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on each Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

+ Assuming (1) a 5% annual return and (2) no redemption at the end of the pe-riod, the expense on a $1,000 investment would be: Emerging Markets Growth Fund--$33 for 1 year, $100 for 3 years and $170 for 5 years; Global Growth Opportunities Fund--$27 for 1 year, $83 for 3 years and $142 for 5 years. The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.

++ Assuming (i) a 5% annual return and (ii) no redemption at the end of one year, the expenses on a $1,000 investment would be: Emerging Markets Growth Fund--$33; Global Growth Opportunities Fund--$27.

                                   GLOBAL SMALLER COMPANIES FUND                        GLOBAL TECHNOLOGY FUND
                          ------------------------------------------------ ------------------------------------------------
                                CLASS A           CLASS B       CLASS D          CLASS A           CLASS B       CLASS D
                                -------           -------       -------          -------           -------       -------
                               (INITIAL          (DEFERRED     (DEFERRED        (INITIAL          (DEFERRED     (DEFERRED
                              SALES LOAD        SALES LOAD     SALES LOAD      SALES LOAD        SALES LOAD     SALES LOAD
                             ALTERNATIVE)      ALTERNATIVE)   ALTERNATIVE)    ALTERNATIVE)      ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION
 EXPENSES
Maximum Sales Load
 Imposed on Purchases
 (as a percentage of
 offering price)........                4.75%            None        None                4.75%            None        None
Sales Load on Reinvested
 Dividends..............                 None            None        None                 None            None        None
Deferred Sales Load (as
 a percentage of
 original purchase price                None;  5% in 1st year   1% during                None;  5% in 1st year   1% during
 or redemption proceeds,         except 1% in  4% in 2nd year  first year         except 1% in  4% in 2nd year  first year
 whichever is lower)....      first 18 months   3% in 3rd and        None      first 18 months   3% in 3rd and        None
                             if initial sales       4th years   hereafter     if initial sales       4th years  thereafter
                              load was waived  2% in 5th year                  load was waived  2% in 5th year
                          in full due to size 1% in  6th year              in full due to size  1% in 6th year
                                  of purchase None thereafter                      of purchase None thereafter
Redemption Fees.........                 None            None        None                 None            None        None
Exchange Fees...........                 None            None        None                 None            None        None
                                      CLASS A        CLASS B*      CLASS D             CLASS A        CLASS B*      CLASS D
                                      -------        --------      -------             -------        --------      -------
ANNUAL SERIES OPERATING
 EXPENSES FOR FISCAL
 1996 (AS A PERCENTAGE
 OF AVERAGE NET ASSETS)
Management Fees.........               1.00%           1.00%       1.00%                1.00%           1.00%       1.00%
12b-1 Fees..............                .24            1.00**      1.00**                .23            1.00**      1.00**
Other Expenses..........                .51             .51         .51                  .52             .52         .52
                                       ------          ------      ------               ------         -------      ------
Total Fund Operating
 Expenses...............               1.75%           2.51%       2.51%                1.75%           2.52%       2.52%
                                       =====           =====       =====                =====           =====       =====

THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FU-TURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% ANNUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

                                GLOBAL SMALLER
                                COMPANIES FUND        GLOBAL TECHNOLOGY FUND
                           ------------------------  ------------------------
EXAMPLE                    CLASS A CLASS B+ CLASS D  CLASS A CLASS B+ CLASS D
-------                    ------- -------- -------  ------- -------- -------
An investor would pay the
 following expenses on a
 $1,000 investment,
 assuming (i) a 5% annual
 return and
 (ii) redemption at the
 end of the period shown:
 1 year...................  $ 64     $ 75    $ 35++   $ 64     $ 76    $ 36++
 3 years..................   100      108      78      100      108      78
 5 years..................   138      154     134      138      154     134
10 years..................   244      266     285      244      267     286

-------

* Estimated based on expenses incurred during fiscal 1996.

** Includes an annual distribution fee of up to .75% and an annual service fee of up to .25%. Pursuant to the Rules of the National Association of Securi-ties Dealers Inc., the aggregate deferred sales loads and distribution fees on Class B and Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on each Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

+ Assuming (1) a 5% annual return and (2) no redemption at the end of the pe-riod, the expense on a $1,000 investment would be: Global Smaller Companies Fund--$25 for 1 year, $78 for 3 years and $134 for 5 years; Global Technol-ogy Fund--$26 for 1 year, $78 for 3 years and 134 for 5 years. The expenses shown for the ten-year period reflect the conversion of Class B shares to Class A shares after 8 years.

++ Assuming (i) a 5% annual return and (ii) no redemption at the end of one year, the expenses on a $1,000 investment would be: Global Smaller Compa-nies Fund--$25; Global Technology Fund--$26.

                             FINANCIAL HIGHLIGHTS

  Each Series' financial highlights for the periods presented below have been audited by Deloitte & Touche llp, independent auditors. This information, which is derived from the financial and accounting records of the Series, should be read in conjunction with the financial statements and notes con-tained in the Fund's 1996 Annual Report, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be ob-tained from the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

  The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Class' beginning net asset value to the ending net asset value so that they may understand what effect the individual items have on their investment assuming it was held throughout the period.

                                                            NET REALIZED
                                                            & UNREALIZED  INCREASE
                        NET ASSET    NET      NET REALIZED  GAIN (LOSS)  (DECREASE)                         NET INCREASE
                        VALUE AT  INVESTMENT  & UNREALIZED  FROM FOREIGN    FROM              DISTRIBUTIONS (DECREASE) IN
      FISCAL YEAR       BEGINNING   INCOME    GAIN (LOSS)     CURRENCY   INVESTMENT DIVIDENDS FROM NET GAIN   NET ASSET
       OR PERIOD        OF PERIOD (LOSS)***  ON INVESTMENTS TRANSACTIONS OPERATIONS   PAID      REALIZED        VALUE
      -----------       --------- ---------- -------------- ------------ ---------- --------- ------------- -------------
INTERNATIONAL FUND
 CLASS A:
 Year ended 10/31/96...  $16.71     $ 0.05       $1.77         $(0.44)     $1.38     $  --       $(0.92)        $0.46
 Year ended 10/31/95...   17.67       0.06       (0.42)          0.09      (0.27)       --        (0.69)        (0.96)
 Year ended 10/31/94...   15.98       0.04        0.91           1.08       2.03      (0.01)      (0.33)         1.69
 Year ended 10/31/93...   11.89       0.04        4.25          (0.17)      4.12      (0.03)        --           4.09
 4/7/92**-10/31/92.....   12.00       0.08       (0.23)          0.04      (0.11)       --          --          (0.11)
 CLASS B:
 4/22/96*-10/31/96.....   17.38      (0.03)      (0.54)         (0.07)     (0.64)       --          --          (0.64)
 CLASS D:
 Year ended 10/31/96...   16.43      (0.08)       1.75          (0.44)      1.23        --        (0.92)         0.31
 Year ended 10/31/95...   17.53      (0.07)      (0.43)          0.09      (0.41)       --        (0.69)        (1.10)
 Year ended 10/31/94...   15.96      (0.09)       0.91           1.08       1.90        --        (0.33)         1.57
 9/21/93*-10/31/93.....   15.23      (0.03)       1.17          (0.41)      0.73        --          --           0.73
EMERGING MARKETS GROWTH FUND
CLASS A:
 5/28/96*-10/31/96.....    7.14      (0.02)      (0.25)         (0.09)     (0.36)       --          --          (0.36)
CLASS B:
 5/28/96*-10/31/96.....    7.14      (0.04)      (0.25)         (0.09)     (0.38)       --          --          (0.38)
CLASS D:
 5/28/96*-10/31/96.....    7.14      (0.04)      (0.25)         (0.09)     (0.38)       --          --          (0.38)

-------
  The data provided above for the International Fund's Class A shares reflects historical information and therefore has not been adjusted to reflect, for the period prior to its implementation on September 21, 1993, the effect of the Administration, Shareholder Services and Distribution Plan.

  Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts. The total return based on net asset value measures a Class' performance assuming investors purchased Fund shares at net asset value as of the beginning of each period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of a Series. The total returns for periods of less than one year are not annualized.

  Average commission rate paid represents the average commissions paid by the Series to purchase or sell securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

                                                  RATIOS/SUPPLEMENTAL DATA
                               -----------------------------------------------------------------
                                           NET INVESTMENT
  NET ASSET     TOTAL RETURN   EXPENSES TO INCOME (LOSS)              AVERAGE     NET ASSETS AT
  VALUE AT        BASED ON       AVERAGE     TO AVERAGE   PORTFOLIO  COMMISSION   END OF PERIOD
END OF PERIOD  NET ASSET VALUE NET ASSETS    NET ASSETS   TURNOVER   RATE PAID    (000S OMITTED)
-------------  --------------- ----------- -------------- ---------  ----------   --------------
   $17.17            8.43%        1.81%         0.28%       55.71%    $0.0180        $50,998
    16.71           (1.24)        1.69          0.35        60.70                     48,763
    17.67           12.85         1.63          0.27        39.59                     62,922
    15.98           34.78         1.75          0.27        46.17                     33,134
    11.89           (0.92)        1.75+         1.25+       12.77                     14,680
    16.74           (3.68)        2.66+        (0.35)+      55.71+++   0.0180+++       2,843
    16.74            7.62         2.64          0.47        55.71      0.0180         47,917
    16.43           (2.08)        2.50         (0.44)       60.70                     31,273
    17.53           12.03         2.50         (0.53)       39.59                     19,903
    15.96            4.79         2.50+        (1.86)+      46.17++                    1,648
     6.78           (5.04)        2.22+        (0.69)+      12.24      0.0156         19,864
     6.76           (5.32)        3.00+        (1.47)+      12.24      0.0156         10,541
     6.76           (5.32)        3.00+        (1.47)+      12.24      0.0156         13,664
                     WITHOUT MANAGEMENT FEE WAIVER
                    AND/OR EXPENSE REIMBURSEMENT***
               -----------------------------------------
                                             RATIO OF
                               RATIO OF   NET INVESTMENT
  NET ASSET    NET INVESTMENT EXPENSES TO INCOME (LOSS)
  VALUE AT     INCOME (LOSS)    AVERAGE     TO AVERAGE
END OF PERIOD    PER SHARE    NET ASSETS    NET ASSETS
-------------  -------------- ----------- --------------
   $17.17
    16.71
    17.67
    15.98          $(0.04)       2.30%        (0.28)%
    11.89             --         2.92+         0.08+
    16.74
    16.74
    16.43           (0.09)       2.62         (0.56)
    17.53           (0.11)       2.67         (0.70)
    15.96           (0.11)       8.49+        (7.84)+
     6.78           (0.05)       3.02+        (1.49)+
     6.76           (0.07)       3.80+        (2.27)+
     6.76           (0.07)       3.80+        (2.27)+

-------

* Commencement of operations.

** Commencement of investment operations.

*** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods indicated.

+ Annualized.

++ For the year ended October 31, 1993.

+++  For the year ended October 31, 1996.

                                                            NET REALIZED
                                                            & UNREALIZED  INCREASE
                        NET ASSET    NET      NET REALIZED  GAIN (LOSS)  (DECREASE)                         NET INCREASE
                        VALUE AT  INVESTMENT  & UNREALIZED  FROM FOREIGN    FROM              DISTRIBUTIONS (DECREASE) IN
     FISCAL YEAR        BEGINNING   INCOME    GAIN (LOSS)     CURRENCY   INVESTMENT DIVIDENDS FROM NET GAIN   NET ASSET
      OR PERIOD         OF PERIOD (LOSS)***  ON INVESTMENTS TRANSACTIONS OPERATIONS   PAID      REALIZED        VALUE
     -----------        --------- ---------- -------------- ------------ ---------- --------- ------------- -------------
GLOBAL GROWTH OPPORTUNITIES FUND
 CLASS A:
 11/1/95*-10/31/96....   $ 7.14     $(0.03)      $ 1.12        $(0.15)     $ 0.94    $  --       $  --         $ 0.94
 CLASS B:
 4/22/96*-10/31/96....     8.04      (0.04)        0.06         (0.04)      (0.02)      --          --          (0.02)
 CLASS D:
 11/1/95*-10/31/96....     7.14      (0.09)        1.12         (0.15)       0.88       --          --           0.88
GLOBAL SMALLER
 COMPANIES FUND
 CLASS A:
 Year ended 10/31/96..    13.90        --          2.38         (0.18)       2.20       --        (0.96)         1.24
 Year ended 10/31/95..    11.93      (0.02)        2.24          0.08        2.30       --        (0.33)         1.97
 Year ended 10/31/94..     9.98      (0.08)        1.57          0.52        2.01       --        (0.06)         1.95
 Year ended 10/31/93..     7.15      (0.02)        3.07         (0.20)       2.85     (0.02)        --           2.83
 9/9/92**-10/31/92....     7.14        --          0.02         (0.01)       0.01       --          --           0.01
 CLASS B:
 4/22/96*-10/31/96....    14.44      (0.06)        0.33          0.01        0.28       --          --           0.28
 CLASS D:
 Year ended 10/31/96..    13.63      (0.11)        2.34         (0.18)       2.05       --        (0.96)         1.09
 Year ended 10/31/95..    11.80      (0.12)        2.20          0.08        2.16       --        (0.33)         1.83
 Year ended 10/31/94..     9.94      (0.16)        1.57          0.51        1.92       --        (0.06)         1.86
 5/3/93*-10/31/93.....     8.52      (0.05)        1.60         (0.13)       1.42       --          --           1.42
GLOBAL TECHNOLOGY FUND
 CLASS A:
 Year ended 10/31/96..    13.05      (0.08)       (0.92)         0.05       (0.95)    (0.02)      (0.77)        (1.74)
 Year ended 10/31/95..     8.37      (0.10)        4.90         (0.05)       4.75       --        (0.07)         4.68
 5/23/94*-10/31/94....     7.14      (0.01)        1.08          0.16        1.23       --          --           1.23
 CLASS B:
 4/22/96*-10/31/96....    11.47      (0.08)       (0.39)         0.09       (0.38)      --          --          (0.38)
 CLASS D:
 Year ended 10/31/95..    12.89      (0.17)       (0.91)         0.05       (1.03)      --        (0.77)        (1.80)
 Year ended 10/31/95..     8.34      (0.18)        4.85         (0.05)       4.62       --        (0.07)         4.55
 5/23/94*-10/31/94....     7.14      (0.04)        1.08          0.16        1.20       --          --           1.20

                                                  RATIOS/SUPPLEMENTAL DATA
                               -----------------------------------------------------------------
                                           NET INVESTMENT
  NET ASSET     TOTAL RETURN   EXPENSES TO INCOME (LOSS)              AVERAGE     NET ASSETS AT
  VALUE AT        BASED ON       AVERAGE     TO AVERAGE   PORTFOLIO  COMMISSION   END OF PERIOD
END OF PERIOD  NET ASSET VALUE NET ASSETS    NET ASSETS   TURNOVER   RATE PAID    (000S OMITTED)
-------------  --------------- ----------- -------------- ---------  ----------   --------------
   $ 8.08           13.17%         1.91%        (0.53)%     31.44%    $ 0.0160      $ 107,509
     8.02           (0.25)         2.53+        (1.13)+     31.44+++    0.0160+++       9,257
     8.02           12.33          2.67         (1.25)      31.44       0.0160         53,540
    15.14           16.95          1.75          0.01       45.38       0.0211        350,359
    13.90           20.10          1.83         (0.20)      63.05                     102,479
    11.93           20.28          1.92         (0.77)      62.47                      46,269
     9.98           39.86          1.98         (0.29)      60.03                      20,703
     7.15            0.14          1.75+         0.13+        --                        1,562
    14.72            1.94          2.54+        (0.80)+     45.38+++    0.0211+++     103,968
    14.72           16.14          2.51         (0.75)      45.38       0.0211        285,477
    13.63           19.11          2.61         (0.97)      63.05                      85,548
    11.80           19.45          2.70         (1.53)      62.47                      38,317
     9.94           16.67          2.75+        (1.35)+     60.03++                    10,344
    11.31           (7.33)         1.75         (0.74)      73.00       0.0182        499,858
    13.05           57.31          1.91         (0.89)      87.42                     447,732
     8.37           17.23          2.00+        (0.45)+     29.20                      50,719
    11.09           (3.31)         2.51+        (1.40)+     73.00+++    0.0182+++      18,840
    11.09           (8.07)         2.52         (1.50)      73.00       0.0182        197,412
    12.89           55.95          2.66         (1.63)      87.42                     161,622
     8.34           16.81          2.75+        (1.22)+     29.20                       6,499
                     WITHOUT MANAGEMENT FEE WAIVER
                    AND/OR EXPENSE REIMBURSEMENT***
               -----------------------------------------
                                             RATIO OF
                               RATIO OF   NET INVESTMENT
  NET ASSET    NET INVESTMENT EXPENSES TO INCOME (LOSS)
  VALUE AT     INCOME (LOSS)    AVERAGE     TO AVERAGE
END OF PERIOD    PER SHARE    NET ASSETS    NET ASSETS
-------------  -------------- ----------- --------------
   $ 8.08
     8.02
     8.02
    15.14
    13.90
    11.93
     9.98          $(0.18)        3.90%        (2.21)%
     7.15           (0.07)       12.28+       (10.44)+
    14.72
    14.72
    13.63
    11.80
     9.94           (0.11)        4.25+        (2.85)+
    11.31
    13.05
     8.37           (0.02)        2.18+        (0.63)+
    11.09
    11.09
    12.89
     8.34           (0.06)        3.36+        (1.83)+

-------
* Commencement of operations.
** Commencement of investment operations.

*** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods indicated.
+ Annualized.
++ For the year ended October 31, 1993.

+++  For the year ended October 31, 1996.

ALTERNATIVE DISTRIBUTION SYSTEM

  Each Series offers three classes of shares. Class A shares are sold to in-vestors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to in-vestors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their partic-ular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter be-ing subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.

  Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the ini-tial sales load and lower distribution fee of Class A shares. This considera-tion must be weighed against the fact that the amount invested in a Series will be reduced by the initial sales load on Class A shares deducted at the time of purchase. Furthermore, the higher distribution fees on Class B and Class D shares will be offset to the extent any return is realized on the ad-ditional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.

  Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A Shares be-cause the sales load deducted at the time of purchase would be less or waived in full. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived in full because the amount of Class A shares purchased reached $1,000,000. In addition, Class B shares will be converted automatically to Class A shares after a period of ap-proximately eight years, and thereafter investors will be subject to lower on-going fees. Shares purchased through reinvestment of dividends and distribu-tions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

  Alternatively, some investors might choose to have all of their funds in-vested initially in Class B or Class D shares, although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for re-duced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, fluctuations in net asset value or the effect of the return on the investment over this period of time.

  Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be pay-able on the same amount of Class A or Class D shares, particularly if the Class B shares are redeemed shortly after purchase or if the investor quali-fies for a reduced sales load on the Class A shares.

  Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribu-tion fees with respect to Class B and Class D shares in that the sales loads and fees applicable to each class provide for the financing of the distribu-tion of the shares of the Series.

  Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares, which are sub-ject to lower ongoing distribution fees.

  The three classes of shares of a Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, po-tentially, certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

  The Directors of the Fund believe that no conflict of interest currently ex-ists between the Class A, Class B and Class D shares of each Series. On an on-going basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict aris-es. For this purpose, the Directors will monitor the Fund for the existence of any material conflict among the classes and will take such action as is rea-sonably necessary to eliminate any such conflicts that may develop.

  DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongo-ing fees resulting from the conversion into Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is ad-vantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in one of the Series or another Seligman Mutual Fund for which the exchange privilege is available. Although Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their in-vestment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and in-vestors should choose the class that best suits their circumstances and their objectives.

                                             ANNUAL
                                           12B-1 FEES
                 INITIAL               (AS A % OF AVERAGE                   OTHER
                SALES LOAD             DAILY NET ASSETS)                 INFORMATION
                ----------             ------------------                -----------
CLASS A        Maximum                 Service fee                    Initial sales load
               initial                 of .25%.                       waived or reduced
               sales load                                             for certain
               of 4.75% of                                            purchases. CDSL of
               the public                                             1% on redemptions
               offering                                               within 18 months
               price.                                                 of purchase on
                                                                      shares on which
                                                                      initial sales load
                                                                      was waived in full
                                                                      due to the size of
                                                                      the purchase.
CLASS B        None                    Service fee                    CDSL of:
                                       of .25%;                       5% in 1st year
                                       Distribution                   4% in 2nd year
                                       fee of .75%                    3% in 3rd and 4th
                                       until                          years
                                       conversion*                    2% in 5th year
                                                                      1% in 6th year
                                                                      0% after 6th year.
CLASS D        None                    Service fee                    CDSL of 1% on
                                       of .25%;                       redemptions within
                                       Distribution                   one year of
                                       fee of .75%.                   purchase.

-------

* Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of a Series are exchanged for Class B shares of one of the other Seligman Mutual Funds (identified under "Ex-change Privilege") the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVES AND POLICIES

  The International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technol-ogy Fund are each a separate series of Seligman Henderson Global Fund Series, Inc., an open-end diversified management investment company incorporated under the laws of the state of Maryland on November 22, 1991.

  SELIGMAN HENDERSON INTERNATIONAL FUND. The investment objective of the In-ternational Fund is long-term capital appreciation. The Series seeks to achieve this objective primarily by making investments in securities of non-United States issuers. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective.

  The International Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in three principal regions: The United Kingdom/Continental Europe, the Pacific Basin and Latin America. Continental European countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. Pacific Basin countries in-clude Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zea-land, Pakistan, the People's Republic of China, the Philippines, Singapore, Taiwan and Thailand. Latin American countries include Argentina, Brazil, Chi-le, Mexico and Venezuela.

  Under normal market conditions it is anticipated that at least five coun-tries will be represented in the International Fund's portfolio. Investments will not nor-mally be made in securities of issuers organized in the United States and Canada, although under exceptional conditions a large portion of the Series' assets may temporarily be invested in the United States.

  Securities may be included in the International Fund's portfolio without re-gard to minimum capitalization of their issuers. The Series will generally purchase securities of medium- to large-sized companies in the principal in-ternational markets, although it may purchase securities of companies that have a lower market capitalization in smaller regional markets.

  SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND. The investment objective of the Emerging Markets Growth Fund is long-term capital appreciation. The Series seeks to achieve its objective by investing at least 65% of its assets in eq-uity securities of companies in emerging markets. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its objective.

  The Emerging Markets Growth Fund may invest in securities of issuers domi-ciled in any country. Under normal conditions, the Series will maintain in-vestments in at least three emerging countries. The Series seeks to benefit from policies of economic development that are being adopted by many develop-ing or emerging countries. These policies include domestic price reform, re-ducing internal budget deficits, privatizations, encouraging foreign invest-ments and developing capital markets. Countries adopting such policies have normally experienced an acceleration of economic growth that, in many cases, has resulted in higher returns in the longer term than those of more developed countries. Examples of countries successfully adopting policies of economic development include South Korea, Taiwan, Malaysia, Thailand, Chile, Poland and Argentina. Examples of countries in the course of adopting policies of eco-nomic development include China, India, Russia and Brazil.

  An emerging market is a market in any country that the International Bank for Reconstruction and Development (the "World Bank") generally considers to be an emerging country. There are currently more than 150 countries which are considered to be emerging countries, approximately 60 of which currently have stock markets. These countries generally include every nation in the world ex-cept the United

States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. Investing in emerging markets entails a substantial degree of risk, and, as such, an investment in the Emerging Markets Growth Fund should be considered speculative and not appropriate for individuals who require safety of principal or stable income from their investments. Additionally, an investment in the Emerging Markets Growth Fund should not be considered to be a complete investment program. See "Emerging Market Investment Risk Factors."

  Currently, investing in many emerging markets is not feasible or may involve unacceptable risks. The Emerging Markets Growth Fund will focus its invest-ments on those emerging countries in which it believes the economies are de-veloping strongly and in which markets are becoming more sophisticated. The Series intends to invest primarily in markets in some or all of the following emerging countries: Argentina, Brazil, Bulgaria, Chile, China, Colombia, Czech Republic, Ghana, Greece, Hungary, India, Indonesia, Jordan, Kenya, Malaysia, Mexico, Morocco, Namibia, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovakia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Zimbabwe. As more markets develop, the Emerging Markets Growth Fund expects to expand and further diversify its investments.

  A company in an emerging market is defined as a company: (i) the principal securities trading market for the equity securities of which is an emerging market; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging countries; or (iii) organized under the laws of, and with a prin-cipal office in, an emerging country.

  The Subadviser uses a top down method in selecting investments on behalf of the Emerging Markets Growth Fund, i.e., first identifying geographic regions and individual countries and then identifying specific securities within these areas. For allocating investments among geographic regions and individual countries, the Subadviser will consider for each country such factors as cur-rent and forecast economic growth; valuation, size and potential of securities markets; expected levels of inflation; the balance of payments and external reserves; the outlook for the currency and interest rates; and financial, so-cial and political conditions influencing investment opportunities. The Subadviser will select securities for inclusion in the Series' portfolio based on, among other factors, evaluation of a company's growth prospects, quality of management, liquidity and the relative valuation of the securities in the markets that the Subadviser has selected for investment.

  SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND. The investment objec-tive of the Global Growth Opportunities Fund is long-term capital apprecia-tion. The Series seeks to achieve its objective by investing primarily in eq-uity securities of companies that have the potential to benefit from global economic or social trends. The Subadviser believes that such trends are re-shaping the world as it moves towards the new millennium. The trends focused on include global economic liberalization and the flow of capital through trade and investment; the globalization of the world's economy; the expansion of technology as an increasingly important influence on society; the increased awareness of the importance of protecting the environment; and the increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, security and leisure. The investment objective is a fundamen-tal policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective.

  The Global Growth Opportunities Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in four principal regions: The United Kingdom/Continental Europe, the Pacific Ba-sin, Latin America (all of which are defined above under "Seligman Henderson International Fund") and North Ameri-ca. Under normal market conditions, the Series' assets will be invested in se-curities of issuers located in at least three different countries, one of which may be the United States.

  The Subadviser will select securities for inclusion in the Global Growth Op-portunities Fund's portfolio based on, among other factors, evaluation of a company's growth prospects, quality of management, liquidity and the relative valuation of the securities in the markets that the Subadviser has selected for investment. Securities may be included in the Series' portfolio without regard to the minimum capitalization of the issuer.

  SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND. The investment objective of the Global Smaller Companies Fund is long-term capital appreciation. The Series seeks to achieve this objective primarily by making global investments in securities of emerging companies, i.e., companies with small to medium mar-ket capitalization. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective.

  The Global Smaller Companies Fund may invest in securities of issuers domi-ciled in any country. Under normal conditions investments will be made in four principal regions: the United Kingdom/Continental Europe, the Pacific Basin, Latin America (all of which are described above under "Seligman Henderson In-ternational Fund") and North America. Under normal market conditions, the Se-ries' assets will be invested in securities of issuers located in at least three different countries, one of which may be the United States.

  Under normal market conditions, the Global Smaller Companies Fund will in-vest at least 65% of its assets in securities of small- to medium-sized compa-nies with market capitalizations up to $1 billion, although up to 35% of its total assets may be invested in securities of companies with market capital-izations over $1 billion. The Board of Directors of the Fund will periodically review and revise the capitalization requirements of smaller companies as cir-cumstances may require. The Global Smaller Companies Fund anticipates that it will continue to hold the securities of smaller companies as those companies grow or expand so long as those investments continue to offer prospects of long-term growth. In extraordinary circumstances, the Series may invest for temporary defensive purposes, without limit, in large capitalization companies or increase its investments in debt securities.

  SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND. The investment objective of the Global Technology Fund is long-term capital appreciation. The Series seeks to achieve its objective by making global investments of at least 65% of its as-sets in securities of companies with business operations in technology and technology-related industries. The investment objective is a fundamental pol-icy and may not be changed without shareholder approval. There can be no as-surance that the Series will achieve its investment objective.

  The Global Technology Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in four principal regions: the United Kingdom/Continental Europe, the Pacific Basin, Latin America (all of which are defined above under "Seligman Henderson Inter-national Fund") and North America. Under normal market conditions, the Series' assets will be invested in securities of issuers located in at least three different countries, one of which may be the United States.

  The use of existing and developing technologies is an increasingly important component of human societies in every part of the civilized world. The Global Technology Fund defines technology as the use of science to create new prod-ucts and services. As such, the industry comprises not only information tech-nology and communications but also medical, environmental and bio-technology. The Series expects to invest in a broad range of technologies. The technology market is global in its scope and has exhibited and continues to demonstrate rapid growth both through increasing demand for existing products and services and the broaden-ing of the technology market. Penetration rates remain low while emerging technologies such as multimedia and genetic engineering are opening up com-pletely new markets. The application of new technology to traditional indus-tries is, in many cases, revolutionizing both manufacturing and distribution industries. Nonetheless, older technologies such as photography and print also are typically represented.

  The Subadviser expects to take advantage of valuation anomalies in interna-tional markets created by the emergence of established U.S. technology trends in overseas markets and the relative immaturity of the technology sectors in those countries' securities markets.

  Securities of large companies that are well established in the world tech-nology market can be expected to grow with the market and will frequently be held in the Global Technology Fund's portfolio; however, rapidly changing technologies and the expansion of technology and technology-related industries provide a favorable environment for investment in companies of small- to medium-size. Consequently, the Series' investments are not subject to any min-imum capitalization requirement and securities may be included in the Series' portfolio without regard to the capitalization of the issuer.

  GENERAL. In allocating investments among geographic regions and individual countries, the Subadviser will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.

  Each Series may invest in all types of securities, many of which will be de-nominated in currencies other than the U.S. dollar. Each Series will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts and warrants. A Series may, however, invest up to 25% of its assets in preferred stock and debt securities. Dividends or interest income are considered only when the Subadviser believes that such income will favorably influence the market value of a security in light of each Series' objective of capital ap-preciation. Equity securities in which each Series will invest may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets.

  Debt securities in which each Series may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Series, with the exception of the Emerging Markets Growth Fund, will invest only in "investment grade" debt securities or, in the case of unrated securities, debt securities that are, in the opinion of the Subadviser, of equivalent quality to "invest-ment grade" securities. "Investment grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Service ("S&P"). Securities rated within the highest of the four investment grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Growth Fund may invest up to 5% of its assets in governmental and corporate debt se-curities that, at the time of purchase by the Series, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed by the Subadviser to be of comparable quality. The Emerging Markets Growth Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed by the Subadviser to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have specu-lative characteristics. (Appendix A to the Statement of Additional Information contains a description of these rating categories.) Debt securities are inter-est-rate sensitive; accordingly, their value tends to decrease when interest rates rise and increase when interest rates fall.

  Each Series may invest in securities represented by European Depositary Re-ceipts ("EDRs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are receipts generally issued by a domestic bank or trust company that represent the de-posit of a security of a foreign issuer. ADRs may be publicly traded on ex-changes or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typi-cally issued by foreign banks or trust companies and traded in Europe. Deposi-tary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory re-quirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securi-ties. For purposes of a Series' investment policies, an investment in Deposi-tary Receipts will be deemed to be an investment in the underlying security.

  By investing in foreign securities, a Series will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers lo-cated in different countries have moved relatively independently of each oth-er. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Subadviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appre-ciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by dif-ferent economic trends. International and global diversification reduces the effect events in any one country will have on a Series' entire investment portfolio. Of course, a decline in the value of a Series' investments in one country may offset potential gains from investments in another country.

  FOREIGN INVESTMENT RISK FACTORS. Investments in securities of foreign is-suers may involve risks that are not associated with domestic investments, and there can be no assurance that a Series' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and require-ments, and there is generally less publicly available information about for-eign issuers than there is about U.S. issuers. Governmental regulation and su-pervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlements may in some in-stances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Series are uninvested and no return is earned thereon and may involve a risk of loss to a Series. For-eign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which a Series could lose its entire investment in a certain market), lim-itations on the removal of moneys or other assets of a Series, political or social instability or rev-olution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

  Each Series may invest in sovereign debt. The actions of governments con-cerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Series, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willing-ness of foreign sovereigns to service debt include, but are not limited to, the availability of sufficient foreign exchange on the date of payment is due, the relative size of its debt service burden to the economy as a whole, its balance of payments (including export performance) and cash flow situation, its access to international credits and investments, fluctuations in interest and currency rates and reserves, and its government's policies towards the In-ternational Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Series may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

  EMERGING MARKET INVESTMENT RISK FACTORS. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging or devel-oping countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable gov-ernments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging mar-kets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing coun-tries. These restrictions may require, among other things, governmental ap-proval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

  The economies of individual emerging countries may differ favorably or unfa-vorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, re-source self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of de-veloping countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

  FOREIGN CURRENCY RISK FACTORS. Investments in foreign securities will usu-ally be denominated in foreign currency, and each Series may temporarily hold funds in foreign currencies. The value of a Series' in-vestments denominated in foreign currencies may be affected, favorably or unfavorably, by the rela-tive strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Series may incur costs in connection with conversions between various currencies. A Series' net asset value per share will be affected by changes in currency exchange rates. Changes in for-eign currency exchange rates may also affect the value of dividends and inter-est earned, gains and losses realized on the sale of securities and net in-vestment income and gains, if any, to be distributed to shareholders by a Se-ries. The rate of exchange between the U.S. dollar and other currencies is de-termined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

  TECHNOLOGY INVESTMENT RISK FACTORS. The value of the Global Technology Fund shares may be susceptible to factors affecting technology and technology-re-lated industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. As such, the Global Technology Fund is not an appropriate investment for individuals who require safety of principal or stable income from their investments. Tech-nology and technology-related industries may be subject to greater governmen-tal regulation than many other industries in certain countries; changes in governmental policies and the need for regulatory approvals may have a mate-rial adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new tech-nologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, markets and financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

  SMALLER COMPANY INVESTMENT RISK FACTORS. The Subadviser believes that smaller companies generally have greater earnings and sales growth potential than larger companies. However, investments in such companies may involve greater risks, such as limited product lines, markets and financial or manage-rial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

  DERIVATIVES. Each series may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Series will not invest in derivatives for speculative purposes, i.e., where the derivative in-vestment exposes the Series to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

  A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Se-ries will not invest in a specific type of derivative without prior approval from the Fund's Board of Directors, after consideration of, among other things, how the derivative instrument serves the Series' investment objective, and the risk associated with the investment. The only types of derivatives in which each Series is currently permitted to invest are stock purchase rights and warrants, and, as described more fully below, forward currency exchange contracts and put options.

  A Series may not invest in rights and warrants, if, at the time of acquisi-tion, the investment in rights and warrants would exceed 5% of such Series' net assets (valued at the lower of cost or market). In addition, no more than 2% of net assets of a Series may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities will be deemed to have been pur-chased without cost.

  FORWARD CURRENCY EXCHANGE CONTRACTS. The Subadviser will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, each Series may enter into forward currency exchange contracts (agreements to purchase or sell foreign currencies at a future date). A Series will usually enter into these contracts to fix the U.S. dollar value of a se-curity that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Series may also use these contracts to hedge the U.S. dollar value of securities it already owns. A Se-ries may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as U.S. Government securities or other liquid high-grade debt obligations.

  Although a Series will seek to benefit by using forward contracts, antici-pated currency movements may not be accurately predicted and the Series may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Series' losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other curren-cies.

  OPTIONS TRANSACTIONS. Each Series may purchase put options on portfolio se-curities in an attempt to hedge against a decrease in the price of a security held by such Series. A Series will not purchase options for speculative pur-poses. Purchasing a put option gives a Series the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

  When a Series purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Series, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Objectives, Policies and Risks" in the Statement of Additional Information.

  BORROWING. Each Series may from time to time borrow money from banks for temporary, extraordinary or emergency purposes and may invest the funds in ad-ditional securities. Such borrowing will not exceed 5% of a Series' total as-sets (except the Emerging Markets Growth Fund, where such borrowings will not exceed 10% of such Series' total assets) and will be made at prevailing inter-est rates.

  LENDING OF PORTFOLIO SECURITIES. Each Series may lend its portfolio securi-ties to brokers, dealers and other institutional investors in an amount not to exceed 33 1/3% of a Series' total assets taken at market value, for which it will receive collateral in cash or securities issued or guaranteed by the U.S. Government to be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The lending of portfolio securities could involve the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.

  REPURCHASE AGREEMENTS. Each Series may enter into repurchase agreements with commercial banks or broker/dealers under which the Series acquires a U.S. Gov-ernment or a short-term money market instrument subject to resale at a mutu-ally agreed-upon price and time. The resale price reflects an agreed upon in-terest rate effective for the period the Series holds the instrument that is unrelated to the interest rate on the instrument.

  A Series' repurchase agreements will at all times be fully collateralized, and the Series will make payment for such securities only upon physical deliv-ery or evidence of book entry transfer to the account of its custodian. Repur-chase agreements could involve certain risks in the event of bankruptcy or other default of the seller, including possible delays and expenses in liqui-dating the underlying security, decline in the value of the underlying secu-rity and loss of interest.

  OTHER INVESTMENT COMPANIES. Certain emerging markets have restrictions that preclude or limit direct foreign investment in the securities of their compa-nies. However, indirect foreign investment is permitted in certain emerging markets through governmentally authorized investment vehicles or companies, including closed-end investment companies, which may be acquired at prices in excess of their net asset values. In accordance with the 1940 Act, each Series may invest up to 10% of its assets in shares of other investment companies. If a Series invests in other investment companies, shareholders would bear not only their proportionate share of Series' expenses (including operating ex-penses and advisory fees), but also similar expenses of the underlying invest-ment companies.

  ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily market-able without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable, such as re-purchase agreements of more than one week's duration. A Series may purchase restricted securities that may be offered and sold only to "qualified institu-tional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursu-ant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not sub-ject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully moni-tor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security con-tinues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment prac-tice could have the effect of increasing the level of illiquidity in a Series, if and to the extent that qualified institutional buyers become for a time un-interested in purchasing Rule 144A securities.

  SHORT SALES. Each Series may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Series owns an equal amount of the securities sold short or securities convertible into or ex-changeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

  TEMPORARY INVESTMENTS. When the Subadviser believes that market conditions warrant a temporary defensive position, a Series may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. In-vestments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state govern-ments. A Series' investments in commercial paper of U.S. issuers will be lim-ited to (a) obligations rated Prime-1 by Moody's or A-1 by S&P or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by S&P's. A description of various commercial pa-per ratings and debt securities ratings appears in Appendix A to the Statement of Additional Information. A Series' investments in foreign short-term instru-ments will be limited to those that, in the opinion of the Subadviser, equate generally to the standards established for U.S. short-term instruments.

  Except as noted above, the foregoing investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of outstanding voting securities of a Series. A more de-tailed description of each Series' investment policies, including a list of those restrictions on each Series' investment activities which cannot be changed without such a vote, appears in the Statement of Additional Informa-tion. Under the 1940 Act, a "vote of a majority of the outstanding voting se-curities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series, or (2) 67% or more of the shares of the Series present at a shareholders' meeting, if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

MANAGEMENT SERVICES

  THE MANAGER. The Board of Directors provides broad supervision over the af-fairs of the Fund. Pursuant to a Management Agreement between J. & W. Seligman & Co. Incorporated and the Fund, on behalf of each Series, the Manager admin-isters the business and other affairs of the Fund. The address of the Manager is 100 Park Avenue, New York, NY 10017.

  The Manager also serves as manager of sixteen other investment companies which, together with the Fund, comprise the "Seligman Group." The sixteen other companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and In-formation Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. Seligman Pennsylvania Municipal Fund Series, Se-ligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Se-lect Municipal Fund, Inc., and Tri-Continental Corporation. The aggregate as-sets of the Seligman Group at January 31, 1997 were approximately $14.9 bil-lion. The Manager also provides investment management or advice to institu-tional accounts having an aggregate value at January 31, 1997 of approximately $4.8 billion.

  Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

  The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

  The Manager is entitled to receive a management fee from each Series, calcu-lated daily and payable monthly, equal to an annual rate of 1.25% of the aver-age daily net assets of the Emerging Markets Growth Fund and 1.00% of the av-erage daily net assets of each other Series, of which 1.15% and .90%, respec-tively, are paid to the Subadviser for services described below. During the period ended October 31, 1996, the Manager and Subadviser, at their discre-tion, waived a portion of their fees for the Emerging Markets Growth Fund. The management fees are higher than those of many domestic investment companies but are comparable to those of most international and global equity funds. Each Series pays all of its expenses other than those assumed by the Manager or the Subadviser, including fees for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining corporate existence, custody and shareholder services, shareholder relations and insurance costs.

  The management fee rate paid by each Series and the total expenses for each Series' Class A, Class B and Class D shares, expressed as a percentage of av-erage daily net assets of that Series or Class, are presented in the following table for the fiscal period ended October 31, 1996.

                                  MANAGEMENT
                                   FEE RATE
                                    FOR THE
                                    FISCAL
                                    PERIOD      EXPENSE RATIOS FOR
                                     ENDED       THE FISCAL PERIOD
             SERIES                10/31/96       ENDED 10/31/96
             ------               ----------- ------------------------
                                              CLASS A CLASS B  CLASS D
                                              ------- -------  -------
International Fund                   1.00%     1.81%   2.66%**  2.64%
Emerging Markets Growth Fund*         .45%     2.22%   3.00%    3.00%
Global Growth Opportunities Fund     1.00%     1.91%   2.53%**  2.67%
Global Smaller
 Companies Fund                      1.00%     1.75%   2.54%**  2.51%
Global Technology Fund               1.00%     1.75%   2.51%**  2.52%

-------

 * Annualized based on the period from 5/28/96 (commencement of operations) through 10/31/96.

** Annualized based on the period from 4/22/96 (commencement of operations) through 10/31/96.

  THE SUBADVISER. Seligman Henderson Co. serves as Subadviser to the Fund pur-suant to a Subadvisory Agreement between the Manager and the Subadviser (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will supervise and direct the Series' global investments in accor-dance with each Series' investment objective, policies and restrictions.

  The Subadviser was founded in 1991 as a joint venture between the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. The Subadviser, headquartered in New York, was created to provide interna-tional and global investment management services to institutional and individ-ual investors and investment companies. The Subadviser also serves as Subadviser to Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Income Fund, Inc., the Seligman Henderson International Portfolio, Seligman Henderson Global Growth Opportuni-ties Portfolio, Seligman Henderson Global Smaller Companies Portfolio and Se-ligman Henderson Global Technology Portfolio of Seligman Portfolios, Inc. and Tri-Continental Corporation. The address of the Subadviser is 100 Park Avenue, New York, NY 10017.

  PORTFOLIO MANAGERS. The Subadviser's Global Policy Group provides global in-vestment policy, including country weightings, asset allocations and industry sector guidelines, as appropriate for each Series. The Group also provides overall policy with respect to identifying the global economic or social trends which will serve as the focus around which investments will be made with respect to the Global Growth Opportunities Fund.

  The Chairman of the Group is Mr. Iain C. Clark, a Managing Director and Chief Investment Officer of the Subadviser. Mr. Clark is responsible for the day-to-day investment activities of the International Fund and the interna-tional investments of the Global Smaller Companies Fund, including the selec-tion of individual securities for purchase or sale. He has been a Director of Henderson plc since 1985.

  Mr. Arsen Mrakovcic a Vice President of the Fund, has responsibility for overseeing the domestic investments of the Global Smaller Companies Fund. Mr. Mrakovcic, a Managing Director of the Manager since January 1996, joined the Manager in 1992 as a Portfolio Assistant. He was appointed Co-Portfolio Man-ager of Seligman Frontier Fund Inc. and Vice President, Investment Officer of the Manager on January 1, 1995. He has been the sole Portfolio Manager of Se-ligman Frontier Fund, Inc. since October 1, 1995. Mr. Mrakovcic is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Frontier Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Portfolio.

  The Manager's discussion of the International Fund's and the Global Smaller Companies Fund's performance as well as line graphs illustrating comparative performance information between the International Fund and the Lipper Interna-tional Funds Average and the Morgan Stanley Capital International Europe-Aus-tralia-Far East Index, and between the Global Smaller Companies Fund and the Lipper Global Small Company Funds Average and the Morgan Stanley Capital In-ternational World Index are included in the Fund's fiscal 1996 Annual Report to shareholders.

  Mr. Peter Bassett has responsibility for directing and overseeing the in-vestments of the Emerging Markets Growth Fund. Mr. Bassett has been head of Emerging Market Investments and Divisional Director, Henderson Investment Man-agement, Henderson plc, since 1993. He was previously Deputy Head of the Far East Desk and Director at Touche Remnant Investment Management.

  The Manager's discussion of the Emerging Market Growth Fund's performance as well as a line graph illustrating comparative performance information between the Emerging Markets Growth Fund and the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index is included in the Fund's fiscal 1996 Annual Report to shareholders.

  Messrs. Loris D. Muzzatti and Nitin Mehta have responsibility for directing and overseeing the Global Growth Opportunities Fund's domestic and interna-tional investments, respectively.

  Mr. Muzzatti has been a Managing Director of the Manager since January 1991. Mr. Muzzatti is also Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. and Vice President of Seligman Port-folios, Inc. and Portfolio Manager of its Seligman Capital Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Growth Opportunities Port-folio. Mr. Muzzatti also manages a portion of the Manager's institutional ac-counts.

  Mr. Mehta has been a portfolio manager with Henderson plc since September 1994. From May 1993 to September 1994, Mr. Mehta was Head of Currency Manage-ment and Derivatives at Quorum Capital Management. From February 1993 to May 1993 he was a consultant with International Finance Corporation. From 1986 through 1992, he was Head of Equity Investments at Shearson Lehman Global As-set Management.

  The Manager's discussion of the Global Growth Opportunities Fund's perfor-mance as well as a line graph illustrating comparative performance information between the Global Growth Opportunities Fund and the Lipper Global Funds Aver-age and the Morgan Stanley Capital International World Index is included in the Fund's fiscal 1996 Annual Report to shareholders.

  Mr. Paul H. Wick and Mr. Brian Ashford-Russell have responsibility for di-recting and overseeing the domestic and international investments, respective-ly, of the Global Technology Fund.

  Mr. Wick, a Vice President of the Fund, has been a Managing Director of the Manager since January 1995. He joined the Manager in 1987 as an Associate, In-vestment Research, and from April 1989 to December 1989 was co-manager of Se-ligman High-Yield Bond Series. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and In-formation Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Technology Portfolio. Previously, Mr. Wick was Vice President and Portfolio Manager of Seligman Frontier Fund, Inc.

  Mr. Ashford-Russell has been a Portfolio Manager with Henderson plc since February 1993. He was previously a Portfolio Manager with Touche Remnant & Co.

  The Manager's discussion of the Global Technology Fund's performance as well as a line graph illustrating comparative performance information between the Global Technology Fund and the Lipper Global Funds Average and the Morgan Stanley Capital International World Index are included in the Fund's fiscal 1996 Annual Report to shareholders.

  PORTFOLIO TRANSACTIONS. The Management Agreement and Subadvisory Agreement each recognize that in the purchase and sale of portfolio securities, the Man-ager and the Subadviser will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statisti-cal and other services furnished by brokers or dealers to the Manager and the Subadviser. The use of brokers who provide investment and market research and securities and economic analysis may re-sult in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage commission rates, and research and analysis received may be useful to the Manager and Subadviser in connection with their services to other clients as well as to the Series. In over-the-counter mar-kets, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable.

  Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors of the Fund may determine, the Man-ager and the Subadviser may consider sales of shares of the Series of the Fund and, if permitted by applicable laws, may consider sales of shares of the other Seligman Mutual Funds as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series.

  PORTFOLIO TURNOVER. A change in securities held by a Series is known as "portfolio turnover", which may result in the payment by such Series of dealer spreads or underwriting commissions and other transactions costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the pol-icy of each Series to hold securities for investment, changes will be made from time to time when the Subadviser believes such changes will strengthen a Series' portfolio. The portfolio turnover of any Series is not expected to ex-ceed 100%.

PURCHASE OF SHARES

  Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Av-enue, New York, NY 10017.

  Each Series issues three classes of shares: Class A shares are sold to in-vestors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

  Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next com-puted after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares--Initial Sales Load" below.

  THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN A SERIES IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 FOR EACH SERIES (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR FUND ACCOUNTS ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIX SM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.

  No purchase order may be placed for Class B shares for an amount of $250,000 or more.

  Orders received by an authorized dealer before the close of business on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and ac-cepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of the NYSE on that day plus, in the case of

Class A shares, any applicable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.

  Payment for dealer purchases may be made by check or by wire. To wire pay-ments, dealer orders must first be placed through SFSI's order desk and as-signed a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Series) (A, B or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for spe-cific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.

  Current shareholders may purchase additional shares of a Series at any time through any authorized dealer or by sending a check payable to "Seligman Group of Funds" in our postage-paid return envelope or directly to SELIGMAN DATA CORP., P.O. BOX 3947, NEW YORK, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Series name, and class of shares (A, B or D). If a shareholder does not provide the required information, Seligman Data Corp. will seek further clarification and may be forced to return the check to the shareholder. Orders sent directly to Selig-man Data Corp. will be executed at such Series' net asset value next deter-mined after the order is accepted plus, in the case of Class A shares, any ap-plicable sales load.

  Seligman Data Corp. may charge a $10.00 service fee for checks returned to it as uncollectible. This fee may be deducted from the shareholder's account. For the protection of the Fund and its shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.

  VALUATION. The net asset value of a Series' shares is determined as of the close of trading on the NYSE (normally, 4:00 p.m. Eastern time) each day. Net asset value is calculated separately for each class of shares of a Series. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Fund's Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amor-tized cost value does not represent fair market value.

  Although the legal rights of the Class A, Class B and Class D shares of each Series are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class B and Class D shares. In addi-tion, net asset value per share of the three classes will be affected to the extent any other expenses differ among classes.

  CLASS A SHARES--INITIAL SALES LOAD. Class A shares of each Series are sub-ject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plans" below. There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); how-ever, such shares are subject to a CDSL of 1% if redeemed within 18 months of purchase.

                      CLASS A SHARES--SALES LOAD SCHEDULE

                                     SALES LOAD AS A
                                      PERCENTAGE OF                              REGULAR
                                ----------------------------------------         DEALER
                                                       NET AMOUNT               DISCOUNT
                                                        INVESTED                AS A % OF
                                OFFERING               (NET ASSET               OFFERING
   AMOUNT OF PURCHASE            PRICE                   VALUE)                   PRICE
   ------------------           --------               ----------               ---------
   Less than $   50,000           4.75%                   4.99%                   4.25%
  $   50,000-    99,999           4.00                    4.17                    3.50
     100,000-   249,999           3.50                    3.63                    3.00
     250,000-   499,999           2.50                    2.56                    2.25
     500,000-   999,999           2.00                    2.04                    1.75
   1,000,000 or more*                0                       0                       0

 -------

 * Shares acquired at net asset
   value pursuant to the above
   schedule will be subject to a
   CDSL of 1% if redeemed within
   18 months of purchase. See
   "Purchase of Shares--Contingent
   Deferred Sales Load."

  SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.

  SFSI shall also pay broker/dealers, from its own resources, a fee on sales of certain Class A shares of the Seligman Mutual Funds participating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the par-ticular broker/dealer. The shares eligible for the fee are those on which an initial sales load was not paid because either the participating eligible em-ployee benefit plan has at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not in-cluding $5 million; and .25% of sales from $5 million and above.

  REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

  Class A shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumula-tion or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

 . VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series of the Fund alone, or in any combination of shares of the Seligman Mutual Funds that are sold with a front-end sales load, reaches levels indicated in the above sales load schedule.

 . THE RIGHT OF ACCUMULATION allows an investor to combine the amount being in-vested in shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net as-set value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load to determine reduced sales loads in ac-cordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts.

 . A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the other Se-ligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Selig-man Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate that the in-vestor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions" on page 43.

  SPECIAL PROGRAMS. Each Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment compa-nies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lin-eal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

  Class A shares also may be issued without an initial sales load in connec-tion with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net pro-ceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration un-der Section 3(c)(11) of the 1940 Act; to registered representatives and em-ployees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives and poli-cies similar to a Series who purchase shares of that Series with redemption proceeds of such funds (not to exceed the dollar value of such redemption pro-ceeds); to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such ac-counts; pursuant to sponsored arrangements with organizations which make rec-ommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plans" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to
such plans must be made in con     -
nection with a payroll deduction system of plan funding or other system ac-ceptable to Seligman Data Corp.

  Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months of plan termination. Sales pursuant to a 401(k) alliance pro-gram which has an agreement with SFSI are available at net asset value and are not subject to a CDSL.

  CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase, whichever is less.

YEARS SINCE PURCHASE                                                        CDSL
--------------------                                                        ----
less than 1 year...........................................................  5%
1 year or more but less than 2 years.......................................  4%
2 years or more but less than 3 years......................................  3%
3 years or more but less than 4 years......................................  3%
4 years or more but less than 5 years......................................  2%
5 years or more but less than 6 years......................................  1%
6 years or more............................................................  0%

  Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically to Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through rein-vestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Series are ex-changed for Class B shares of another Seligman Mutual Fund, the conversion pe-riod applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding pe-riod of the shares acquired. Class B shareholders of a Series exercising the exchange privilege will continue to be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of a Series acquired by ex-change will be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which the exchange has been made.

  CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75%, and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

  CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on any redemption of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations (as defined under "Administration, Shareholder Se-niors And Distribution Plans") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund such payments in respect of Class B shares, SFSI has assigned any Class B CDSL to FEP.

  A CDSL of 1% will also be imposed on any redemption of Class A shares pur-chased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. No CDSL will be imposed on shares acquired through the investment of dividends or distributions from any Class A, Class B or Class D shares of Seligman Mutual Funds.

  To minimize the application of a CDSL to a redemption, shares acquired pur-suant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest pe-riod of time within the applicable CDSL period will then be redeemed. Addi-tionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, which-ever is less.

  For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a to-tal value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
 (122.449 @ $12.25) as follows:...................................... $1,500.00
                                                                      =========
Dividend/Distribution shares
 (5 @ $12.25)........................................................     61.25
Shares held more than 1 year
 (100 @ $12.25)......................................................  1,225.00

Shares held less than 1 year subject
 to CDSL (17.449 @ $12.25)........................................... $  213.75
                                                                      ---------
 Gross proceeds of redemption........................................  1,500.00
 Less CDSL (17.449 shares @ $12.00 =
  $209.39 x 1% = $2.09)..............................................     (2.09)
                                                                      ---------
 Net proceeds of redemption.......................................... $1,497.91
                                                                      =========

  For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the re-demption of shares.

  The CDSL will be waived or reduced in the following instances:

  (a) on redemption following the death or disability of a shareholder, as de-fined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) dis-tributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, or attain-ment of age 59 1/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) pursuant to an au-tomatic cash withdrawal service; and (f) in connection with the redemption of shares of a Series if such Series is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.

  If, with respect to a redemption of any Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

  SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representa-tives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments will not exceed the amounts of the sales loads retained by SFSI in respect of sales of shares of the Fund and the other Seligman Mutual Funds effected through par-ticipating dealers and shall be consistent with the Rules of the National As-sociation of Securities Dealers, Inc. as then in effect.

TELEPHONE TRANSACTIONS

  A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, will have the ability to effect the following transactions via telephone: (i) redemption of Series shares, (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

  For investors who purchase shares by completing and submitting an Account Application (except those accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans): Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/ dealer of record, as designated on the Account Application, will automatically receive telephone services.

  For investors who purchase shares through a broker/dealer: Telephone serv-ices for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

  For accounts registered as IRAs: Telephone services will include only ex-changes or address changes.

  For accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans: Telephone re-demptions are not permitted. Additionally, group retirement plans are not per-mitted to change a dividend or gain distribution option.

  All Seligman Mutual Fund accounts with the same account number (i.e., regis-tered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include tele-phone services if the existing account has telephone services. Telephone serv-ices may also be elected at any time on a supplemental telephone services election form.

  For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other own-ers to effect telephone transactions on his or her behalf.

  During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Fund shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. Use of these other redemption or exchange procedures may result in the request being proc-essed at a later time than if a telephone transaction had been used, and a Se-ries' net asset value may fluctuate during such periods.

  The Fund and Seligman Data Corp. will employ reasonable procedures to con-firm that instructions communicated by telephone are genuine. These will in-clude: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that in-structions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to un-authorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHARE-HOLDER. Written acknowledgment of the addition of telephone services to an ex-isting account or termination of telephone services will be sent to the share-holder at the address of record.

REDEMPTION OF SHARES

  A shareholder may redeem shares held in book credit form ("uncertificated") without charge except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if the request is being sent by overnight delivery service to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form by surrendering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certifi-cates must be endorsed for transfer or accompanied by an endorsed stock power signed by all shareowners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the Series name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot ac-cept conditional redemption requests (i.e., requests to sell shares at a spe-cific price or on a future date).

  If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to some-one other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible fi-nancial insti-tution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Ex-change Medallion Signature Program (MSP). The Fund reserves the right to re-ject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY BE RE-QUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY CORPORATIONS, EXECUTORS, ADMINISTRATORS, TRUSTEES, CUSTODIANS OR RETIREMENT PLANS. FOR FUR-THER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.

  In the case of Class A shares (except for shares purchased without an ini-tial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will re-ceive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% described under "Purchase of Shares--Class A Shares--Initial Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order less the applicable CDSL as described under "Purchase of Shares--Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.

  A shareholder may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL in the case of Class D shares). The Fund makes no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, be-fore the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.

  TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares pay-able to the address of record may be made once per day, in an amount of up to $50,000 per account. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day will be processed as of the close of business on that day. Re-demption requests by telephone will not be accepted within 30 days following an address change. Qualified Plans, IRAs or other retirement plans are not el-igible for telephone redemptions. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.

  For more information about telephone redemptions, and the circumstances un-der which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

  GENERAL. With respect to shares redeemed, a check for the proceeds will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the reg-istered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven days after acceptance of the repurchase order and will be made payable to the investment dealer. The Fund will not permit redemptions of shares with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. The proceeds of a redemption or repur-chase may be more or less than the shareholder's cost.

  The Fund reserves the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than a minimum specified by the Fund's Board of Directors, which is presently $500. Shareholders would be sent a notice before such redemption is processed stating that the value of their investment in a Series is less than the specified minimum and that they have sixty days to make an additional investment.

  REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to another Series of the Fund or to one of the other Seligman Mutual Funds, a shareholder may, within 120 calendar days of the date of the redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in Class A shares of the Series or any of the other Seligman Mutual Funds. If a shareholder redeems Class B or Class D shares and the redemption was subject to a CDSL, the shareholder may reinstate the in-vestment in shares of the same class of the Series or of any of the other Se-ligman Mutual Funds within 120 calendar days of the date of redemption and re-ceive a credit for the CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the pur-chase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED; AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.

  Generally, exercise of the Reinstatement Privilege does not alter the fed-eral income tax status of any capital gain realized on a sale of a Series' shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds rein-vested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

  Under each Series' Administration, Shareholder Services and Distribution Plan (the "Plans"), each Series may pay to SFSI an administration, shareholder services and distribution fee in respect of each Series' Class A, Class B and Class D shares. Payments under the Plans may include, but are not limited to:
(i) compensation to securities dealers and other organizations ("Service Orga-nizations") for providing distribution assistance with respect to assets in-vested in a Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Se-ries' shareholders, and (iii) otherwise promoting the sale of shares of each Series, including paying for the preparation of advertising and sales litera-ture and the printing and distribution of such promotional materials and pro-spectuses to prospective investors and defraying SFSI's costs incurred in con-nection with its marketing efforts with respect to shares of the Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources which may include the management fee that the Manager re-ceives from each Series.

  Under the Plans, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net as-set value of such Series' Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Or-ganizations will receive from SFSI a continuing fee of up to .25%, on an an-nual basis, payable quarterly, of the average daily net assets of a Series' Class A shares attributable to the particular Service Organization for provid-ing personal services and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors of the Fund.

  Under the Plans, each Series reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective average daily net asset value of such Series' Class B and Class D shares. Pro-ceeds from a Series' Class B distribution fees are used to pay Service Organi-zations a continuing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of sale of Class B shares. Proceeds from Class D distribution fees are used primarily to compensate Service Orga-nizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25%, on an annual basis, of the average daily net asset value of a Series' Class D shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from the Plan payments retained. Expenses of administration, shareholder services and distribution of a Series' Class B and Class D shares in one fis-cal year may be paid from a Series' Class B and Class D Plan fees, respective-ly, received in any other fiscal year.

  The Plan as it relates to the Class A and Class D shares of the Interna-tional Fund was first approved by the Fund's Board of Directors on July 15, 1993 and by the shareholders of the International Fund on September 21, 1993. The Plan as it relates to the Class A, B, and D shares of the Emerging Markets Growth Fund was first approved by the Fund's Board of Directors on March 21, 1996 and by the sole shareholder of each class of the Fund on May 10, 1996. The Plan as it relates to the Class A and Class D shares of the Global Growth Opportunities Fund was approved by the Fund's Board of Directors on September 21, 1995 and by the sole shareholder of the Global Growth Opportunities Fund on October 30, 1995. The Plan as it relates to the Class A and Class D shares of the Global Smaller Companies Fund was first approved by the Fund's Board of Directors on July 16, 1992 and by the shareholders of the Global Smaller Com-panies Fund on May 20, 1993. The Plan as it relates to the Class A and Class D shares of the Global Technology Fund was first approved by the Directors on March 17, 1994 and by the sole shareholder of the Global Technology Fund on May 20, 1994. The Plan as it relates to Class B shares was approved by the Di-rectors of the Fund on March 21, 1996. The Plans are reviewed by the Directors annually. The total amounts paid for the fiscal year ended October 31, 1996 in respect of each Series' Class A, Class B and Class D shares' average daily net assets pursuant to the Plans were as follows:

                        % OF AVERAGE NET ASSETS
                        ------------------------
   SERIES               CLASS A CLASS B* CLASS D
   ------               ------- -------- -------
International Fund       .17%    1.00%    1.00%
Emerging Markets
 Growth Fund*            .22%    1.00%    1.00%
Global Growth
 Opportunities Fund      .24%    1.00%    1.00%
Global Smaller
 Companies Fund          .24%    1.00%    1.00%
Global Technology Fund   .23%    1.00%    1.00%

-------

*Annualized.

  Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for most share-holder accounts that do not have a designated broker/dealer of record, includ-ing all such shareholder accounts established after April 1, 1995, and re-ceives compensation for providing personal service and account maintenance to such accounts of record.

EXCHANGE PRIVILEGE

  A shareholder may, without charge, exchange at net asset value any part or all of an investment in a Series for shares of another Series or for shares of any of the other Seligman Mutual Funds. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

  Class A, Class B and Class D shares may be exchanged only for Class A, Class B and Class D shares, respectively, of another Seligman Mutual Fund on the ba-sis of relative net asset value.

  If shares that are subject to a CDSL are exchanged for shares of another Se-ligman Mutual Fund, then for purposes of assessing the CDSL payable upon dis-position of the acquired shares, the applicable holding period shall be re-duced by the holding period of the original shares.

  Class B shareholders of the Fund exercising the exchange privilege will con-tinue to be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired through exchange will be subject to the Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the Fund from which the exchange has been made.

  Aside from the Series described in this Prospectus, the Seligman Mutual Funds available under the Exchange Privilege are:

 . SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

 . SELIGMAN CASH MANAGEMENT FUND, INC. invests in high-quality money market in-struments. Shares are sold at net asset value.

 . SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

 . SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of com-panies in the communications, information and related industries to produce capital gain. Income is not an objective.

 . SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value, in-come may be considered but will only be incidental to the fund's investment objective.

 . SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

 . SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The Fund consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.

 . SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

 . SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum income exempt from regular federal income taxes; individual state series, each seek-ing to maximize income exempt from regular federal income taxes and from per-sonal income taxes in designated states, are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

 . SELIGMAN MUNICIPAL SERIES TRUST includes the Seligman California Municipal Quality Series, the Seligman California Municipal High-Yield Series, the Selig man Florida Municipal Series and the Seligman North Carolina Municipal Series, each of which invests in municipal securities of its designated state. (Does not currently offer Class B shares.)

 . SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

 . SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)


  All permitted exchanges will be based on the net asset values of the respec-tive funds determined at the close of the NYSE on that day. Telephone requests for exchanges must be received between 8:30 a.m. and 4:00 p.m. Eastern time, on any business day, by Seligman Data Corp. at (800) 221-2450, and will be processed as of the close of business on that day. The registration of an ac-count into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. The method of receiving distributions, unless oth-erwise indicated, will be carried over to the new fund account, as will tele-phone services. Account services, such as Invest-A-Check (R) Service, Directed Dividends and Automatic Cash Withdrawal Service will not be carried over to the new fund account unless specifically requested and permitted by the new fund. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an ex-change of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certificates representing shares to be ex-changed in proper form.

  The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

  A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders.

  Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the dealer of record listed on the account. SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange or-der may be processed by mail. For more information about telephone exchange privileges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE SERIES

  Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, the Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net as-sets. The Fund may also refuse any exchange or purchase order from any share-holder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, includ-ing those with the same taxpayer ID number and those administered so as to re-deem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund re-serves the right to refuse any order for the purchase of shares.

DIVIDENDS AND DISTRIBUTIONS

  Dividends payable from each Series' net investment income are distributed at least annually. Payments vary in amount depending on income received from portfolio securities and the cost of operations. Each Series distributes sub-stantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. Dividends and distributions will generally be taxable to shareholders in the year in which they are de-clared by the Fund if paid before February 1 of the following year.

  Shareholders may elect (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares; or (3) to receive both dividends and gain distributions in cash. Cash divi-dends and gain distributions are paid by check. If the payment option you pre-fer is not listed, contact Seligman Data Corp. at (800) 221-2450 to request information on other available options. In the case of prototype retirement plans, dividends and capital gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distribu-tions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a sharehold-er's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transac-tions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution.

  The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a re-sult of the higher distribution fees applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."

  Shareholders exchanging shares of a mutual fund for shares of another Selig-man Mutual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems, sells, transfers or exchanges all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared and payable will be paid in cash regardless of the existing election.

FEDERAL INCOME TAXES

  Each Series intends to continue to qualify as a regulated investment company under the Code. For each year so qualified, each Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

  Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether re-ceived in cash or reinvested in additional shares, and, to the extent desig-nated as derived from a Series' dividend income that would be eligible for the dividends received deduction if the Series were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% divi-dends received deduction for corporations.

  Distributions of net capital gains, i.e., the excess of net long-term capi-tal gains over any net short-term losses, are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders; such distributions are not eligible for the dividends received deduction allowed to corporate sharehold-ers.

  Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and end-ing 30 days after such date, the holder acquires (such as through dividend re-investment) securities that are substantially identical to the shares of such Series.

  In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permit-ted to include in the tax basis attributable to such shares the sales load in-curred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

  A Series will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to share-holders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

  Portions of a Series' investment income may be subject to foreign income taxes withheld at source. Each Series intends to operate so as to meet the re-quirements of the Code to enable it, subject to certain limitations imposed by the Code, to "pass through" to its shareholders credit for foreign taxes paid, but there can be no assurance that a Series will be able to do so. See "Taxes" in the Statement of Additional Information.

  UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTI-FIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS
REQUIRED TO WITH     -

HOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER RE-PORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTER-NAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UN-DISTRIBUTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDEN-TIFICATION NUMBER.

  Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

SHAREHOLDER INFORMATION

  Shareholders will be sent reports semi-annually regarding the Fund. General information about the Fund and its Series may be requested by writing the Cor-porate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder ac-counts may be requested by writing Shareholder Services, Seligman Data Corp. at the same address or by telephone toll-free by dialing (800) 221-2450 from all continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.

  24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BAL-ANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DIS-TRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELE-PHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.

  ACCOUNT SERVICES. Shareholders are sent confirmation of financial transac-tions.

  Other investor services are available. These include:

  . INVEST-A-CHECK (R) SERVICE enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from a checking or savings account, if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be estab-lished concurrently with the Invest-A-Check(R) Service only if accompanied by a $100 minimum investment in conjunction with the monthly investment option or a $250 minimum investment in conjunction with the quarterly investment option. For investments into the Seligman Time Horizon Matrix SM Asset Allocation Pro-gram, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. (See "Terms and Conditions" on page 43).

  . AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount, at regular monthly inter-vals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund registered in the same name. For exchanges into the Se-ligman Time Horizon Matrix SM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service. Exchanges will be made at the public offering price.

  . DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of a Series or another Seligman Mutual Fund. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.)

  . AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the nec-essary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.

  . AUTOMATIC CASH WITHDRAWAL SERVICE permits payments at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals will be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class B shares may elect to use this serv-ice immediately, although certain withdrawals may be subject to a CDSL. Please contact Seligman Data Corp. at (800) 221-2450 for more information. Holders of Class D shares may elect to use this service with respect to shares that have been held for at least one year. (See "Terms and Conditions" on page 43).

  . DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may be directed only to shares of the same class of another Seligman Mutual Fund.

  . OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.

  . COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10.00 per year, per ac-count, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

  TAX-DEFERRED RETIREMENT PLANS. Shares of each Series may be purchased for all types of tax-deferred retirement plans. SFSI makes available plans, plan forms and custody agreements for:

  --Individual Retirement Accounts (IRAs);

  --Simplified Employee Pension Plans (SEPs);

  --Section 401(k) Plans for corporations and their employees;

  --Section 403(b)(7) Plans for employees of public school systems and cer-tain non-profit organizations who wish to make deferred compensation ar-rangements; and

  --Pension and Profit Sharing Plans for sole proprietorships, corporations and partnerships.

  These types of plans may be established only upon receipt of a written ap-plication form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

  For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an au-thorized dealer.

ADVERTISING A SERIES' PERFORMANCE

  From time to time, a Series advertises its "total return" and "average an-nual total return", each of which is calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in shares of Class A, Class B and Class D of a Series would have earned over a specified period of time (for example, one, five and ten year periods or since inception) assuming the payment of the maximum front-end sales load, if any (or CDSL upon redemption, if applicable), when the invest-ment was made and that all distributions and dividends paid by the Series were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten year periods or since inception of the Series), i.e., the average an-nual compound rate of return. Total return and average annual total return may also be presented without the effect of an initial sales load or CDSL, as ap-plicable. The total return and average annual total return for Class A shares of the International Fund quoted from time to time are not adjusted for the period prior to September 21, 1993 for the annual administration, shareholder services and distribution fee. Such fee, if reflected, would reduce the per-formance quoted. The waiver by the Manager and Subadviser of their fees and reimbursement of certain expenses during certain periods (as set forth under "Financial Highlights" herein) would positively affect the performance results quoted.

  From time to time, reference may be made in advertising or promotional mate-rial to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service that monitors the performance of mutual funds. In calculating the total return of a Series' Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into ac-count applicable sales loads. A Series may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Series' performance. Examples of such finan-cial and other press publications include Barron's, Business Week, CDA/Weisenberger Mutual Fund Investment Report, Christian Science Monitor, Fi-nancial Planning, Financial Times, Financial World, Forbes, Fortune, Individ-ual Investor, Investment Advisor, Investors Business Daily, Kiplinger's, Los Angeles Times, MONEY Magazine, Morningstar, Inc., Pensions and Investments, Smart Money, The New York Times, USA Today, U.S. News and World Report, The Wall Street Journal, Washington Post, Worth Magazine and Your Money.

ORGANIZATION AND CAPITALIZATION

  The International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technol-ogy Fund are each separate series of Seligman Henderson Global Fund Series, Inc., an open-end investment company incorporated under the laws of the state of Maryland on November 22, 1991. The name of the Fund was changed from Selig-man International Fund Series Inc., to its present name on May 25, 1993. The Directors of the Fund are authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. To date, shares in the five Series described herein have been authorized. Shares of capital stock of each Series have a par value $.001 and are divided into three classes. Each share of a Series' Class A, Class B and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically al-located to such class. All shares have non-cumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessa-ble, and each is freely transferable. There are no liquidation, conversion or preemptive rights.

                             TERMS AND CONDITIONS

                          GENERAL ACCOUNT INFORMATION

  Investments will be made in as many shares of a Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is re-ceived. If a check in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. will cancel the purchase and may redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 re-turn check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash ac-cording to the option elected. Dividend and gain options may be changed by no-tifying Seligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution to be ef-fective for such dividend or distribution. Stock certificates will not be is-sued, unless requested. Replacement stock certificate will be subject to a surety fee.

                          INVEST-A-CHECK (R) SERVICE

  The Invest-A-Check(R) Service is available to all shareholders. The applica-tion is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be invested in the shareholder's account on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an in-vestment is scheduled and invested at the close of business on the same date. After the initial investment, the value of shares held in the shareholder's account must equal not less than two regularly scheduled investments. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned uncollectable Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. The Invest-A-Check(R) Service may be reinstated upon written request indicat-ing that the cause of interruption has been corrected. The Invest-A-Check(R) Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pur-suant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event the shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the Invest-A-Check(R) Service will be terminated in the Seligman Mutual Fund that was closed as a result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a mini-mum initial investment of at least $100 in connection with the monthly invest-ment option or $250 in connection with the quarterly investment option. If the shareholder uses the Invest-A-Check(R) Service to make an IRA investment, the purchase will be credited as a current year contribution. If the shareholder uses the Invest A-Check(R) Service to make an investment in a pension or profit sharing plan, the purchase will be credited as a current year employer contribution.

                       AUTOMATIC CASH WITHDRAWAL SERVICE

j The Automatic Cash Withdrawal Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the net asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a week-end or holiday), less, in the case of Class B Shares, any applicable CDSL. Re-demptions of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more will be subject to a CDSL if made within eighteen months of purchase of stock shares. The shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Se-ligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This Service is considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares re-maining on deposit to less than $5,000. Continued payments in excess of divi-dend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discour-aged when the Withdrawal Service is in effect.

                     LETTER OF INTENT--CLASS A SHARES ONLY

  Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid directly to the shareholder or credited to the shareholder's account. All shares held in escrow will be deposited into the shareholder's account in book credit form, or, if requested, delivered to the shareholder upon completion of the Letter of Intent. The shareholder may in-clude toward completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month pe-riod does not equal or exceed the specified minimum purchase, the shareholder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which be-comes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

  Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is a front-end sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of deter-mining reduced sales loads on additional purchases of the other mutual funds in the Seligman Group.

                                                                      3/97

             ----------------------------------------------------
                              P R O S P E C T U S


                                   SELIGMAN

                                   HENDERSON

                                    GLOBAL

                                     FUND

                                 SERIES, INC.

                         Seligman Henderson Emerging
                              Markets Growth Fund

                       Seligman Henderson Global Growth
                              Opportunities Fund

                      Seligman Henderson Global Smaller
                                Companies Fund

                   Seligman Henderson Global Technology Fund


March 1, 1997


                          A Capital Appreciation Fund

                              Seligman Henderson
                           GLobal Fund Series, Inc.

                     Seligman Henderson International Fund

                Seligman Henderson Emerging Markets Growth Fund

                       Seligman Henderson Global Growth
                              Opportunities Fund

                       Seligman Henderson Global Smaller
                                Companies Fund

                   Seligman Henderson Global Technology Fund



                                100 Park Avenue
                              New York, NY 10017

                              Investment Manager

                      J. & W. Seligman & Co. Incorporated
                                100 Park Avenue
                           New York, New York 10017

                              General Distributor
                       Seligman Financial Services, Inc.
                                100 Park Avenue
                           New York, New York 10017

                           Shareholder Service Agent
                              Seligman Data Corp.
                                100 Park Avenue
                           New York, New York 10017

                        Portfolio Securities Custodian
                       Morgan Stanley Trust Company (NY)
                             One Pierrepont Plaza
                           Brooklyn, New York 11201

                                General Counsel
                              Sullivan & Cromwell
                               125 Broad Street
                           New York, New York, 10004

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1997

                      SELIGMAN HENDERSON INTERNATIONAL FUND
                 SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
               SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
                SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
                    SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND
                                   series of
                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.


                                 100 Park Avenue
                            New York, New York 10017
                     New York City Telephone (212) 850-1864
       Toll Free Telephone: (800) 221-2450 - all continental United States
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


     This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus, dated March 1, 1997, which includes the Seligman Henderson International Fund (the "International Fund"), the Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), the Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), the Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund") and the Seligman Henderson Global Technology Fund (the "Global Technology Fund"), each a separate series (individually, a "Series") of Seligman Henderson Global Fund Series, Inc. (the "Fund"). It should be read in conjunction with the Fund's Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

     Each Series of the Fund offers three classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at net asset value and are subject to a CDSL, if applicable, in the following amount (as a percentage of the current net asset value or the original purchase price, whichever is less, if redemption occurs within the indicated number of years of purchase of such shares: 5% (less than 1 year), 4% (1 year but less than 2 years), 3% (2 but less than 4 years), 2% (4 but less that 5 years), 1% (5 but less than 6 years), and 0% (6 or more years). Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% if redeemed within one year of purchase.


                                TABLE OF CONTENTS

                                                              Page


            Investment Objectives, Policies and Risks.........   2
            Investment Limitations............................   5
            Directors and Officers............................   6
            Management and Expenses...........................  11
            Administration, Shareholder Services
              And Distribution Plans..........................  13
            Portfolio Transactions............................  14
            Purchase And Redemption Of Series Shares..........  14
            Distribution Services.............................  17
            Valuation.........................................  18
            Taxes.............................................  19
            Performance.......................................  21
            General Information...............................  24
            Financial Statements..............................  24
            Appendix A........................................  25
            Appendix B........................................  28
            Appendix C........................................  30
            Appendix D........................................  31

     Each Series' Class A, Class B and Class D shares represent an identical legal interest in the investment portfolio of such Series and have the same rights except for certain class expenses and except that Class B and Class D shares bear higher distribution fees that generally will cause the Class B and Class D shares to have higher expense ratios and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A, Class B and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The three classes also have different exchange privileges.


                    INVESTMENT OBJECTIVES, POLICIES AND RISKS


     The International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund are each separate Series of Seligman Henderson Global Fund Series, Inc. The International Fund seeks to achieve long-term capital appreciation primarily by making investments in securities of non-U.S. issuers. The Emerging Markets Growth Fund seeks long-term capital appreciation by investing at least 65% of its net assets in equity securities of companies in emerging markets. The Global Growth Opportunities Fund seeks long-term capital appreciation primarily by investing in equity securities of companies that have the potential to benefit from global economic or social trends. The Global Smaller Companies Fund seeks to achieve long-term capital appreciation primarily by making global investments in securities of emerging companies, i.e., companies with small-to medium-market capitalization. The Global Technology Fund seeks to achieve long-term capital appreciation by making global investments of at least 65% of its assets in securities of companies with business operations in technology and technology-related industries. There can be no assurance that a Series will achieve its investment objective. The following information regarding the Series' investment policies supplements the information contained in the Prospectus.


     Purchasing Put Options on Securities. A Series may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This hedge protection is provided during the life of the put option since a Series, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Series will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

     Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Series would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. A Series' maximum financial exposure will be limited to these costs.

     A Series may purchase options listed on public exchanges as well as over-the-counter. Options listed on an exchange are generally considered very liquid. OTC options are considered less liquid, and therefore, will only be considered where there is not a comparable listed option. Because options will be used solely for hedging, and due to their relatively low cost and short duration, liquidity is not a significant concern.

     A Series' ability to engage in option transactions may be limited by tax considerations.

     Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Series will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or to hedge the U.S. dollar value of securities it owns.

     A Series may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the U.S. dollar). In this case the contract would approximate the value of some or all of a Series' portfolio securities denominated in such foreign currency. If appropriate, a Series may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Series may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Series. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Series may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Subadviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of each Series and its ability to purchase additional securities.

     Except as set forth above and immediately below, a Series will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Series to deliver an amount of foreign currency in excess of the value of such Series' portfolio securities or other assets denominated in that currency. A Series, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Series will be served.

     At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Series is obligated to deliver. However, a Series may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

     If a Series retains the portfolio security and engages in an offsetting transaction, such Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Series will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Series will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Series' dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Series reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Series is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should such Series desire to resell that currency to the dealer.


Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which the Fund acquires a money market instrument, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value and the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. However, as a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested. The Fund to date has not entered into any repurchase agreements and has no present intention of doing so in the future.

Borrowing. Each Series may from time to time borrow money for temporary, extraordinary or emergency purposes in an amount up to 5% (10% for the Emerging Markets Growth Fund) of its total assets from banks at prevailing interest rates and invest the funds in additional securities. A Series' borrowings are limited so that immediately after such borrowing the value of the Series' assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Series, for any reason, have borrowings that do not meet the above test, then within three business days, such Series must reduce such borrowings so as to meet the foregoing test. Under these circumstances, a Series may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of a Series' shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of a Series could decrease faster than if there had been no borrowings.


Lending of Portfolio Securities. A Series may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans made by a Series will generally be short-term. Loans are subject to termination at the option of each Series or the borrower. A Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


Illiquid Securities. A Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. Each Series does not currently expect to invest more than 5% of its assets in such securities. A Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance the level of liquidity in the market for securities . This investment practice could have the effect of increasing the level of illiquidity in the Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


     Except as otherwise specifically noted above and below, the Series' investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of a Series' outstanding voting securities (as defined below).


Portfolio Turnover. A Series may generally change its portfolio investments at any time in accordance with the Subadviser's appraisal of factors affecting any particular issuer or the market or economy in general. Each Series anticipates that its annual rate of portfolio turnover will not exceed 100%. The portfolio turnover rates for the International Fund for the fiscal years ended October 31, 1995 and 1996 were 60.70% and 55.71%, respectively. The portfolio turnover rate for the Emerging Markets Growth Fund for the period May 28, 1996 (commencement of operations) through October 31, 1996 was 12.24%. The portfolio turnover rate for the Global Growth Opportunities Fund for the fiscal year ended October 31, 1996 was31.44%. The portfolio turnover rates for the Global Smaller Companies Fund for the fiscal years ended October 31, 1995 and 1996 were 63.05% and 45.38%, respectively. The portfolio turnover rates for the Global Technology Fund for the fiscal years ended October 31, 1995 and 1996 were 87.42% and 73.00%, respectively.

                             INVESTMENT LIMITATIONS

     Under each Series' fundamental policies, which cannot be changed except by vote of a majority of the outstanding voting securities of each Series, each Series may not:

1. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

2. Invest more than 25% of its total assets, at market value, in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3. Own more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.

4. Invest more than 5% of the value of its total assets, at market value, in the securities of issuers which, with their predecessors, have been in business less than three years; provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this limitation.

5. Purchase securities of open-end or closed-end investment companies, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable law.

6. Invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of such Series net assets. For purposes of this restriction, warrants acquired by a Series in units or attached to securities may be deemed to have been purchased without cost.

7. Make loans of money or securities other than (a) through the purchase of securities in accordance with a Series' investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of any Series' total assets.


8. Issue senior securities or borrow money except from banks and then in amounts not in excess of 5% (10% for Emerging Markets Growth Fund) of its total assets, as described in the Prospectus and on page 4 herein.


9. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

10.  Invest in companies for the purpose of exercising control or management.

11. Underwrite securities of other issuers except to the extent that a Series may be deemed an underwriter when purchasing or selling portfolio securities.

12. Purchase or retain securities of any issuer (other than the shares of the Series) if to the Fund's knowledge, those officers and directors of the Fund and the officers and directors of the Manager or Subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

13. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts that invest in real estate or interests therein).

14.  Make short sales except short sales against-the-box.

     Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

     Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*            Director, Chairman of the Board, Chief Executive
         (58)                 Officer and Chairman of the Executive Committee

                              Managing Director and Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Holdings, Inc., holding company; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director or Trustee, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated; Chairman, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*                Director, President and Member of the Executive
         (44)                 Committee

                              Director, President and Managing Director, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; President (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.), and Director or Trustee, the Seligman Group of Investment Companies;; Chairman and President, Seligman Data Corp., shareholder service agent; Director, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Senior Vice President, Seligman Henderson Co., advisers; formerly, Director and Secretary, Chuo Trust - JWS Advisors, Inc., advisers; and Director, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company.

FRED E. BROWN*                Director
         (83)
                              Director and Consultant, J. & W. Seligman & Co.
                              Incorporated, investment managers and advisers;
                              and Seligman Advisors, Inc., advisers; Director or
                              Trustee, the Seligman Group of Investment
                              Companies; Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; Trudeau Institute, nonprofit biomedical research organization; Lake Placid
                              Center for the Arts, cultural organization; and Lake Placid Education Foundation, education foundation; formerly, Director, Seligman
                              Securities, Inc., broker/dealer and J. & W.
                              Seligman Trust Company, trust company.

JOHN R. GALVIN                Director
         (67)
                              Dean, Fletcher School of Law and Diplomacy at
                              Tufts University; Director or Trustee, the
                              Seligman Group of Investment Companies; Chairman,
                              American Council on Germany; a Governor of the Center for Creative Leadership; Director, USLIFE, insurance; National Committee on U.S.-China
                              Relations, National Defense University; the
                              Institute for Defense Analysis; and Raytheon Co., electronics and Consultant, Thomson CSF, electronics; formerly, Ambassador, U.S. State
                              Department; Distinguished Policy Analyst at Ohio
                              State University and Olin Distinguished Professor of National Security Studies at the United States
                              Military Academy. From June, 1987 to June, 1992, he was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European
                              Command. Tufts University, Packard Avenue,
                              Medford, MA 02155

ALICE S. ILCHMAN              Director
         (61)
                              President, Sarah Lawrence College; Director or
                              Trustee, the Seligman Group of Investment
                              Companies; Chairman, The Rockefeller Foundation, charitable foundation; and Director, NYNEX, telephone company; and the Committee for Economic
                              Development; formerly, Trustee, The Markle
                              Foundation, philanthropic organization; and
                              Director, International Research and Exchange
                              Board, intellectual exchanges. Sarah Lawrence
                              College, Bronxville, New York 10708

FRANK A. McPHERSON            Director
         (63)
                              Director, Various Corporations; Director or
                              Trustee, the Seligman Group of Investment
                              Companies; Director, Kimberly-Clark Corporation, consumer products, Bank of Oklahoma Holding
                              Company, American Petroleum Institute, Oklahoma
                              City Chamber of Commerce, Baptist Medical Center,
                              Oklahoma Chapter of the Nature Conservancy,
                              Oklahoma Medical Research Foundation and United
                              Way Advisory Board; Chairman, Oklahoma City Public
                              Schools Foundation; and Member of the Business
                              Roundtable and National Petroleum Council;
                              formerly, Chairman of the Board and Chief
                              Executive Officer, Kerr-McGee Corporation, energy and chemicals. 123 Robert S. Kerr Avenue, Oklahoma
                              City, OK 73102

JOHN E. MEROW*                Director
         (67)
                              Chairman and Senior Partner, Sullivan & Cromwell, law firm; Director or Trustee, the Seligman Group of Investment Companies; Municipal Art Society of
                              New York, Commonwealth Aluminum Corporation, the
                              U.S. Council for International Business and the
                              U.S.-New Zealand Council; Chairman, American
                              Australian Association; Member of the American Law
                              Institute and Council on Foreign Relations; and
                              Member of the Board of Governors of Foreign Policy
                              Association and New York Hospital. 125 Broad
                              Street, New York, NY 10004

BETSY S. MICHEL               Director
         (54)
                              Attorney; Director or Trustee, the Seligman Group of Investment Companies; Trustee, Geraldine R.
                              Dodge Foundation, charitable foundation; and
                              Chairman of the Board of Trustees of St. George's
                              School (Newport, RI); formerly, Director, the
                              National Association of Independent Schools
                              (Washington, D.C.), education. St. Bernard's Road,
                              P.O. Box 449, Gladstone, NJ 07934

JAMES C. PITNEY               Director
         (69)
                              Partner, Pitney, Hardin, Kipp & Szuch, law firm;
                              Director or Trustee, the Seligman Group of
                              Investment Companies and Public Service Enterprise
                              Group, public utility. Park Avenue at Morris
                              County, P.O. Box 1945, Morristown, NJ 07962-1945

JAMES Q. RIORDAN              Director
         (69)
                              Director, Various Corporations; Director or
                              Trustee, the Seligman Group of Investment
                              Companies; The Houston Exploration Company; The
                              Brooklyn Museum; The Brooklyn Union Gas Company;
                              the Committee for Economic Development; Dow Jones
                              & Co. Inc. and Public Broadcasting Service;
                              formerly, Co-Chairman of the Policy Council of the Tax Foundation; Director, Tesoro Petroleum
                              Companies, Inc.; and Director and President,
                              Bekaert Corporation. 675 Third Avenue, Suite 3004,
                              New York, NY 10017

RONALD T. SCHROEDER*          Director and Member of the Executive Committee
         (48)
                              Director, Managing Director and Chief Investment
                              Officer, Institutional, J. & W. Seligman & Co.
                              Incorporated, investment managers and advisers;
                              and Seligman Advisors, Inc., advisers; Director or
                              Trustee, the Seligman Group of Investment
                              Companies; Director, Seligman Holdings, Inc., holding company; Seligman Financial Services,
                              Inc., broker/dealer; Seligman Henderson Co., advisers; and Seligman Services, Inc., broker/dealer; formerly, President, the Seligman
                              Group of Investment Companies, except Seligman
                              Quality Municipal Fund, Inc. and Seligman Select
                              Municipal Fund, Inc.; and Director, J. & W.
                              Seligman Trust Company, trust company; Seligman
                              Data Corp., shareholder service agent; and Seligman Securities, Inc., broker/dealer.

ROBERT L. SHAFER              Director
         (64)
                              Director, Various Corporations; Director or
                              Trustee, the Seligman Group of Investment
                              Companies and USLIFE Corporation, life insurance;
                              formerly, Vice President, Pfizer Inc.,
                              pharmaceuticals. 230 Park Avenue, New York, NY
                              10169 - 0079

JAMES N. WHITSON              Director
         (61)
                              Executive Vice President, Chief Operating Officer and Director, Sammons Enterprises, Inc.; Director or Trustee, the Seligman Group of Investment
                              Companies; Red Man Pipe and Supply Company, piping and other materials; and C-SPAN. 300 Crescent
                              Court, Suite 700, Dallas, TX 75202

PETER BASSETT                 Vice President and Portfolio Manager
         (41)                 Portfolio Manager, Seligman Henderson Co.,
                              advisers; and Henderson plc, investment
                              management; formerly, Portfolio Manager, Touche
                              Remnant & Co., investment management.

IAIN C. CLARK                 Vice President and Portfolio Manager
         (46)                 Managing Director and Chief Investment Officer,
                              Seligman Henderson Co., advisers; Director and
                              Senior Portfolio Manager, Henderson plc, investment management.

NITIN MEHTA                   Vice President and Portfolio Manager
         (35)
                              Portfolio Manager, Seligman Henderson Co., advisers; and Henderson plc, investment management; formerly, Head of Currency Management and Derivatives, Quorum Capital Management;
                              Investment Officer, International Finance Corp, investment management; and Director of Equities, Shearson Lehman Global Asset Management.

BRIAN ASHFORD-RUSSELL         Vice President and Portfolio Manager
         (37)
                              Portfolio Manager, Seligman Henderson Co., advisers; and Henderson plc, investment management; formerly, Portfolio Manager, Touche
                              Remnant & Co., investment management.

PAUL H. WICK                  Vice President and Portfolio Manager
         (33)
                              Managing Director (formerly, Vice President,
                              Investment Officer), J. & W. Seligman & Co.
                              Incorporated, investment managers and advisers;
                              Vice President and Portfolio Manager, two other open-end investment companies with the Seligman
                              Group of Investment Companies; Portfolio Manager,
                              Seligman Henderson Co., advisers; formerly, Senior
                              Vice President and Portfolio Manager, Chuo Trust,
                              JWS Advisors, Inc., advisers.

ARSEN MRAKOVCIC               Vice President and Portfolio Manager
         (31)
                              Managing Director (formerly, Vice President,
                              Investment Officer), J. & W. Seligman & Co.
                              Incorporated, investment managers and advisers;
                              Vice President and Portfolio Manager, one other open-end investment company with the Seligman
                              Group of Investment Companies; formerly, Portfolio
                              Assistant, J. & W. Seligman & Co. Incorporated.

LAWRENCE P. VOGEL             Vice President
         (40)
                              Senior Vice President, Finance, J. & W. Seligman &
                              Co. Incorporated, investment managers and advisers; Seligman Financial Services, Inc., broker/dealer; Seligman Advisors, Inc., advisers;
                              and Seligman Data Corp., shareholder service agent; Vice President, the Seligman Group of
                              Investment Companies; and Seligman Services, Inc., broker/dealer; and Treasurer, Seligman Holdings,
                              Inc., holding company; and Seligman Henderson Co., advisers; formerly, Senior Vice President,
                              Seligman Securities, Inc., broker/dealer; and
                              Senior Vice President, J. & W. Seligman Trust
                              Company, trust company.

FRANK J. NASTA                Secretary
         (32)
                              Senior Vice President, Law and Regulation and
                              Corporate Secretary, J. & W. Seligman & Co.
                              Incorporated, investment managers and advisers;
                              Corporate Secretary, the Seligman Group of
                              Investment Companies, Seligman Advisors, Inc., advisers; Seligman Financial Services, Inc., broker/dealer; Seligman Henderson Co., advisers;
                              Seligman Services, Inc., broker/dealer; and
                              Seligman Data Corp., shareholder service agent;
                              formerly, Secretary, J. & S. Seligman Trust
                              Company, trust company; Chuo Trust, JWS Advisors,
                              Inc., advisers; and attorney, Seward & Kissel, law firm.

THOMAS G. ROSE                Treasurer
         (39)
                              Treasurer, the Seligman Group of Investment
                              Companies and Seligman Data Corp., shareholder service agent; formerly, Treasurer, American
                              Investors Advisors, Inc. and the American
                              Investors Family of Funds.

     The Executive Committee of the Board of Directors of the Fund acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Series of the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                               Compensation Table

                                                                            Pension or                Total Compensation
                                               Aggregate                Retirement Benefits              from Fund and
                                             Compensation               Accrued as part of             Fund Complex Paid
    Position with Registrant                 from Fund (1)                 Fund Expenses              to Directors (1)(2)
    ------------------------                 -------------                 -------------              -------------------
   William C. Morris, Director and Chairman       N/A                         N/A                              N/A
   Brian T. Zino, Director and President          N/A                         N/A                              N/A
   Ronald T. Schroeder, Director                  N/A                         N/A                              N/A
   Fred E. Brown, Director                        N/A                         N/A                              N/A
   John R. Galvin, Director                    $3,388.71                      N/A                          $65,000.00
   Alice S. Ilchman, Director                   3,424.43                      N/A                           66,000.00
   Frank A. McPherson, Director                 3,424.43                      N/A                           66,000.00
   John E. Merow, Director                      3,424.43(d)                   N/A                           66,000.00(d)
   Betsy S. Michel, Director                    3,424.43                      N/A                           66,000.00
   James C. Pitney, Director                    3,388.71                      N/A                           65,000.00
   James Q. Riordan, Director                   3,424.43                      N/A                           66,000.00
   Robert L. Shafer, Director                   3,424.43                      N/A                           66,000.00
   James N. Whitson, Director                   3,424.43(d)                   N/A                           66,000.00(d)

-----------------------

(1) Based on remunerations received by the Directors of the Fund for the fiscal year ended October 31, 1996.
(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of seventeen investment companies.

(d)  Deferred.

     The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such interest will be included in the Directors' fees and expenses, and the accumulated balance thereof will be included in other liabilities in the Series' financial statements. The total amounts of deferred compensation (including interest) payable to Messrs. Merow and Whitson as of October 31, 1996 were $12,793, and $10,322, respectively. Mr. Pitney no longer defers current compensation; however, he has accrued deferred compensation in the amount of $1,691 as of October 31, 1996.

     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

     As of January 31, 1997, directors and officers of the Fund as a group owned directly or indirectly 48,305 Class A shares, or 1.7% of the outstanding shares of the Class A capital stock of the International Fund; 68,138 Class A shares, or 1.9% of the outstanding shares of the Class A capital stock of the Emerging Markets Growth Fund; and less than 1% of the outstanding shares of the Class A capital stock of each of the Global Growth Opportunities Fund, Global Smaller Companies Fundand the Global Technology Fund. No directors or officers owned Class B or Class D shares of any Series of the Fund as of such date.



     As of January 31, 1997, 319,679 Class A shares of the International Fundwhich represented 5.5% of such Series' capital stock and 11.5% of such Series' Class A capital stock then outstanding; 889,487 Class A shares of the Emerging Markets Growth Fund, which represented 11.2% of such Series' capital stock and 25.2% of such Series' Class A capital stock then outstanding; 5,487,250 Class A shares of the Global Growth Opportunities Fund, which represented 25.7% of such Series' capital stock and 42.4% of such Series' Class A capital stock then outstanding; 6,127,890 Class A shares of the Global Smaller Companies Fund, which represented 10.2% of such Series' capital stock and 23.1% of such Series' Class A capital stock then outstanding; and 9,206,974 Class A shares of the Global Technology Fund, which represented 15.1% of such Series' capital stock and 22.0% of such Series' Class A capital stock then outstanding were registered in the name of MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246.

     As of January 31, 1997, 940,069 Class B shares of the Emerging Markets Growth Fund, which represented 11.9% of such Series' capital stock and 50.0% Class B shares of such Series' Class B capital stock then outstanding, and 4,287,840 Class B shares of the Global Smaller Company Fund, which represented 7.1% of such Series' capital stock and 39.4% of such Series' Class B capital stock then outstanding, were registered in the name of MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246.

     As of January 31, 1997, 1,249,217 Class D shares of the International Fund, which represented 21.7% of such Series' capital stock and 45.4% of such Series' Class D capital stock then outstanding; 1,278,335 Class D shares of the Emerging Markets Growth Fund, which represented 16.1% of such Series' capital stock and 50.9% of such Series' Class D capital stock then outstanding; 3,721,758 Class D shares of the Global Growth Opportunities Fund, which represented 17.4% of such Series' capital stock and 54.0% of such Series' Class D capital stock then outstanding; 11,678,912 Class D shares of the Global Smaller Companies Fund, which represented 19.3% of such Series' capital stock and 50.7% of such Series' Class D capital stock then outstanding; and 5,690,003 Class D shares of the Global Technology Fund, which represented 9.3% of such Series' capital stock and 33.4% of such Series' D capital stock then outstanding were registered in the name of MLPF &S for the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246.


                             MANAGEMENT AND EXPENSES


     Under the Management Agreement dated March 19, 1992, subject to the control of the Board of Directors, J. & W. Seligman & Co. Incorporated (the "Manager") administers the business and other affairs of each Series. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Directors of the Fund who are employees, consultants and/or directors of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent. The Manager receives a fee for its services, calculated daily and payable monthly, equal to 1.25% per annum of the average daily net assets of Emerging Markets Growth Fund and 1.00% per annum of the other Series' average daily net assets, of which 1.15% and .90%, respectively, are paid to Seligman Henderson Co. (the "Subadviser"). The following chart indicates the management fees paid by each Series as well as the percentage such fee represents of a Series' average daily net assets for fiscal 1996, 1995and 1994or for such periods that a Series has been operational.

                                                             Annualized % of
                                   Management Fee Paid  Average Daily Net Assets
                                   -------------------  ------------------------
International Fund
    Year ended 10/31/96               $   963,308                      1.00%
    Year ended 10/31/95                   796,849**                     .96**
    Year ended 10/31/94                   599,767**                     .97**

Emerging Markets Growth Fund
    5/28/96* - 10/31/96               $    66,785**                     .45%**

Global Growth Opportunities Fund
    Year ended 10/31/96               $ 1,318,826                      1.00%

Global Smaller Companies Fund
    Year ended 10/31/96               $ 4,279,964                      1.00%
    Year ended 10/31/95                 1,148,074                      1.00
    Year ended 10/31/94                   618,841                      1.00

                                                             Annualized % of
                                   Management Fee Paid  Average Daily Net Assets
                                   -------------------  ------------------------

Global Technology Fund
    Year ended 10/31/96                $7,054,213                      1.00%
    Year ended 10/31/95                 2,127,260                      1.00
    5/23/94* - 10/31/94                   102,235**                  .78**


--------------------------------
*    Commencement of operations.

** During the year/period, the Manager and Subadviser, at their discretion, elected to waive a portion of their fees.


     Each Series of the Fund pays all its expenses other than those assumed by the Manager, or the Subadviser, including brokerage commissions; administration, shareholder services and distribution fees; fees and expenses of independent attorneys and auditors; taxes and governmental fees, including fees and expenses of qualifying the Series' shares under federal and state securities laws; cost of stock certificates and expenses of repurchase or redemption of shares; expenses of printing and distributing reports, notices and proxy materials to shareholders; expenses of printing and filing reports and other documents with governmental agencies; expenses of shareholders' meetings; expenses of corporate data processing and related services; shareholder record keeping and shareholder account services fees and disbursements of custodians; expenses of disbursing dividends and distributions; fees and expenses of Directors of the Fund not employed by (or serving as a Director of) the Manager or its affiliates; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated between the Series in a manner determined by the Directors to be fair and equitable.


     The Management Agreement provides that the Manager will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

     The Management Agreement was initially approved by the Board of Directors of the Fund at a meeting held on March 19, 1992 and by the shareholders on May 20, 1993. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Series and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) if the Manager has not notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.


     The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix B for further history of the Manager.


     Under the Subadvisory Agreement dated March 19, 1992, the Subadviser supervises and directs the investment of the assets of the Fund's Series, including making purchases and sales of portfolio securities consistent with each Series' investment objective and policies. For these services the Subadviser is paid, by the Manager, a fee as described above. The Subadvisory Agreement was approved by the Board of Directors of the Fund at a meeting held on March 19, 1992 and by shareholders of the Fund on May 20, 1993. The Subadvisory Agreement will continue in effect until December 31 of each year if such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Series and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party) and (2) if the Subadviser shall not have notified the Manager in writing at least 60 days prior to December 31 of any year that it does not desire such continuance. The Subadvisory Agreement may be terminated at any time by the Fund, on 60 days' written notice to the Subadviser. The Subadvisory Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement.

     The Subadviser is a New York general partnership formed by the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. Henderson plc, headquartered in London, is one of the largest independent money managers in Europe.

    The firm, which is recognized as a specialist in global equity investing, managed approximately $18.1 billion in assets at December 31, 1996. See Appendix C for further history of the Subadviser.

     Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

     The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

     Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

     Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan for each Class (the "Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


     The Plan with respect to the International Fund was originally approved on July 15, 1993 by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund ("Qualified Directors") and by the shareholders of such Series on September 21, 1993. The Plan with respect to the Emerging Markets Growth Fund was originally approved on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and by the sole shareholder of each Class of the Fund on May 10, 1996. The Plan with respect to the Global Growth Opportunities Fund was originally approved on September 21, 1995 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and by the sole shareholder of such Series on October 30, 1995. The Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors of the Fund, including a majority of the Qualified Directors. Amendments to the Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the


Qualified Directors, on March 18, 1993 and the amended Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and by the sole shareholder of such Series on that date. The Plans were approved in respect of the Class B shares of each Series (other than the Emerging Markets Growth Fund) on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and by the sole shareholder of each such class on that date, and became effective in respect of the Class B shares on April 22, 1996. The Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amounts payable to Service Organizations (as defined in the Fund's Prospectus) with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Directors and Qualified Directors.

     The Plans require that the Treasurer of the Fund shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS

     The Management Agreement recognizes that in the purchase and sale of portfolio securities of the Series, the Manager and the Subadviser will seek the most favorable price and execution, and consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager and the Subadviser for their use. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager and Subadviser to be beneficial to the Fund. In addition, the Manager and the Subadviser are authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis through the use of such brokers selected solely on the basis of seeking the most favorable price and execution, although such research and analysis may be useful to the Manager and the Subadviser in connection with their services to clients other than the Fund.

     In over-the-counter markets, the Fund deals with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.


     When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager or the Subadviser desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager and the Subadviser in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


     Total brokerage commissions paid to others for the execution, research and statistical services for the International Fund for the fiscal years ended October 31, 1996, 1995 and 1994 were $337,391, $230,997and $204,308, respectively; for the Emerging Markets Growth Fund for the period from May 28, 1996 (commencement of operations) through October 31, 1996 were $151,798; for the Global Growth Opportunities Fund for the fiscal year ended October 31, 1996 was $635,930; for the Global Smaller Companies Fund for the fiscal years ended October 31, 1996, 1995, and 1994 were $1,558,525, $359,655 and $170,773,, respectively; and for the Global Technology Fund for the fiscal years ended October 31, 1996 and 1995 and for the period from May 23, 1994 (commencement of operations) through October 31, 1994 were $1,072,773, $735,490, and $76,206, respectively.

                    PURCHASE AND REDEMPTION OF SERIES SHARES


     Each Series issues three classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within 6 years of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares," and "Redemption of Shares" in the Prospectus.

Specimen Price Make-Up


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold subject to a sales load of up to 4.75% and Class B and Class D shares * are sold at net asset value. Using each Series' net asset value at October 31, 1996, the maximum offering prices of each Series' shares are as follows:


                                 CLASS A SHARES

                                        Net Asset                     Maximum Sales Load            Maximum Offering
         Series                      Value Per Share              (4.75% of Offering Price)         Price Per Share
         ------                      ---------------              -------------------------         ---------------
International Fund                      $ 17.17                            $  .86                        $18.03
Emerging Markets Growth Fund               6.78                               .34                          7.12
Global Growth Opportunities Fund           8.08                               .40                          8.48
Global Smaller Companies Fund             15.14                               .76                         15.90
Global Technology Fund                    11.31                               .56                         11.87


                           CLASS B AND CLASS D SHARES

                                              Net Asset Value and Maximum
          Series                               Offering Price Per Share*
         -------                               -------------------------

International Fund                                  $ 16.74
Emerging Markets Growth Fund                           6.76
Global Growth Opportunities Fund                       8.02
Global Smaller Companies Fund                         14.72
Global Technology Fund                                11.09


----------
* Class B shares are subject to a CDSL declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. See "Redemption of Shares" in the Fund's Prospectus.


Class A Shares - Reduced Initial Sales Loads

     Reductions Available. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

     Volume Discounts are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

     The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Series of the Fund and shares of the other mutual funds in the Seligman Group sold with an initial sales load with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund (as defined in the Prospectus) on which there was an initial sales load at the time of purchase, to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by the investor or the dealer of the amount owned at the time the purchase is made and is furnished sufficient information to permit confirmation.

     A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other mutual funds in the Seligman Group already owned and the total net asset value of shares of Seligman Cash Management Fund, Inc. which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was an initial sales load at the time of purchase. Reduced initial sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent see "Terms and Conditions - Letter of Intent - Class A Shares Only" in the back of the Prospectus.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Fund's prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

     Persons Entitled To Reductions. Reductions in initial sales loads apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, of 1986, as amended, organizations tax exempt under Section 501 (c)(3) or (13), and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:


     1. Employees must authorize the employer, if requested by the Series, to receive in bulk and to distribute to each participant on a timely basis the Fund's Prospectus, reports and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Series 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


     Eligible Employee Benefit Plans. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that each Series may sell shares at net asset value to "eligible employee benefit plans," which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp. Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.


     Payment in Securities. In addition to cash, the Series may accept securities in payment for Series shares sold at the applicable public offering price (net asset value plus any applicable sales load), although the Series does not presently intend to accept securities in payment for Series shares. Generally, a Series will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Series would not accept securities with a value of less than $100,000 per issue in payment for shares. A Series may reject in whole or in part offers to pay for shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares at any time without notice. A Series will not accept restricted securities in payment for shares. A Series will value accepted securities in the manner provided for valuing portfolio securities of the Series. Any securities accepted by the Series in payment for Series shares will have an active and substantial market and have a value which is readily ascertainable (See "Valuation").


     Further Types of Reductions. Class A shares of each Series may be issued without a sales load in connection with the acquisition of cash and securities owned by other investment companies and other personal holding companies to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Series, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI and shareholders of mutual funds with investment objectives and policies similar to the Series who purchase shares with redemption proceeds of such funds and to certain unit investment trusts as described in the Prospectus.

     Class A shares may be issued without a sales load to present and retired directors, trustees, officers, employees (and their family members, as defined in the Prospectus) of the Funds, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.

     Class A shares may be sold at net asset value to these persons since such shares require less sales effort and lower sales related expenses as compared with sales to the general public.

     More About Redemptions. The procedures for redemption of Series' shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              DISTRIBUTION SERVICES


     SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Series of the Fund and of the other mutual funds in the Seligman Group. The Fund and SFSI are parties to a Distributing Agreement dated January 1, 1993. As general distributor of the Fund's capital stock, SFSI allows commissions to all dealers, as indicated in the Prospectus, up to 4.25% on purchases to which the 4.75% maximum sales load applies. SFSI receives the balance of sales loads and any CDSLs paid by investors on Class D shares.


     The following tables set forth the concessions received by SFSI, dealer commissions and total commissions paid by each Series on sales of Class A shares for the fiscal years ended October 31, 1996, 1995 and 1994. Also included in the table are the amounts of CDSL retained by SFSI on sales of Class D shares of each Series for the fiscal years ended October 31, 1996, 1995 and 1994.

                                                             Fiscal 1996
                                                             -----------
                                             SFSI                    Dealer                    Total               CDSL
Series                                    Concessions              Commissions              Commissions          Retained
------                                    -----------              -----------             ------------          --------
International Fund                        $     42,719            $      331,586          $      374,305         $ 11,127
Emerging Markets Growth Fund*                   31,761                   749,016                 780,777            1,677
Global Growth Opportunities Fund               201,990                 4,179,489               4,381,479           21,849
Global Smaller Companies Fund                  810,616                 6,498,877               7,309,493           62,753
Global Technology Fund                         930,729                 7,535,643               8,466,372          173,702


                                                            Fiscal 1995
                                                            -----------
                                                 SFSI                   Dealer                   Total               CDSL
Series                                        Concessions             Commissions             Commissions          Retained
------                                        -----------             -----------            ------------          --------
International Fund                        $     24,712            $      340,375          $      365,087          $ 9,926
Global Smaller Companies Fund                  149,478                 1,581,277               1,730,755           20,784
Global Technology Fund                       1,452,931                13,763,930              15,216,861           47,859

                                                            Fiscal 1994
                                                            -----------
                                                 SFSI                   Dealer                   Total               CDSL
Series                                        Concessions             Commissions             Commissions          Retained
------                                        -----------             -----------            ------------          --------
International Fund                          $   24,205              $    274,339            $    298,544        $   5,313
Global Smaller Companies Fund                   58,459                   652,019                 710,478           22,864
Global Technology Fund**                       170,518                 1,699,610               1,870,128              366

----------------------------

*     For the period 5/28/96 to 10/31/96.
**    For the period 5/23/94 to 10/31/94.

     SFSI has sold its rights to collect any CDSL imposed on redemptions of Class B shares to FEP Capital, L.P. ("FEP"). SFSI has also sold its rights to substantially all of the distribution fee with respect to Class B shares receivable by it pursuant to the Plans to FEP, which provides funding to SFSI to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares, SFSI receives payments from FEP based on the value of Class B shares sold. The aggregate amounts of such payments together with the Class B distribution fees retained by SFSI for the period ended October 31, 1996 amounted to the following:

          Series                                  Amount
          ------                                  ------

International Fund                             $   7,499
Emerging Markets Growth Fund                      29,634
Global Growth Opportunities Fund                  24,532
Global Smaller Companies Fund                    269,847
Global Technology Fund                            50,272



     Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager, became eligible to receive commissions from certain sales of Series shares, as well as distribution and service fees pursuant to the Plans. For the periods ended October 31, 1996 and October 31, 1995, Seligman Services, Inc. received commissions from sales of the Series of the Fund and distribution and service fees, pursuant to the Plans, as follows:


                                                          1996                                             1995
                                                          ----                                             ----
                                                                Distribution and                                 Distribution and
          Series                            Commissions           Service fees              Commissions            Service fees
          ------                            -----------           ------------              -----------            ------------
International Fund                          $    3,204                $15,809                $     1,843                 $10,799
Emerging Markets Growth Fund                     2,722                    568                        ---                     ---
Global Growth Opportunities Fund                 9,362                  3,281                        ---                     ---
Global Smaller Companies Fund                  137,567                 25,474                     16,474                   4,833
Global Technology Fund                         190,014                 36,015                    240,079                   6,303

     Class A shares may be sold at net asset value to present and retired Directors, trustees, officers, employees (and their family members, as defined in the Prospectus) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager and the Subadviser. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Series.

                                    VALUATION

     The net asset value per share of each class of a Series of the Fund is determined as of the close of the NYSE (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open. The Fund and the NYSE are currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing that class' share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class B and Class D shares of a Series will generally be lower than the net asset value of Class A shares of such Series as a result of the higher distribution fee with respect to such shares.

     Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are not recent sales transactions are valued based on quotations provided by primary market maker in such securities. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

     Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Series shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors.

     For purposes of determining the net asset value per share of a Series, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                      TAXES

Foreign Income Taxes. Investment income received by the Series from sources within foreign countries may be subject to foreign income taxes withheld at source. The United States has entered into tax treaties with many foreign countries which entitle the Series to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Series' assets to be invested within various countries is not known.

U.S. Federal Income Taxes. Each Series intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Code. Qualification relieves a Series of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Series must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the U.S. Federal income taxes on dividends and distributions by a Series and assumes that each Series qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

     Each Series intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. Each Series will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Certain distributions of the Series which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month will be treated as having been distributed to shareholders and will be taxable to shareholders as if received in December.

     Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since each Series expects to derive a substantial portion of its gross income (exclusive of capital gains) from sources other than qualifying dividends, it is expected that only a portion of each Series' dividends or distributions will qualify for the dividends received deduction for corporations.

     The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Series to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held Series shares. Any dividend or distribution received by a shareholder on shares of a Series shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, would be taxable to the shareholder as described above. If a shareholder has held shares in a Series for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during that period will be treated as a long-term capital loss to the extent of the distribution.

     Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Series' common stock.

     Each Series generally will be required to withhold tax at the rate of 31% with respect to a portion of distributions and other reportable payments to noncorporate shareholder unless the shareholder certifies on his Account Application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

     Income received by a Series from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Series' total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Series may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Series. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Series' gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Series from its foreign source income will be treated as foreign source income. Each Series' gains from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Series which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Series.

     Each Series intends for each taxable year to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Series will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Series whether the foreign taxes paid by such Series will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Series' gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Series purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Series itself may be subject to U.S. Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Series as a dividend to its shareholders. If a Series were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, such Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, its pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to such Series.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Series accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Series' net investment income available to be distributed to its shareholders as ordinary income.

Options Transactions. A special "marked-to-market" system governs the taxation of "section 1256 contracts," which include certain listed options. Each Series may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Series on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Series. Each Series can elect to exempt its section 1256 contracts which are part of a "mixed" straddle from the application of section 1256.

                                   PERFORMANCE


     The average annual total returns for the one-year period ended October 31, 1996 and for the period April 7, 1992 (inception) through October 31, 1996 for the Class A shares of the International Fund were 3.30% and 9.86%, respectively; for the one-year period ended October 31, 1996 for the Class A shares of the Global Growth Opportunities Fund was 7.73%; for the one-year period ended October 31, 1996 and for the period September 9, 1992 (inception) through October 31, 1996 for the Class A shares of the Global Smaller Companies Fund were 11.42% and 21.64%, respectively; for the one-year period ended October 31, 1996 and for the period May 23, 1994 (inception) through October 31, 1996 for the Class A shares of the Global Technology Fund were (11.72)% and 22.04%, respectively. The total return for the period from May 28, 1996 (inception) through October 31, 1996 for the Class A shares of the Emerging Markets Growth Fund was (9.60)%. These returns were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of each Series. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions paid by the Series' Class A shares over the relevant time period, were reinvested. It was then assumed that at the end of these periods, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

     The total returns for the period April 22, 1996 (inception) through October 31, 1996 for the Class B shares of the International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund were (3.68)%, (0.25)%, 1.94% and (3.31)%, respectively. The total return for the period May 28, 1996 (inception) through October 31, 1996 for the Class B shares of the Emerging Markets Growth Fund was (5.32)%. These returns were computed by assuming a hypothetical initial investment of $1,000 in Class B shares of each Series and that all of the dividends and distributions paid by the Series' Class B shares over the relevant time period, were reinvested. It was then assumed that at the end of these periods, the entire amount was redeemed, subtracting the 5% CDSL.

     The average annual total returns for the one-year period ended October 31, 1996 and for the period September 21, 1993 (inception) through October 31, 1996 for the Class D shares of the International Fund, were 6.62% and 7.08%, respectively; for the one-year period ended October 31, 1996 and for the period May 3, 1993 (inception) through October 31, 1996 for Class D shares of the Global Smaller Companies Fund were 15.14% and 20.63%, respectively; for the one-year period ended October 31, 1996 and for the period May 23, 1994 (inception) through October 31, 1996 for the Class D shares of the Global Technology Fund were (8.93)% and 23.48%, respectively The total return for the one-year period ended October 31, 1996 for the Class D shares of the Global Growth Opportunities Fund was 11.33%. The total return for the period from May 28, 1996 (inception) through October 31, 1996 for the Class D shares of the Emerging Markets Growth Fund was (6.27)%. These returns were computed by assuming a hypothetical initial investment of $1,000 in Class D shares of each D shares over the relevant time period, were reinvested. It was then assumed that at the end of these periods, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.




     The tables below illustrate the total returns on a $1,000 investment in each of the Series' Class A, Class B and Class D shares from the commencement of a Series' operations through October 31, 1996, assuming investment of all dividends and capital gain distributions.

                                 CLASS A SHARES

Year/                  Value of          Value of                  Value         Total Value
Period                  Initial        Capital Gain                 of               of                    Total
Ended(1)             Investment(2)     Distributions             Dividends       Investment(2)           Return(1,3)
-------              ------------      -------------             ---------       -----------             ---------
INTERNATIONAL FUND
10/31/92              $    944            $  --                   $ --          $    944
10/31/93                 1,268               --                      4             1,272
10/31/94                 1,402               28                      5             1,435
10/31/95                 1,326               87                      5             1,418
10/31/96                 1,363              169                      5             1,537                  53.70%
EMERGING MARKETS GROWTH FUND
10/31/96                   904               --                     --               904                  (9.60)%

Year/                  Value of          Value of                  Value         Total Value
Period                  Initial        Capital Gain                 of               of                    Total
Ended(1)             Investment(2)     Distributions             Dividends       Investment(2)           Return(1,3)
-------              ------------      -------------             ---------       -----------             ---------
GLOBAL GROWTH OPPORTUNITIES FUND
10/31/96               $ 1,077            $  --                   $ --           $ 1,077                   7.73%

GLOBAL SMALLER COMPANIES FUND
10/31/92                   953               --                     --               953
10/31/93                 1,331               --                      2             1,333
10/31/94                 1,591               10                      3             1,604
10/31/95                 1,853               69                      4             1,926
10/31/96                 2,018              230                      5             2,253                 125.25%

GLOBAL TECHNOLOGY FUND
10/31/94                  1,116              --                     --             1,116
10/31/95                  1,740              16                     --             1,756
10/31/96                  1,508             116                      3             1,627                  62.69%

                                                           CLASS B SHARES

Year/                  Value of          Value of                  Value         Total Value
Period                  Initial        Capital Gain                 of               of                    Total
Ended(1)             Investment(2)     Distributions             Dividends       Investment(2)           Return(1,3)
-------              ------------      -------------             ---------       -----------             ---------
INTERNATIONAL FUND
10/31/96                 $915                 $ --                 $ --             $915                  (8.50)%

EMERGING MARKETS GROWTH FUND
10/31/96                  899                   --                   --              899                 (10.06)%

GLOBAL GROWTH OPPORTUNITIES FUND
10/31/96                  948                   --                   --              948                  (5.24)%

GLOBAL SMALLER COMPANIES FUND
10/31/96                  969                   --                   --              969                  (3.06)%

GLOBAL TECHNOLOGY FUND
10/31/96                  919                   --                   --              919                  (8.15)%

                                                           CLASS D SHARES

Year/                  Value of          Value of                  Value         Total Value
Period                  Initial        Capital Gain                 of               of                    Total
Ended(1)             Investment(2)     Distributions             Dividends       Investment(2)           Return(1,3)
-------              ------------      -------------             ---------       -----------             ---------
INTERNATIONAL FUND
10/31/93               $ 1,048              $ --                  $ --            $ 1,048
10/31/94                 1,151                23                    --              1,174
10/31/95                 1,079                71                    --              1,150
10/31/96                 1,099               138                    --              1,237                 23.72%
EMERGING MARKETS GROWTH FUND
10/31/96                   937                --                    --                937                 (6.27)%

Year/                  Value of          Value of                  Value         Total Value
Period                  Initial        Capital Gain                 of               of                    Total
Ended(1)             Investment(2)     Distributions             Dividends       Investment(2)           Return(1,3)
-------              ------------      -------------             ---------       -----------             ---------
GLOBAL GROWTH OPPORTUNITIES FUND
1/31/96                $ 1,050              $ --                  $ --            $ 1,050
10/31/96                 1,113                --                    --              1,113                 11.33%

GLOBAL SMALLER COMPANIES FUND
10/31/93                 1,167                --                    --              1,167
10/31/94                 1,385                 9                    --              1,394
10/31/95                 1,600                60                    --              1,660
10/31/96                 1,728               200                    --              1,928                 92.76%

GLOBAL TECHNOLOGY FUND
10/31/94                 1,168                --                    --              1,168
10/31/95                 1,806                16                    --              1,822
10/31/96                 1,554               121                    --              1,675                 67.45%

-----------------------
(1)  From commencement of operations on:

                                            Class A Shares             Class B Shares            Class D Shares
                                            --------------             --------------            --------------
  International Fund                            4/7/92                     4/22/96                  9/21/93
  Emerging Markets Growth Fund                  5/28/96                    5/28/96                  5/28/96
  Global Growth Opportunities Fund              11/1/95                    4/22/96                  11/1/95
  Global Smaller Companies Fund                 9/9/92                     4/22/96                  5/3/93
  Global Technology Fund                        5/23/94                    4/22/96                  5/23/94

(2) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load or CDSL, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" assumes investment of all dividends and capital gain distributions.

(3) "Total Return" for each class of shares of a Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales load for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. The International Fund's total return and average annual total return quoted from time to time through September 21, 1993 for Class A shares does not reflect the deduction of the administration, shareholder services and distribution fee effective on that date, which fee if reflected would reduce the performance quoted.

     No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

     Waiver by the Manager and Subadviser of a portion of their fees during the period (as set forth under "Management and Expenses" herein and "Financial Highlights" in the Prospectus) positively affected the performance results provided in this section.

                               GENERAL INFORMATION


Capital Stock. The Board of Directors is authorized to classify or reclassify and issue any unissued capital stock of the Fund into any number of series or classes without further action by shareholders. To date, shares of five series have been authorized, which shares constitute interests in the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund. The 1940 Act requires that where more than one series or class exists, each series or class must be preferred over all other series or classes in respect of assets specifically allocated to such series or class.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.


Custodian and Recordkeeping Agents. Morgan Stanley Trust Company (NY), One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the Fund. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, maintains, under the general supervision of the Manager, certain accounting records and determines the net asset value for the each Series.


Accountants. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                              FINANCIAL STATEMENTS


     The Annual Report to Shareholders for the Fund for the fiscal year ended October 31, 1996 is incorporated by reference into this Statement of Additional Information. The Annual Report contains a schedule of the investments of each Series as of October 31, 1996, as well as certain other financial information as of that date. The Annual Report will be furnished, without charge, to investors who request copies of this Statement of Additional Information.

                                   APPENDIX A

Moody's Investors Service, Inc.  ("Moody's")

         Debt Securities

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Commercial Paper

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.


Standard & Poor's  Rating Service ("S&P")


     Debt Securities

     AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D: Debt rated "D" is in payment default.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.


The Seligman Complex:

 ...Prior to 1900

o   Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o   Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o   Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o   Establishes Investment Advisory Service.

 ...1940s

o   Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o   Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.


o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.


o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.


o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global and international investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

                                   APPENDIX C

                            HISTORY OF HENDERSON PLC

Henderson's origins can be traced back to the year 1872, when its founder, Sir Alexander Henderson, joined the London Stock Exchange. In the years that followed, Sir Alexander and the Henderson brothers began a long tradition of global investing.

 ...Prior to 1900:

o   Alexander Henderson joins the London Stock Exchange in 1872.

o Invests in railways in South America and Spain, mining and gold interests in Mexico, Australia, and Chile, and wheat field developments in Canada and the United States.

o   Invests in the Argentine Transandine Railway in 1887.

o   Helps finance the building of Manchester Ship Canal in England in 1887.

o   Launches TR Smaller Companies Investment Trust in 1887.

o   Launches The Bankers Investment Trust in 1888.

o   Launches Electric and General Investment Company in 1890.

o   Launches TR City of London Trust in 1891.

o   Helps finance the building of the Great Central Railway in England in 1894.

o   Alexander Henderson is elected to British Parliament in 1898.

 ...1900-1910

o   Alexander Henderson is knighted in 1902.

o Finances British Central African Company in 1902 to build railways across Africa.

o   Launches TR Property Investment Trust in 1905.

o   Helps establish the National Bank of Turkey in 1909.

o   Establishes Witan Investment Company in 1909.

 ...1910s

o   Alexander Henderson achieves peerage as the first Lord Faringdon in 1916.

o Helps establish The British Trade Corporation in 1917, dedicated to developing international trade for English companies.

 ...1920-1989

o Presides over the 1922 merger of the Great Central Railway with the London and North Eastern Railway.

o Henderson Administration, today Henderson plc, is formally incorporated in 1934.

o Henderson is one of the first United Kingdom investors in Occidental Petroleum in 1959.

o Begins managing a series of retail unit trusts in 1974 that are focused on international markets, including Japan, North America, Europe, and the Pacific. Today, Henderson manages 22 retail unit trusts, eight exempt unit trusts, and 20 investment trusts.

o Launches the Luxembourg-based Henderson Horizon Funds in 1983, including European Smaller Companies Fund and Global Bond Fund. Today, Henderson offers 12 Henderson Horizon Funds.

o   Henderson is listed on the London Stock Exchange in 1983.

 ...1990s

o Establishes a joint venture in 1991 with New York-based J. & W. Seligman & Co., known as Seligman Henderson Co., to offer global investment products.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund, and Seligman Henderson Emerging Markets Growth Fund.

o Is, today, the largest investment trust manager in the United Kingdom and one of the largest independent money managers in Europe.

o Has been the recipient of Micropal's "Best Investment Trust Manager of the Year" award for the years 1994, 1995, and 1996.

                                   APPENDIX D


     The Global Technology Fund's investments are managed by Seligman Henderson Co., a joint venture that combines the unique experience of two of the world's foremost money managers: J. & W. Seligman & Co. and Henderson plc, with combined assets under management of more than $35 billion and 200 years of investment experience. Together, they manage more than $5 billion in technology assets.

     As illustrated below, the technology market now represents a staggering 24.8% of world market capitalization, as derived from the Morgan Stanley Capital International Indices as of December 31, 1996.*





                   [The printed document contains a bar chart
                     depicting the global technology market
                        by major national market segment]



* These indices do not represent the full market capitalization of the selected countries. Global Technology includes: Aerospace & Military Technology; Data Processing & Reproduction; Electronics; Electronic Components; Health & Personal Care; Broadcasting & Publishing; and Telecommunications.


     The use of existing developing technologies is an increasingly important component of human societies throughout the civilized world. Historically, technologies have been developed and utilized first in the U.S. and then spread to the rest of the world. The Manager believes that this wave of technology offers from the trends in the information and technology fields:
Telecommunications privatization, deregulation, and infrastructure spending; mobile communications; multimedia; and mobile computing.

                                   APPENDIX D


     The Global Technology Fund's investments are managed by Seligman Henderson Co., a joint venture that combines the unique experience of two of the world's foremost money managers: J. & W. Seligman & Co. and Henderson plc, with combined assets under management of more than $35 billion and 200 years of investment experience. Together, they manage more than $5 billion in technology assets.

     As illustrated below, the technology market now represents a staggering 24.8% of world market capitalization, as derived from the Morgan Stanley Capital International Indices as of December 31, 1996.*





                   [The printed document contains a bar chart
                     depicting the global technology market
                        by major national market segment]



* These indices do not represent the full market capitalization of the selected countries. Global Technology includes: Aerospace & Military Technology; Data Processing & Reproduction; Electronics; Electronic Components; Health & Personal Care; Broadcasting & Publishing; and Telecommunications.


     The use of existing developing technologies is an increasingly important component of human societies throughout the civilized world. Historically, technologies have been developed and utilized first in the U.S. and then spread to the rest of the world. The Manager believes that this wave of technology offers from the trends in the information and technology fields:
Telecommunications privatization, deregulation, and infrastructure spending; mobile communications; multimedia; and mobile computing.

================================================================================
                                    SELIGMAN

                               SELIGMAN HENDERSON
                            GLOBAL FUND SERIES, INC.

                               International Fund
                          Emerging Markets Growth Fund
                        Global Growth Opportunities Fund
                          Global Smaller Companies Fund
                             Global Technology Fund


================================================================================
               Investing Around the World for Capital Appreciation


                        OCTOBER 31, 1996  ANNUAL REPORT

[PHOTO]

SELIGMAN
ESTABLISHED 1864

[PHOTO]
HENDERSON
INVESTING SINCE 1872

SELIGMAN
ESTABLISHED 1864

HENDERSON
INVESTING SINCE 1872


J. & W. SELIGMAN & CO. INCORPORATED
OVER THE LONG TERM

J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. Since 1864, Seligman has followed a long-term approach to making money for its clients by managing investment products and providing services of the highest quality.

SELIGMAN HENDERSON CO.
THE EXPERIENCED GLOBAL MANAGER

The global and international funds in the Seligman Group of Funds are managed by Seligman Henderson Co., a joint venture established by Seligman of New York and Henderson plc of London. Together, the two firms have more than 200 years of investment experience, and manage more than $30 billion in combined assets. Seligman manages more than 40 investment companies, including Tri-Continental Corporation, which was established in 1929. Henderson manages more than 60 investment companies, including four portfolios that were launched before 1900.

GLOBAL INVESTMENT CAPABILITIES

Seligman and Henderson combined employ more than 100 investment professionals, organized into investment teams. Seligman Henderson believes its team approach to managing global investments ensures a free exchange of ideas and information from investment professionals, with unique insight into each of the world's geographic regions. Seligman Henderson is headquartered in New York, and Henderson has additional offices in London, Singapore, and Tokyo.

--------------------------------------------------------------------------------
TO THE SHAREHOLDERS

We are pleased to provide you with this Annual Report for Seligman Henderson Global Fund Series, Inc., which includes Seligman Henderson International Fund, Seligman Henderson Emerging Markets Growth Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund, and Seligman Henderson Global Technology Fund. The Funds' overall investment results for the 12 months ended October 31, 1996, were mixed. For your convenience, Fund-specific information, including comments from the Portfolio Managers, begins on page 3.

   The fundamental economic and market background remained strong in most of the world's major financial markets for the six months ended October 31, 1996. In particular, inflation remained stable and, in many countries, short-term interest rates were flat, or declined.

   In the US, the economy remained remarkably stable, and equities continued to perform well. They were supported by declining long-term interest rates, strong inflows into mutual funds, and solid corporate earnings. As a result, the US equity market continued to outpace most international equity markets.

   In the UK, the economy continued to grow due to strengthening consumer spending. This led to some upward pressure on interest rates, but also to a very strong currency. Overall, conditions proved positive for Continental European equity markets, although most currencies weakened against the US Dollar, which reduced returns in Dollar terms. The overall background was one of low interest rates and tight fiscal policies. There was a concerted effort by several countries to meet their budget deficit targets (fiscal policy) as required by the Maastricht Treaty in order to achieve monetary union by the year 1999.

   In Japan, the economy slowed somewhat but still progressed, interest rates reached record low levels, and corporate profits were generally satisfactory. However, domestic investors cautiously remained on the sidelines while significant new fund raising and equity sales by life insurance companies kept the supply of stock high. This supply imbalance left the market trading in a relatively narrow range.

   In the Pacific, the Hong Kong stock market performed exceptionally well, but both Thailand and South Korea fell sharply. In Thailand, a combination of political worries, capital outflows, and the banking sector's debts caused investors to flee the market. In South Korea, a corporate profit collapse was the overriding factor.

   Elsewhere, Latin American economies and stock markets made a reasonable recovery following a very difficult 1995. Finally, Central European markets all performed well due to very low stock valuations.

   Going forward, we anticipate that the fundamental economic environment will remain solid, and should reasonably support the equity markets. However, there are signs of some excesses in the financial markets, including high mutual fund sales, a large number of initial public offerings (IPOs), and volatile Japanese money seeking high returns. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

By order of the Board of Directors,


/s/ William C. Morris         /s/ Brian T. Zino         /s/ Iain C. Clark
----------------------        -------------------       -----------------------
William C. Morris             Brian T. Zino             Iain C. Clark
Chairman                      President                 Chief Investment Officer
                                                        Seligman Henderson Co.


December 2, 1996

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL FUND SERIES, INC.

                                                                          EMERGING              GLOBAL GROWTH
 HIGHLIGHTS                                     INTERNATIONAL          MARKETS GROWTH           OPPORTUNITIES
 October 31, 1996                                   FUND                    FUND*                   FUND*
--------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
 Class A (in millions)                             $ 51.0                   $19.9                    $107.5
 Class B (in millions)                                2.9                    10.5                       9.3
 Class D (in millions)                               47.9                    13.7                      53.5
                                              -----------               ---------               -----------
 Total                                             $101.8                   $44.1                    $170.3

--------------------------------------------------------------------------------------------------------------------
 DIVIDENDS (Class A)**                                 --                      --                        --

--------------------------------------------------------------------------------------------------------------------
 CAPITAL GAIN DISTRIBUTIONS
  (Class A and Class D)***                         $0.916                      --                        --

--------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE:
 October 31, 1996
  Class A                                          $17.17                   $6.78                     $8.08
  Class B                                           16.74                    6.76                      8.02
  Class D                                           16.74                    6.76                      8.02
 April 30, 1996
  Class A                                           17.78                     n/a                      8.16
  Class B                                           17.40                     n/a                      8.13
  Class D                                           17.40                     n/a                      8.13
 October 31, 1995
  Class A                                           16.71                     n/a                       n/a
  Class D                                           16.43                     n/a                       n/a

--------------------------------------------------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE PER
  SHARE:
 October 31, 1996
  Class A                                          $18.03                   $7.12                     $8.48
  Class B                                           16.74                    6.76                      8.02
  Class D                                           16.74                    6.76                      8.02
 April 30, 1996
  Class A                                           18.67                     n/a                      8.56
  Class B                                           17.40                     n/a                      8.13
  Class D                                           17.40                     n/a                      8.13
 October 31, 1995
  Class A                                           17.54                     n/a                       n/a
  Class D                                           16.43                     n/a                       n/a
--------------------------------------------------------------------------------------------------------------------


                                          GLOBAL SMALLER              GLOBAL
 HIGHLIGHTS                                  COMPANIES              TECHNOLOGY
 October 31, 1996                              FUND                    FUND
-------------------------------------------------------------------------------
 NET ASSETS:
 Class A (in millions)                          $350.3                $499.9
 Class B (in millions)                           104.0                  18.8
 Class D (in millions)                           285.5                 197.4
                                           -----------           -----------
 Total                                          $739.8                $716.1

-------------------------------------------------------------------------------
 DIVIDENDS (Class A)**                              --                $0.019

-------------------------------------------------------------------------------
 CAPITAL GAIN DISTRIBUTIONS
  (Class A and Class D)***                      $0.955                $0.771

-------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE:
 October 31, 1996
  Class A                                       $15.14                $11.31
  Class B                                        14.72                 11.09
  Class D                                        14.72                 11.09
 April 30, 1996
  Class A                                        15.15                 12.19
  Class B                                        14.78                 12.00
  Class D                                        14.78                 12.00
 October 31, 1995
  Class A                                        13.90                 13.05
  Class D                                        13.63                 12.89

-------------------------------------------------------------------------------
 MAXIMUM OFFERING PRICE PER
  SHARE:
 October 31, 1996
  Class A                                       $15.90                $11.87
  Class B                                        14.72                 11.09
  Class D                                        14.72                 11.09
 April 30, 1996
  Class A                                        15.91                 12.80
  Class B                                        14.78                 12.00
  Class D                                        14.78                 12.00
 October 31, 1995
  Class A                                        14.59                 13.70
  Class D                                        13.63                 12.89
-------------------------------------------------------------------------------

  * Commencement of operations May 28, 1996, and November 1, 1995, for Emerging Markets Growth Fund and Global Growth Opportunities Fund, respectively.

 ** Represents per share amount paid on December 27, 1995.

*** Represents per share amount paid on December 27, 1995. On November 22, 1996, payments of $0.885 and $0.730 were made to Class A, Class B, and Class D shares of the International and Global Smaller Companies Funds, respectively.

NOTE: THERE ARE SPECIFIC RISKS ASSOCIATED WITH GLOBAL INVESTING, SUCH AS CURRENCY FLUCTUATIONS, FOREIGN TAXATION, DIFFERENCES IN FINANCIAL REPORTING PRACTICES, AND RAPID CHANGES IN POLITICAL AND ECONOMIC CONDITIONS.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
INTERNATIONAL FUND


IAIN C. CLARK,
PORTFOLIO MANAGER

[GROUP PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) TIM STEVENSON, JAMES ROBINSON, IAIN
CLARK, (PORTFOLIO MANAGER), PETER BASSETT, DAVID THORNTON, MISSING FROM PHOTO:
BEN ELWES, KIRSTEEN MORRISON

SELIGMAN HENDERSON INTERNATIONAL FUND, WHICH COMMENCED INVESTMENT OPERATIONS ON APRIL 7, 1992, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE STOCKS OF LARGER-SIZED COMPANIES OUTSIDE THE U.S. WITH PROSPECTS FOR ABOVE-AVERAGE GROWTH.


      Over the past 12 months, we have seen mixed results in both the international economies and stock markets. European markets performed reasonably well, while the Pacific posted poor results.

UNITED KINGDOM

      In the UK, the economy was quite healthy, primarily due to strengthened consumer spending. As a result, the Fund directly benefited from its significant position in consumer-related issues such as Granada Group, a television broadcasting and leisure group, and Tesco, a supermarket chain. Additionally, the UK stock market was up 16.6%, posting the best performance in the six months ended October 31. Returns were largely driven by the strength of Sterling, which rose 8.5% against the US Dollar. Overall, the Fund's weighting in the UK was maintained at approximately 17% throughout the period.

CONTINENTAL EUROPE

      Though economic conditions in Continental Europe were unimpressive at April 30, the last six months brought a turn for the better in most markets. In particular, Germany benefited from increased new orders, improved business confidence, and low interest rates. Otherwise, Continental Europe focused on meeting the Maastricht budget deficit criteria for entry into the European Monetary Union in 1999. The emphasis on Maastricht requirements resulted in a number of austerity budgets, which will limit overall GNP growth. However, it is essential that Continental European economies grow at 2% or more in order to achieve these budget targets, which suggests that interest rates could remain low despite the budget constraints.

        Within the portfolio, we continued to increase the overall investment in Continental Europe to end the period at almost 39%. Specifically, the Fund's weightings in Spain, Sweden, and Germany were increased, while the holdings in Switzerland and the Netherlands were reduced. More specifically, positions in economically-sensitive stocks such as Michelin (France), Sol Melia (Spain), Electrolux (Sweden), and Volkswagen (Germany) were increased.

JAPAN

      Japan's slow rate of economic recovery did not meet the expectations we had when we last reported to you. There were doubts about the pace of the recovery, as evidenced in the most recent Tankan Survey -- a measure of business confidence -- that suggested a slowdown in manufacturing, which put pressure on economically-sensitive stocks. Nonetheless, the Fund's focus on economically-sensitive stocks was maintained, as we continue to believe that the economy will improve. Companies such as Sankyo, a manufacturer of pachinko game equipment, and Tsubakimoto Nakishima, a manufacturer of ball bearings, were purchased, as they should both benefit from a growing economy.

        Further, the Yen continued to weaken sharply. As a result, export-related holdings provided very strong results, with leading electronics stocks such as Toshiba and Alps Electric posting solid returns.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
INTERNATIONAL FUND


PACIFIC/EMERGING MARKETS

       The large decline in exports negatively affected the Asian markets, though performance was very mixed. Hong Kong rose quite significantly, performing strongly due to a stable economy. In Australia and Taiwan, where the economies were also reasonably steady, the markets rose only modestly. Elsewhere, markets in South Korea, Thailand, and Singapore experienced sharp declines due largely to a considerable slowdown in their economies and, in Thailand, from worrisome political developments. These economies were severely affected by the collapse of prices in the electronics sector. In Singapore, for example, electronics make up more than 50% of total exports. Overall, the weighting in the Pacific was reduced to 15.4%. In contrast, the weighting in Latin America and Emerging Europe was increased with purchases in Peru, Brazil, Hungary, and the Czech Republic.

OUTLOOK

       The fundamental economic background is quite positive, and we expect that moderate growth and low levels of inflation should continue around the world. The outlook for corporate profits will be important for future performance. We anticipate reasonable performance in the UK and improvements in Continental Europe and Japan, although some of these expectations may be already reflected in stock market prices. As both the bond and equity markets were partly fueled by excess Japanese liquidity, a short-term setback could be provoked when this cash flow dries up. Nonetheless, we anticipate that the fundamental background will continue to remain positive, and believe that markets could rise further in the medium term.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
INTERNATIONAL FUND


PERFORMANCE COMPARISON CHART AND TABLE

       The following chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the maximum initial sales charge of 4.75%, since the commencement of investment operations on April 7, 1992, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper International Funds Average (Lipper Int'l Average) and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index(R) (MSCI EAFE Index) for the same period. The performances of Seligman Henderson International Fund Class B and Class D shares are not shown in the chart, but are included in the table below. It is important to keep in mind that the Average and Index do not include any fees or sales charges.


[THE FOLLOWING TABLE REPRESENTS A GRAPH]

                                     SELIGMAN HENDERSON INTERNATIONAL FUND

                         WITH SALES      WITHOUT      LIPPER INTERNATIONAL
                            CHARGE     SALES CHARGE      FUNDS AVERAGE  MSCI EAFE INDEX
                            ------     ------------      -------------  ---------------
4/7/92 ..........           9,523.81    10,000.00          10,000.00       10,000.00
4/30/92 .........          10,248.00                       10,050.00
7/31/92 .........           9,444.45     9,916.66          10,080.63        9,962.57
10/31/92 ........           9,436.51     9,908.33           9,652.69        9,843.01
1/31/93 .........           9,662.00    10,145.09           9,876.17        9,994.60
4/30/93 .........          11,269.67    11,833.16          11,209.89       12,266.37
7/31/93 .........          11,444.77    12,017.01          11,553.25       12,770.52
10/31/93 ........          12,718.18    13,354.09          12,731.44       13,571.23
1/31/94 .........          14,011.78    14,712.37          14,183.96       14,411.29
4/30/94 .........          13,646.25    14,328.57          13,595.51       14,344.99
7/31/94 .........          13,971.16    14,669.73          13,773.03       14,613.25
10/31/94 ........          14,352.93    15,070.58          14,093.07       14,980.04
1/31/95 .........          12,724.46    13,360.68          12,610.31       13,808.60
4/30/95 .........          13,530.34    14,206.86          13,461.92       15,189.46
7/31/95 .........          14,438.01    15,159.92          14,295.42       15,675.52
10/31/95 ........          14,175.04    14,883.80          13,941.04       14,970.12
1/31/96 .........          15,146.16    15,903.46          14,827.84       16,083.90
4/30/96 .........          15,916.00    16,711.80          15,633.94       16,973.84
7/31/96 .........          15,173.01    15,931.66          15,124.66       16,277.43
10/31/96 ........          15,369.95    16,138.44          15,510.41       16,588.33


TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1996

                                                                                             AVERAGE ANNUAL
                                                                              --------------------------------------------
                                                          SINCE                                     SINCE
                                                        INCEPTION               ONE               INCEPTION           SINCE
                                                         4/22/96               YEAR                9/21/93           4/7/92
                                                      ------------            -------           ------------         -------
CLASS A
With Sales Charge                                           n/a                3.30%                 n/a                9.86%
Without Sales Charge                                        n/a                8.43                  n/a               11.04
CLASS B
With 5% CDSL                                              (8.50)%               n/a                  n/a                 n/a
Without CDSL                                              (3.68)                n/a                  n/a                 n/a
CLASS D
With 1% CDSL                                                n/a                6.62                  n/a                 n/a
Without CDSL                                                n/a                7.62                 7.08%                n/a
LIPPER INT'L AVERAGE**                                    (0.79)+             11.26                 8.09++             10.04+++
MSCI EAFE INDEX**                                         (2.27)+             10.80                 7.79++             11.67+++

   * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. No adjustment was made to the performance of Seligman Henderson International Fund Class A shares for periods prior to September 21, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The Lipper Int'l Average and the MSCI EAFE Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper Int'l Average is used in the performance chart and table. Investors may not invest directly in an average or an index.
  +  From April 30, 1996.
 ++  From September 30, 1993.
+++  From March 31, 1992.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
INTERNATIONAL FUND

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1996

                                                          SHARES
                                                ---------------------------
                                                                 HOLDINGS
ADDITIONS                                        INCREASE        10/31/96
-------------                                   -----------    ------------
Accor ......................................        9,115           9,115
Istituto Nazionale delle
   Assicurazioni ...........................      794,477         794,477
Koninklijke Ahold ..........................       20,213          20,213
Mannesmann .................................        3,127           3,127
Pharmacia & Upjohn .........................       29,027          29,027
Samsung Electronics ........................       14,690          14,690
Sandoz .....................................          947             947
STET Societa' Finanzaria
   Telefonica ..............................      461,410         461,410
VEBA .......................................       21,989          21,989
Volkswagen .................................        3,078           3,078

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 23,049 shares received as a result of a 10-for-1 stock split.


                                                          SHARES
                                               ----------------------------
                                                                  HOLDINGS
REDUCTIONS                                       DECREASE         10/31/96
--------------                                  -----------     ------------
Assicurazione Generali ....................        52,795               --
East Japan Railway ........................           162              339
LaFarge Coppee ............................        16,979               --
Nestle ....................................         1,222               --
Norsk Hydro ...............................        29,442               --
Perusahaan Otomobil Nasional ..............       115,000           73,000
Roussel Uclaf .............................         5,979               --
Siemens ...................................        25,610(1)            --
Unilever ..................................        43,000               --
YPF Sociedad An--nima (ADRs) ..............        30,000               --

PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996

Japan                              23.7%
United Kingdom                     16.7
France                              8.8
Germany                             8.3
Sweden                              4.8
Switzerland                         4.8
Netherlands                         4.5
Spain                               4.5
Australia                           3.5
Hong Kong                           2.9
Italy                               2.3
Malaysia                            2.1
Singapore                           1.9
Brazil                              1.3
Taiwan                              1.2
India                               1.1
Mexico                              1.1
South Korea                         1.1
Thailand                            0.9
Denmark                             0.8
Indonesia                           0.8
Peru                                0.7
China                               0.5
Philippines                         0.5
Croatia                             0.4
Czech Republic                      0.4
Hungary                             0.4
---------------------------------------
Total                             100.0%

MAJOR PORTFOLIO HOLDINGS
 AT OCTOBER 31, 1996

SECURITY                                                         VALUE
-----------                                                  ------------
Pioneer Electronic ....................................        $2,428,697
Toshiba ...............................................         2,399,368
Nippon Telegraph & Telephone ..........................         2,393,023
East Japan Railway ....................................         1,555,919
Siebe .................................................         1,415,637
Granada Group .........................................         1,381,900
CSK ...................................................         1,352,348
Iberdrola .............................................         1,351,023
ING Groep .............................................         1,347,683
Tesco .................................................         1,347,407

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS GROWTH FUND



[GROUP PHOTO]
INTERNATIONAL TEAM:(FROM LEFT) PETER BASSETT (PORTFOLIO MANAGER), JAMES SYME, MONICA BALL, NICHOLAS VARDY, ELEANOR DALE. MISSING FROM PHOTO:KIRSTEEN MORRISON

PETER BASSETT,
PORTFOLIO MANAGER

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND, WHICH COMMENCED OPERATIONS ON MAY 28, 1996, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF EMERGING MARKETS AROUND THE WORLD.

       Since the commencement of Seligman Henderson Emerging Markets Growth Fund on May 28, 1996, the International Finance Corporation Composite, a leading emerging market index, fell 4.8%, due particularly to weakness in the Pacific region. This decline occurred despite improving fundamentals in the emerging markets, increasing evidence of a slowdown in the US economy, and stable US interest rates. However, economic growth in emerging markets remained strong, with recoveries in Latin America, Northeast Asia, and Southern Europe offsetting slowdowns in India and some parts of Southeast Asia.

CENTRAL/SOUTHERN EUROPE

       The economies of Central and Southern Europe continued to recover due to increasing economic growth rates in Central Europe and an economic recovery in Southern Europe. The markets within these regions showed strength, with solid gains in Hungary, Russia, the Baltic Republics, and Croatia. Since inception, the Fund has had significant exposure to Central/Southern Europe and now has a weighting of 20.4% in the region, with many profitable investments in companies such as Komercni Banka in the Czech Republic, a financial institution, EGIS in Hungary, a pharmaceutical manufacturer, and Gazprom in Russia, a natural gas producer.

PACIFIC

       Within the Pacific, Taiwan was the best-performing larger market. The Fund's exposure to Taiwan is in companies such as China Steel, one of the world's leading steel producers. In China, both locally- and Hong Kong-listed equity securities performed well. As a result, the Fund benefited from its overweight position of 7.5% in China, and specifically from Qingling Motors, a Chinese manufacturer of lightweight trucks listed in Hong Kong. Elsewhere, markets were disappointing, with Thailand declining the most. As a whole, Pacific markets have fallen 7.7% since the end of May, and therefore, our overall exposure to the region was reduced, to end the period at approximately 36%.

INDIAN SUBCONTINENT/AFRICA

       The Indian Subcontinent/African markets were largely disappointing in the period, with declines in South Africa, India, and Pakistan. The Fund's relatively modest position in the Indian Subcontinent, however, limited the region's effect on the portfolio. Weakness in the South African Rand contributed to the South African market's poor performance in US Dollar terms. Nonetheless, export stocks such as Anglo-American Corporation of South Africa and Gencor were added as they should benefit from a weaker Rand. In India, additions were made to solid domestic companies showing strong profit growth, as they should lead the local equity market when it rebounds. One such stock is Tata Engineering and Locomotive, the dominant manufacturer of commercial vehicles in India. Elsewhere, Pakistan became increasingly unstable during the period, and we therefore avoided investment in the market.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS GROWTH FUND


LATIN AMERICA

       Since the launch of the Fund, Latin American markets were flat overall. However, particular markets and selected stocks showed strong gains. Mexico fell due to currency weakness, and Argentina fell as the political environment worsened. Meanwhile, Brazil, the largest market within the region, rose 10% as the benefits of the Real Reform Plan continued to trickle down. The Fund saw solid gains in several Brazilian utility stocks, including Cemig and Companhia Energetica de Sao Paulo. Despite the decline of the Argentine market, Disco, a retailer, also performed well. Further, the Fund saw sizeable returns in Chile from its holdings in Santa Isabel, a retailer.


OUTLOOK

       We believe the outlook for the Fund, and for emerging markets in general, is positive, as strong growth in most emerging economies is anticipated in 1997. It is also expected that the combination of growth and reform, experienced in Central/Southern Europe in 1996, will continue and that opportunities should present themselves in other markets, with good prospects in Brazil, India, and China.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS GROWTH FUND
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON CHART AND TABLE

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Emerging Markets Growth Fund, with and without the maximum initial sales charge of 4.75% for Class A shares, with the maximum 5% contingent deferred sales load ("CDSL") for Class B shares, and with the 1% CDSL for Class D shares, since the commencement of operations on May 28, 1996, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average (Lipper EMF Average) and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that the Average and Index do not include any fees or sales charges.

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND


                 CLASS A WITH   CLASS A WITHOUT  CLASS B WITH    CLASS D WITH
                 SALES CHARGE    SALES CHARGE        CDSL            CDSL       LIPPER EMF AVG  MSCI EMFINDEX
                  ----------       ----------        ----            ----       --------------  -------------
5/28/96           9,538.29        10,014.00       10,014.00       10,014.00        10,000.00       10,000.00
6/30/96           9,498.27         9,971.99        9,985.99        9,985.99        10,126.00       10,062.00
7/31/96           9,018.02         9,467.79        9,453.78        9,453.78         9,523.50        9,374.77
8/31/96           9,404.89         9,873.95        9,859.94        9,859.94         9,794.92        9,614.76
9/30/96           9,404.89         9,873.95        9,859.94        9,859.94         9,854.67        9,697.45
10/31/96          9,044.70         9,495.80        8,994.40        9,373.11         9,590.57        9,438.52


TOTAL RETURNS*
FOR THE PERIOD ENDED OCTOBER 31, 1996
                                                           SINCE
                                                          5/28/96
                                                       ------------
CLASS A
With Sales Charge                                         (9.55)%
Without Sales Charge                                      (5.04)
CLASS B
With 5% CDSL                                             (10.06)
Without CDSL                                              (5.32)
CLASS D
With 1% CDSL                                              (6.27)
Without CDSL                                              (5.32)
LIPPER EMF AVERAGE**                                      (4.09)+
MSCI EMF INDEX**                                          (5.61)+

  * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.

       Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The Lipper EMF Average and the MSCI EMF Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper EMF Average is used in the performance comparison chart and table. Investors may not invest directly in an average or an index.
  +    From May 31, 1996.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
EMERGING MARKETS
GROWTH FUND


PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996

Brazil                             13.2%
India                               7.6
Mexico                              7.6
China                               7.5
Taiwan                              6.4
Malaysia                            6.0
South Africa                        6.0
South Korea                         5.6
Thailand                            4.4
Czech Republic                      4.2
Philippines                         4.2
Hungary                             4.1
Croatia                             4.0
Argentina                           3.9
Portugal                            3.1
Chile                               2.8
Indonesia                           1.8
Russia                              1.8
Turkey                              1.8
Peru                                1.5
Greece                              1.4
Egypt                               1.1
---------------------------------------
Total                             100.0%

MAJOR PORTFOLIO HOLDINGS
AT OCTOBER 31, 1996

SECURITY                                                         VALUE
-----------                                                   -----------
Telebras (ADRs) ........................................       $1,457,286
Cemig (ADRs) ...........................................        1,034,111
Samsung Electronics (GDRs) .............................        1,007,301
Pliva (GDRs) ...........................................          975,000
Gedeon Richter (GDRs) ..................................          864,000
Companhia Vale do Rio Doce (ADRs) ......................          819,940
Disco (ADRs) ...........................................          810,000
Formosa Fund ...........................................          795,420
EGIS ...................................................          783,459
Hindalco Industries (GDRs) .............................          781,650

As Seligman Henderson Emerging Markets Growth Fund began operations on May 28, 1996, "Largest Portfolio Changes" are not applicable for this reporting period.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND


NITIN MEHTA AND
LORIS MUZZATTI,
PORTFOLIO MANAGERS

[GROUP PHOTO]

INTERNATIONAL  TEAM:  (FROM  LEFT)  DAVID  THORNTON,   PETER  BASSETT,   MICHAEL
WOOD-MARTIN, HEATHER MANNERS, IAIN CLARK, STACEY NAVIN, BEN ELWES, NITIN MEHTA (PORTFOLIO MANAGER). MISSING FROM PHOTO: KIRSTEEN MORRISON US TEAM:

[GROUP PHOTO]

(FROM LEFT) LOUISE OH, NATALIE BILLON, LOUISE KNIGHT, DAVE LEVY, KEN LONDONER, (SEATED) LORIS MUZZATTI (PORTFOLIO MANAGER). MISSING FROM PHOTO: MICHELLE BORRE


SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND, WHICH COMMENCED OPERATIONS ON NOVEMBER 1, 1995, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE STOCKS OF COMPANIES THAT HAVE THE POTENTIAL TO BENEFIT FROM GLOBAL ECONOMIC OR SOCIAL TRENDS.

       Growth investing around the world saw mixed results in the last 12 months. In the UK and Continental Europe, growth stocks significantly outperformed value stocks, while disappointing economic growth in the Pacific led to much weaker performance. Nonetheless, we have continued to focus our portfolio strategy on four major global themes: "Consumer is King;" "Global Trade;" "Productivity;" and "Quality of Life."

UNITED STATES

       In the past 12 months, the US financial markets were influenced by rapidly changing perceptions about the pace of economic growth and the future path of interest rates, as well as the impending presidential election, which further increased investor uncertainty. However, these issues were resolved to the advantage of investors. The economy's growth remained healthy with inflationary pressures abating, thus allowing the Federal Reserve Board to leave interest rates unchanged at its September 24 meeting. Meanwhile, the financial markets reacted indifferently to the presidential election, having already anticipated its outcome. After a short setback in July, the equity markets began their ascent, climbing to new highs by October 31.

       During the period, the US weighting was increased slightly and it now stands at 26.3%. Under the Consumer is King theme, Saks Holdings was purchased, due to its rapid expansion potential, as was Liz Claiborne, which has positive earnings growth potential. In the Quality of Life theme, the focus was on tourism, and Sun International Hotels, Sabre Group Holdings, and Viacom were purchased. The Fund's exposure to technology was also increased after the brief market reversal in July, with the purchase of Intel and increases in Microsoft and Sterling Software.

       The stable economic environment in the US should provide a positive backdrop for the ongoing performance of select growth stocks. The Fund's portfolio holdings in the US are attractively valued and have good long-term prospects.

CONTINENTAL EUROPE

       As foreseen in our April 30, 1996, Mid-Year Report, the outlook for the economies in Continental Europe changed significantly in the last six months as continued declines in interest rates finally yielded evidence of an economic recovery. In addition, weaker exchange rates against the US Dollar improved the prospects for exports.

         We believe that economic growth will accelerate and spread throughout Continental Europe. Therefore, the Fund's Continental European weighting was substantially increased to approximately 26% with the addition of several economically-sensitive growth stocks. For example, in the Consumer is King theme, the Fund invested in three leading brands: SMH Neuenberg in Switzerland, the maker of Swatch watches; Puma in Germany, a producer of athletic footwear; and Porsche in Germany, a manufacturer of luxury sports cars. In the Quality of Life theme, two hotel companies were added: Accor in France and Sol Melia in Spain. Finally, under the Productivity theme, two French securities were purchased: SGS-Thomson Microelectronics and Valeo, which are, respectively, a specialized semiconductor maker, and an auto components manufacturer benefiting from the consolidation among auto suppliers.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND


JAPAN

       Japan held great promise for economic growth six months ago, but ultimately failed to meet our expectations. Despite very low interest rates, falling bond yields, and the stimulating effects of a weaker currency, domestic and foreign equity investors remained on the sidelines. The resulting stock market performance was among the poorest in the world. Although we believe that Japan's economic recovery will eventually gain momentum, it may take longer than originally expected. Consequently, the Fund's exposure to the market was reduced, to end the period at 16.9%.

PACIFIC

       Overall, the Pacific markets experienced mixed fortunes. While Hong Kong rose significantly due to improving property prices and the receding likelihood of a US interest rate increase, other markets fared poorly. The decline in semiconductor prices and other commodity electronic products caused a sharp slowdown in exports, notably in Singapore, impeding economic growth. As a result, corporate profit forecasts were downgraded. Furthermore, political problems, particularly in Thailand and Indonesia, added to a deteriorating investment environment. While we believe that the setback in the overall region's export growth is largely a cyclical phenomenon, and therefore temporary, the recovery may take some time. Therefore, the Fund's weighting in the Pacific markets was reduced, to end the period at approximately 11.5%.

EMERGING MARKETS

      Performance in the emerging markets also varied widely. The Fund's investments in Central Europe and Latin America enjoyed handsome returns, while those in South Africa suffered from currency depreciation. Additionally, the gains made in India in the first quarter of 1996 were significantly reduced.

         Recently, the Fund made its first investment in Russia, purchasing Gazprom, the world's leading provider of natural gas. With ownership of a quarter of the world's gas reserves, and rising demand from Western Europe, we believe that Gazprom could enjoy growing profitability.

OUTLOOK

       We believe that a combination of higher global economic growth, subdued inflation, and widespread corporate restructuring supports a positive investment environment in which the current equity bull market can continue. Just as the US market enjoyed the rewards of a long business expansion in the last few years, we believe international markets are now poised to benefit from similar conditions. In particular, we favor the outlook for Continental Europe. A cyclical economic recovery, together with structural improvements, should allow corporate profits to grow substantially over the next few years. We are therefore optimistic for the Fund's investments for the next fiscal year and continue to see ample opportunities for growth investing around the world.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND


PERFORMANCE COMPARISON CHART AND TABLE

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Growth Opportunities Fund, with and without the maximum initial sales charge of 4.75% for Class A shares, and with the 1% contingent deferred sales load ("CDSL") for Class D shares, since the commencement of operations on November 1, 1995, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper Global Funds Average (Lipper Global Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. The performance of Seligman Henderson Global Growth Opportunities Fund Class B shares is not shown in the chart but is included in the table below. It is important to keep in mind that the Average and Index do not include any fees or sales charges.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

               CLASS A         CLASS A         CLASS D         LIPPER         MSCI WORLD
                 WITH          WITHOUT          WITH           GLOBAL         MSCI WORLD
             SALES CHARGE     SALES CHARGE      CDSL           AVERAGE          INDEX
             ------------     ------------      ----           -------          -----
11/1/95        9,520.00       10,000.00       10,000.00       10,000.00       10,000.00
11/30/95       9,560.00       10,042.02       10,028.01       10,187.00       10,349.00
12/31/95       9,840.00       10,336.13       10,322.13       10,371.38       10,653.26
1/31/96       10,106.66       10,616.24       10,602.24       10,674.23       10,848.22
2/29/96       10,293.33       10,812.32       10,784.31       10,804.45       10,916.56
3/31/96       10,560.00       11,092.44       11,064.42       10,977.33       11,099.96
4/30/96       10,880.00       11,428.57       11,386.55       11,376.90       11,363.03
5/31/96       11,066.66       11,624.65       11,568.63       11,523.66       11,374.39
6/30/96       11,093.33       11,652.66       11,596.64       11,483.33       11,433.54
7/31/96       10,626.66       11,162.46       11,106.44       10,951.65       11,031.08
8/31/96       10,826.66       11,372.55       11,302.52       11,250.63       11,160.14
9/30/96       10,986.66       11,540.61       11,456.58       11,583.65       11,598.73
10/31/96      10,773.33       11,316.52       11,132.49       11,568.59       11,682.24

TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1996

                                         SINCE                   ONE YEAR
                                       INCEPTION                 AND SINCE
                                        4/22/96                   11/1/95
                                     ------------              ------------
CLASS A
With Sales Charge                          n/a                     7.73%
Without Sales Charge                       n/a                    13.17
CLASS B
With 5% CDSL                             (5.24)%                    n/a
Without CDSL                             (0.25)                     n/a
CLASS D
With 1% CDSL                               n/a                    11.33
Without CDSL                               n/a                    12.33
LIPPER GLOBAL AVERAGE**                   1.68+                   15.69++
MSCI WORLD INDEX**                        2.81+                   16.82++


  * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.

    Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The Lipper Global Average and the MSCI World Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper Global Average is used in the performance comparison chart and table. Investors may not invest directly in an average or an index.
  + From April 30, 1996.
 ++ From October 31, 1995.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL GROWTH
OPPORTUNITIES FUND


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1996

                                                          SHARES
                                               ----------------------------
                                                                 HOLDINGS
ADDITIONS                                        INCREASE        10/31/96
-------------                                   -----------    ------------
Accor .........................................    16,763          16,763
Intel .........................................    17,000          17,000
Liz Claiborne .................................    43,000          43,000
Porsche .......................................     2,480           2,480
SGS-Thomson
   Microelectronics ...........................    51,770          51,770
Saks Holdings .................................    50,000          50,000
Sol Melia .....................................    77,226          77,226
Sun International Hotels ......................    42,000          42,000
Tabacalera ....................................    48,400          48,400
Valeo .........................................    38,460          38,460

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 26,400 shares received as a result of a 2-for-1 stock split.


                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
REDUCTIONS                                     DECREASE         10/31/96
--------------                                -----------     ------------
Amgen ....................................        19,000           7,500
BSES (GDRs) ..............................        75,000              --
Boeing ...................................        12,000           6,900
Disney, Walt .............................        19,700              --
Lojas Americanas (ADRs) ..................        48,000              --
LVMH (Louis Vuitton
   Moet-Hennessy) ........................         6,310              --
Nippon Television Network ................         6,200              --
PepsiCo ..................................        31,900(1)       20,000
H.M. Sampoerna ...........................       142,000              --
STIC .....................................       663,000              --


PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996

United States                      26.3%
Japan                              16.9
United Kingdom                     10.5
Sweden                              6.9
France                              6.2
Germany                             4.7
Hong Kong                           3.7
India                               2.9
Spain                               2.3
Australia                           2.2
Thailand                            1.8
Hungary                             1.7
Singapore                           1.5
South Africa                        1.4
Switzerland                         1.4
Denmark                             1.2
Netherlands                         1.2
Brazil                              1.0
Malaysia                            1.0
Finland                             0.9
Norway                              0.8
Russia                              0.8
South Korea                         0.8
Italy                               0.7
Peru                                0.7
China                               0.4
Indonesia                           0.1
---------------------------------------
Total                             100.0%

MAJOR PORTFOLIO HOLDINGS
AT OCTOBER 31, 1996

SECURITY                                                         VALUE
-----------                                                   -----------
Serm Suk ................................................      $2,956,375
Gedeon Richter ..........................................       2,862,000
SGS-Thomson Microelectronics ............................       2,738,383
L.M. Ericsson Telefon (Series B) ........................       2,649,288
Kyocera .................................................       2,504,432
Secom ...................................................       2,439,491
Sanyo Shinpan Finance ...................................       2,368,407
Shimachu ................................................       2,334,796
Microsoft ...............................................       2,320,581
Valeo ...................................................       2,303,943

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL SMALLER
COMPANIES FUND


IAIN C. CLARK AND
ARSEN MRAKOVCIC,
PORTFOLIO MANAGERS

[CAPTION OF GROUP PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) HEATHER MANNERS, ANDREW STACK, WILLIAM GARNETT, STEPHEN PEAK. MISSING FROM PHOTO: IAIN CLARK (PORTFOLIO MANAGER), MIRANDA RICHARDS

US TEAM: (FROM LEFT) LARRY ROSSO, STORM BOSWICK, CAROLYN ROGERS, GUS SCACCO, TED HILLENMEYER, (SEATED) ARSEN MRAKOVCIC (PORTFOLIO MANAGER), PAUL WICK, BRUCE ZIRMAN. MISSING FROM PHOTO:PAUL KRIEGER

[PHOTO]

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND, WHICH COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 9, 1992, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SMALLER-COMPANY STOCKS IN THE US AND AROUND THE WORLD.

       Overall, with most regions experiencing a rally in the first half of 1996 and then a sharp correction in July, smaller companies around the world had a turbulent 12 months. Performance worldwide was less consistent following July. While smaller companies in Hong Kong and Malaysia reached new highs, they were still below their July levels elsewhere.

 UNITED STATES

       In the US, the initial public offering market that supported smaller-company performance earlier in the year began to taper off in May. It slowed dramatically in July and the US smaller-company market fell more than 7%. Earlier this year we reduced our weighting in the US to 31.1%, from a weighting of approximately 37% in November 1995. This reduction limited the impact of the July drop on the Fund's performance. We also took the decline of smaller-company stocks as a buying opportunity, using available cash to purchase companies such as Watson Pharmaceuticals, a manufacturer of off-patent drugs, Maxim Integrated Products, a manufacturer of integrated circuits, and Drilex International, a provider of precision drilling products, which were very attractive following the setback.

       Within three months of the July correction, larger-company indices marked new highs due to changing perceptions of economic growth and the future direction of interest rates. Smaller companies, however, did not match the surge of larger companies. The smaller-company indices remained below their previous highs despite evidence of better earnings growth and more reasonable valuation levels. However, current US smaller-company valuations could provide support for stronger future performance.

UNITED KINGDOM

       The last six months were much stronger for the UK than the November 1995 to April 1996 period. In US Dollar terms, the UK was the best performing market for the six months ended October 31. However, in absolute terms, smaller-company indices were still short of the levels previous to the July setback, and smaller companies underperformed larger companies.

       Nonetheless, there is little doubt that the economic background in the UK has improved. This year was marked by the end of the property slump, falling unemployment, and strong consumer spending. Indeed, interest rates were raised in order to dampen strong consumption. In addition, Sterling strengthened over the period, climbing almost 9% against the US Dollar since May.

       Throughout the period, the Fund's overall UK weighting remained unchanged at approximately 15%. However, we shifted the portfolio to increase the Fund's exposure to the outsourcing/technology sectors, with the purchase of CRT Group, a provider of training and recruitment services, and Kewill Systems, a computer systems and services company. Four biotechnology stocks were also added: Chiroscience Group; Peptide Therapeutics; Shire Pharmaceuticals; and Vanguard Medica Group.

CONTINENTAL EUROPE

       Overall, Continental European markets also showed improved performance. In US Dollar terms, Continental European smaller companies rose almost 6% in the six months prior to July. Thereafter, the pattern of performance matched global trends -- an equity market setback in July followed by underperformance compared to larger companies. As the summer progressed and clearer evidence of economic recovery emerged, particularly from June onwards,

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL SMALLER
COMPANIES FUND


       Continental European governments shifted their attention to fiscal policy and meeting the Maastricht criteria for entry into the European Monetary Union by 1999.

       Continental Europe remains our favored area for the longer term. We anticipate that economic growth should strengthen in the coming months and consumer spending should continue to improve. In light of this forecast, our exposure to Continental Europe was slightly increased in June, and at this time the portfolio's weighting stands at 27.5%. Existing holdings were added to, and new stocks were purchased: Rauma Group (Finland), a manufacturer of forestry-related machinery; Assystem (France), an industrial consultant; La Doria (Italy), a food producer; L'Europeenne d'Extincteurs (France), a distributor of fire extinguishers; and Hucke (Germany), a manufacturer of textiles and clothing.


JAPAN

       Japan seemed to hold great promise at April 30, but failed to meet our expectations and reward our increased weighting. The poor market performance was due to the slow pace of economic recovery in the second quarter of 1996, moribund consumer spending, and the recent Tankan Survey -- a measure of business confidence -- that suggested a slowdown in manufacturing. The weakness of the Yen, which benefits larger exporters more than domestically-oriented smaller companies, also contributed to the disappointing performance of smaller companies.

         Despite recent underperformance, we still like this region for its long-term potential. Historically, smaller-company stocks have outperformed as the economy recovered. Though economic growth has taken longer and has been more tentative than initially anticipated, we do not doubt that the recovery will come, and that smaller companies should benefit when it does. The Fund's Japanese weighting is focused on cyclical stocks such as Namura Shipbuilding, a shipbuilder, Tsubakimoto Nakishima, a manufacturer of ball bearings, and Sanyo Special Steel, a steel manufacturer.

PACIFIC

       After delivering strong market performance up to April 30, 1996, smaller companies in the Pacific were weak in the past six months due to collapsing markets in Thailand, South Korea, and Indonesia. It became clear that growth in the Pacific region was slowing, albeit from high levels, partly as a result of a decrease in exports. This raised concerns about currencies and the balance of payments. The Fund's weighting in the Pacific was decreased in the period to 7.3%, though exposure in Malaysia was increased with the purchases of Southern Bank, a commercial bank, and Sime UEP Properties, a property company, and in Hong Kong with the purchases of Mandarin Oriental, a manager of hotels, and Guangnan Holdings, a food distributor.

OUTLOOK

       Going forward, it is anticipated that the global economy will experience the strongest growth seen in a decade, and that any resulting increase in inflation or interest rates is likely to be muted. Such an environment should provide a constructive backdrop for the performance of smaller companies around the world.

         We believe Continental Europe offers strong potential for the coming year, and we will maintain our weighting there. Japanese smaller companies will require firm evidence of the economic recovery taking hold in order to perform well, but there are strong possibilities for 1997. Elsewhere, select smaller companies in the US and UK offer attractive opportunities, with strong long-term prospects.

--------------------------------------------------------------------------------
SELIGMAN
HENDERSON
GLOBAL SMALLER
COMPANIES
FUND


PERFORMANCE COMPARISON CHART AND TABLE

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the maximum initial sales charge of 4.75%, since the commencement of investment operations on September 9, 1992, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper Global Small Company Funds Average (Lipper GSC Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. The performances of Seligman Henderson Global Smaller Companies Fund Class B and Class D shares are not shown in the chart, but are included in the table below. It is important to keep in mind that the Average and Index do not include any fees or sales charges.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

               CLASS A         CLASS A          LIPPER
                 WITH          WITHOUT            GSC         MSCI WORLD
             SALES CHARGE     SALES CHARGE      AVERAGE         INDEX
             ------------     ------------      -------         -----
8/31/92       9,520.00        10,000.00        10,000.00        10,000.00
10/31/92      9,533.33        10,014.00        10,080.67         9,644.00
             10,527.99        11,058.82        11,016.17         9,934.28
             11,342.97        11,914.89        11,574.32        11,263.49
             12,224.76        12,841.14        12,258.93        11,667.85
10/31/93     13,333.67        14,005.96        13,839.31        12,313.08
             15,149.91        15,913.78        14,979.59        12,995.23
             14,894.50        15,645.49        14,210.16        12,659.95
             14,262.69        14,981.83        13,814.77        12,904.29
10/31/94     16,037.13        16,845.73        14,590.18        13,318.52
             14,756.97        15,501.03        13,353.59        12,677.90
             16,461.30        17,291.29        14,182.38        13,960.90
             18,567.46        19,503.65        15,926.70        14,788.78
10/31/95     19,260.27        20,231.39        15,830.86        14,654.20
             19,921.84        20,926.32        16,567.49        15,896.88
             22,540.40        23,676.90        18,455.92        16,650.39
             21,930.39        23,036.14        17,539.05        16,165.86
10/31/96     22,525.52        23,661.28        18,238.36        17,119.65


TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1996

                                                                                             AVERAGE ANNUAL
                                                                           --------------------------------------------------
                                                   SINCE                                          SINCE
                                                 INCEPTION                 ONE                  INCEPTION             SINCE
                                                  4/22/96                 YEAR                   5/3/93              9/9/92
                                               ------------             --------              ------------       ------------
CLASS A
With Sales Charge                                 n/a                     11.42%                   n/a                21.64%
Without Sales Charge                              n/a                     16.95                    n/a                23.09
CLASS B
With 5% CDSL                                    (3.06)%                     n/a                    n/a                  n/a
Without CDSL                                     1.94                       n/a                    n/a                  n/a
CLASS D
With 1% CDSL                                      n/a                     15.14                    n/a                  n/a
Without CDSL                                      n/a                     16.14                  20.63%                 n/a
LIPPER GSC AVERAGE**                            (1.18)+                   15.21                  13.85++              15.50+++
MSCI WORLD INDEX**                               2.81+                    16.82                  12.69++              13.77+++


   * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  ** The Lipper GSC Average and the MSCI World Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper GSC Average is used in the performance comparison chart and table. Investors may not invest directly in an average or an index.
   + From April 30, 1996.
  ++ From April 30, 1993.
 +++ From August 31, 1992.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL SMALLER
COMPANIES FUND


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1996

                                                         SHARES
                                                ---------------------------
                                                                 HOLDINGS
ADDITIONS                                       INCREASE         10/31/96
-------------                                  -----------     ------------
AmeriSource Health (Class A) ..............       150,000         150,000
Assystem ..................................        78,780          78,780
Berg Electronics ..........................       300,000         350,000
CalEnergy .................................       275,000         425,000
L'Europeenne d'Extincteurs ................       131,660         131,660
Memtec (ADRs) .............................       150,000         150,000
Rauma Group ...............................       431,500         431,500
Roosevelt Financial Group .................       300,000         360,000
Universal Outdoor Holdings ................       255,000         255,000
Waters ....................................       244,000         244,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes 10,000 shares received as a result of a 3-for-2 stock split.


                                                          SHARES
                                                ---------------------------
                                                                 HOLDINGS
REDUCTIONS                                      DECREASE         10/31/96
--------------                                 -----------     ------------
Anchor Gaming .............................        39,000            --
Applied Extrusion
   Technologies ...........................       200,000            --
Chesapeake Energy .........................        40,000(1)         --
D'Ieteren Trading .........................        30,815            --
Hoganas (Series B) ........................        95,900            --
Marieberg Tidnings (Series A) .............        82,700            --
Oakley ....................................        86,000            --
Outdoor Systems ...........................        59,700            --
StrataCom .................................        55,000            --
Sumitomo Sitix ............................        85,000            --


PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996

United States                      31.1%
Japan                              18.4
United Kingdom                     14.8
France                              5.0
Sweden                              4.8
Germany                             4.7
Finland                             4.2
Hong Kong                           2.1
Netherlands                         1.9
Switzerland                         1.8
Australia                           1.7
Norway                              1.7
Denmark                             1.6
Malaysia                            1.5
Austria                             0.9
Italy                               0.9
Singapore                           0.9
Canada                              0.5
Indonesia                           0.5
India                               0.2
South Korea                         0.2
Taiwan                              0.2
Thailand                            0.2
Argentina                           0.1
Brazil                              0.1
---------------------------------------
Total                             100.0%


MAJOR PORTFOLIO HOLDINGS
AT OCTOBER 31, 1996

SECURITY                                                        VALUE
-----------                                                  ------------
CalEnergy ..............................................      $12,325,000
Berg Electronics .......................................        9,887,500
Rauma Group ............................................        7,882,233
L'Europeenne d'Extincteurs .............................        7,737,977
Waters .................................................        7,564,000
Universal Outdoor Holdings .............................        7,442,813
Dendrite International .................................        7,321,875
Assystem ...............................................        6,799,004
EKORNES ................................................        6,562,089
Moebel Walther .........................................        6,477,509

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL TECHNOLOGY FUND

BRIAN ASHFORD-RUSSELL
AND PAUL H. WICK,
PORTFOLIO MANAGERS

[CAPTION GROUP PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) TIM WOOLEY, EMMA PARKINSON, NICKI BARKER, BRIAN ASHFORD-RUSSELL (PORTFOLIO MANAGER)

[PHOTO]

US TEAM: (FROM LEFT) LARRY ROSSO, STORM BOSWICK, CAROLYN ROGERS, GUS SCACCO, TED HILLENMEYER, (SEATED) ARSEN MRAKOVCIC, PAUL WICK (PORTFOLIO MANAGER), BRUCE ZIRMAN. MISSING FROM PHOTO:PAUL KRIEGER

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND, WHICH COMMENCED OPERATIONS ON MAY 23, 1994, SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF COMPANIES AROUND THE WORLD THAT OPERATE IN THE TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES.

       In the last 12 months, modest economic growth and subdued inflationary pressures provided a healthy backdrop for the equity markets worldwide. Though Japan and a few countries in the Pacific were notable exceptions, equity share prices generally increased. The global technology market, on the other hand, gave its investors quite an exciting ride. Volatility was most pronounced in the US, where the first half of 1996 brought a significant inventory correction in the personal computer (PC) and components markets.

WORLDWIDE TECHNOLOGY MARKETS

       Indeed, US technology shares suffered a dramatic correction in July, and, at their lows, had fallen more than 20% in little more than six weeks' time. More important, individual shares fell far more dramatically, none so much as the many initial public offerings that came to market in late Spring. In Asia, technology shares also suffered from the sharp falls in component prices that accompanied the liquidation of surplus inventory. European shares, however, provided a stabilizing influence in the global technology market, and, although returns in the period were decidedly mixed, individual companies performed well.

         Since July, there has been a recovery in the technology market. In October, the conditions that had undermined technology stocks seemed to have finally ended. The inventory correction that adversely affected the technology market for much of the last 12 months, though painful while it lasted, seemed to have drawn to a close. PC demand appeared to be stronger going into the fourth quarter, and was particularly robust within the corporate market. Consequently, at October 31, technology shares around the world looked far healthier than they had for quite some time.

INVESTMENT STRATEGY

       With regard to country and industry allocation, the Fund's weighting in the US was increased in August to almost 57%, and the industry mix was changed significantly from a year ago. Early in 1996, we de-emphasized the portfolio's exposure to semiconductors, which was a large portion of the Fund's US assets in 1995, in view of the deteriorating supply and demand conditions. These assets were redeployed into networking/communications, with purchases of Cisco Systems, 3Com, U.S. Robotics, and Cabletron Systems. The networking/communications industry remains extremely buoyant as the leading companies continue to deliver exceptional earnings growth. Outside the US, a significant weighting in the outsourcing industry was maintained, which improved the performance of the Fund. In Europe, the combination of rapid changes in technology, the approaching new millennium, and the shift to a common currency is generating a tremendous increase in orders for information technology consultancy companies. More recently, we increased our exposure to companies that should benefit from the strength of PC demand in anticipation of strong earnings in the fourth quarter of 1996.

OUTLOOK

       Following 12 difficult months, the technology sector's valuations now look far more attractive. Earnings growth has been strong, and consequently price-to-earnings ratios have come down sharply. It is expected that strong earnings growth will continue into 1997, and we believe that technology stocks will provide stronger earnings than the equity markets in general.

--------------------------------------------------------------------------------
SELIGMAN
HENDERSON
GLOBAL
TECHNOLOGY
FUND

PERFORMANCE COMPARISON CHART AND TABLE

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, with and without the maximum initial sales charge of 4.75% for Class A shares, and without the 1% contingent deferred sales load ("CDSL") for Class D shares, since the commencement of operations on May 23, 1994, through October 31, 1996, to a $10,000 hypothetical investment made in the Lipper Global Funds Average (Lipper Global Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. The performance of Seligman Henderson Global Technology Fund Class B shares is not shown in the chart, but is included in the table below. It is important to keep in mind that the Average and Index do not include any fees or sales charges.


SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

               CLASS A         CLASS A         CLASS D         LIPPER
                 WITH          WITHOUT          WITH           GLOBAL         MSCI WORLD
             SALES CHARGE     SALES CHARGE      CDSL           AVERAGE          INDEX
             ------------     ------------      ----           -------          -----
5/31/94        $9,520.00      $10,000.00      $10,000.00      $10,000.00      $10,000.00
7/31/94        $9,613.33      $10,098.04      $10,084.03      $10,086.16      $10,165.00
10/31/94      $11,160.00      $11,722.69      $11,680.67      $10,447.58      $10,491.30
1/31/95       $10,694.90      $11,234.15      $11,149.86       $9,558.11       $9,986.67
4/30/95       $13,264.37      $13,933.17      $13,820.73      $10,254.09      $10,997.32
7/31/95       $16,856.25      $17,706.14      $17,523.22      $11,224.31      $11,649.46
10/31/95      $17,555.79      $18,440.96      $18,215.67      $11,061.83      $11,543.45
1/31/96       $15,895.38      $16,696.83      $16,458.19      $11,807.65      $12,522.33
4/30/96       $17,535.27      $18,419.39      $18,119.11      $12,584.94      $13,115.89
7/31/96       $15,003.51      $15,759.99      $15,476.74      $12,114.53      $12,734.22
10/31/96      $16,269.39      $17,089.69      $16,745.08      $12,796.98      $13,485.54

TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1996

                                                                                   AVERAGE ANNUAL
                                                                         ---------------------------------
                                                   SINCE
                                                 INCEPTION                 ONE                    SINCE
                                                  4/22/96                 YEAR                   5/23/94
                                               ------------              ------               ------------
CLASS A
With Sales Charge                                 n/a                    (11.72)%                22.04%
Without Sales Charge                              n/a                     (7.33)                 24.52
CLASS B
With 5% CDSL                                    (8.15)%                     n/a                    n/a
Without CDSL                                    (3.31)                      n/a                    n/a
CLASS D
With 1% CDSL                                      n/a                     (8.93)                   n/a
Without CDSL                                      n/a                     (8.07)                 23.48
LIPPER GLOBAL AVERAGE**                          1.68+                    15.69                  10.72++
MSCI WORLD INDEX**                               2.81+                    16.82                  13.15++


   * Return figures reflect any change in price per share and assume the reinvestment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.

      Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** The Lipper Global Average and the MSCI World Index are unmanaged benchmarks that assume reinvestment of estimated dividends and do not reflect fees and expenses. The monthly performance of the Lipper Global Average is used in the performance comparison chart and table. Investors may not invest directly in an average or an index.
    + From April 30, 1996.
   ++ From May 31, 1994.

--------------------------------------------------------------------------------
SELIGMAN HENDERSON
GLOBAL TECHNOLOGY FUND

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1996

                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
ADDITIONS                                      INCREASE         10/31/96
-------------                                 -----------     ------------
ADE ........................................      400,000         400,000
America Online .............................      400,000         400,000
Azlan ......................................      640,000         640,000
C-Cube Microsystems ........................      150,000         150,000
Cabletron Systems ..........................      130,000         130,000
Gateway 2000 ...............................      200,000         200,000
HADCO ......................................      550,000         550,000
Intel ......................................       80,000         200,000
Storage Technology .........................      250,000         250,000
Structural Dynamics Research ...............      350,000         350,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
REDUCTIONS                                     DECREASE         10/31/96
--------------                                -----------     ------------
Altera .....................................      150,000            --
Dell Computer ..............................      150,000            --
Electronics for Imaging ....................      150,000            --
KLA Instruments ............................      350,000            --
Lam Research ...............................      200,000            --
LSI Logic ..................................      300,000            --
Olivetti ...................................   13,000,000            --
Speedfam International .....................      400,000            --
Tektronix ..................................      160,000            --
Unitech ....................................      462,200            --


PERCENTAGE OF INVESTMENTS BY COUNTRY
AT OCTOBER 31, 1996


United States                      56.9%
United Kingdom                     15.2
Japan                              10.2
Netherlands                         2.4
South Korea                         2.1
Sweden                              1.9
France                              1.7
Israel                              1.5
Italy                               1.3
Taiwan                              1.2
Canada                              0.9
Germany                             0.9
Singapore                           0.8
Finland                             0.7
Australia                           0.6
Denmark                             0.6
Hong Kong                           0.3
Luxembourg                          0.3
Belgium                             0.2
Norway                              0.2
Brazil                              0.1
---------------------------------------
Total                             100.0%


MAJOR PORTFOLIO HOLDINGS
AT OCTOBER 31, 1996

SECURITY                                                        VALUE
-----------                                                 -------------
Intel ...............................................         $21,962,500
Cisco Systems .......................................          18,543,750
HADCO ...............................................          16,671,875
Logica ..............................................          13,223,031
EMC .................................................          13,125,000
3Com ................................................          12,183,750
Glenayre Technologies ...............................          11,559,375
Synopsys ............................................          11,312,500
America Online ......................................          10,850,000
Microchip Technology ................................          10,837,500

--------------------------------------------------------------------------------
INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1996


                                            SHARES         VALUE
                                            ------         -----

COMMON STOCKS  98.3%

BANKING  11.0%
BANCO DE SANTANDER (SPAIN)
   Worldwide banking operation               22,284    $ 1,142,546
CS HOLDINGS (SWITZERLAND)
   Banking group                             11,215      1,116,635
DEUTSCHE BANK (GERMANY)
   Worldwide banking operation               23,950      1,110,484
HSBC HOLDINGS (UK)
   Provider of banking services              56,800      1,156,965
MALAYAN BANKING (MALAYSIA)
   Provider of banking services              69,000        682,628
ROYAL BANK OF SCOTLAND (UK)
   Provider of banking services             122,000      1,011,607
SIAM COMMERCIAL BANK (THAILAND)
   Provider of banking services              53,300        484,678
SOCIETE GENERALE (FRANCE)
   Provider of full banking and
   financial services                        10,303      1,108,466
SUMITOMO TRUST AND BANKING (JAPAN)
   Trust bank                               106,000      1,172,093
UTD OVERSEAS BANK (SINGAPORE)
   Comprehensive banking
   operation with substantial
   interests in Malaysia                     85,660        833,186
WESTPAC BANKING (AUSTRALIA)
   Provider of banking services             235,400      1,341,752
                                                       -----------
                                                        11,161,040
                                                       -----------
BUILDING MATERIALS 1.5%
CARADON (UK)
   Supplier of building products            242,000        951,131
GUJURAT AMBUJA CEMENT (GDSS)
(INDIA)
   Cement producer                           67,200        571,200
                                                       -----------
                                                         1,522,331
                                                       -----------
BUSINESS SERVICES 3.0%
CSK (JAPAN)
   Information services company              46,000      1,352,348
RENTOKIL (UK)
   Provider of commercial services such
   as pest control and office maintenance   160,400      1,076,802
S.I.T.A. (FRANCE)
   Collection, cleaning, and waste
   recycling services                         3,286        675,621
                                                       -----------
                                                         3,104,771
                                                       -----------


CHEMICALS 4.1%
BAYER (GERMANY)
   Producer of specialty chemicals,
   pharmaceuticals, and plastics             32,101      1,210,201
DSM (NETHERLANDS)
   Manufacturer of commodity chemicals        8,973        857,738
SANDOZ (SWITZERLAND)
   Global research-based pharmaceutical
   and nutrition group                          947      1,091,141
SKW TROSTBERG (GERMANY)
   Conglomerate involved in
   construction materials, chemicals,
   and agrochemicals                         23,971        702,265
TOYO INK MANUFACTURING (JAPAN)
   Ink manufacturer                          68,000        342,536
                                                       -----------
                                                         4,203,881
                                                       -----------
CONSTRUCTION AND
PROPERTY 4.7%
DBS LAND (SINGAPORE)
   Property developer                       196,000        617,849
EMPRESAS ICA SOCIEDAD
CONTROLADORA (ADRS)* (MEXICO)
   Construction company                      40,000        520,000
LAND AND HOUSE (THAILAND)
   Residential property developer            44,700        371,434
SUN HUNG KAI PROPERTIES (HONG KONG)
   Property developer                        99,000      1,126,702
SWIRE PACIFIC (HONG KONG)
   Conglomerate with major
   interests in property
   development and aviation                  94,000        829,701
UNITED ENGINEERS (MALAYSIA)
   Construction, principally
   managing expressways                     117,000        925,999
UNITED INDUSTRIAL (SINGAPORE)
   Property company, mainly in
   commercial rentals                       523,000        434,441
                                                       -----------
                                                         4,826,126
                                                       -----------
CONSUMER PRODUCTS  2.4%
ELECTROLUX (SERIES B) (SWEDEN)
   Manufacturer of appliances and
   outdoor and industrial products           12,586        699,961
KAO (JAPAN)
   Manufacturer of cosmetics and
   personal care products                    62,000        729,092
MATTHEW CLARK (UK)
   Manufacturer and wholesaler of
   alcoholic beverages                       80,000        408,815
SANKYO (JAPAN)
   Manufacturer of pachinko game
   equipment                                 16,000        556,033
                                                         ---------
                                                         2,393,901
                                                         ---------
ELECTRONICS 6.7%
ALPS ELECTRIC (JAPAN)
   Manufacturer of electrical equipment      66,000        816,674
PIONEER ELECTRONIC (JAPAN)
   Manufacturer of audio equipment,
   including laser disks                    123,000      2,428,697
SAMSUNG ELECTRONICS (GDSS) (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors            14,690      1,032,967

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 1996

                                           SHARES          VALUE
                                           ------          -----

ELECTRONICS (CONTINUED)
SAMSUNG ELECTRONICS (GDRS)*+
(SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors           4,219    $   75,942
SAMSUNG ELECTRONICS (GDRS) (VOTING)*+
(SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors             126         4,836
SAMSUNG ELECTRONICS (GDSS) (VOTING)*+
(SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors             420        19,173
TOSHIBA (JAPAN)
   Diversified manufacturer of
   consumer and industrial
   electronics                            384,000     2,399,368
                                                     ----------
                                                      6,777,657
                                                     ----------
FINANCIAL SERVICES 1.2%
GUANGDONG INVESTMENTS (CHINA)
   Diversified investment company
   investing in China                     690,000       495,260
NOMURA SECURITIES (JAPAN)
   Securities firm                         43,000       709,434
                                                     ----------
                                                      1,204,694
                                                     ----------
HEALTH AND HOUSEHOLD 3.9%
British Biotech (UK)
   Biotechnology company                  170,000       626,650
EGIS (HUNGARY)
   Manufacturer of pharmaceutical
   products                                 7,000       421,862
NOVO NORDISK (CLASS B) (DENMARK)
   Producer and supplier of insulin and
   industrial enzymes                       4,520       750,716
PHARMACIA & UPJOHN (SWEDEN)
   Global pharmaceutical and
   biotechnology company                   29,027     1,012,254
PLIVA (GDRS) (CROATIA)
   Manufacturer of pharmaceutical
   products                                 7,500       365,625
ROCHE HOLDINGS (SWITZERLAND)
   European pharmaceutical
   company and chemicals producer             102       769,022
                                                     ----------
                                                      3,946,129
                                                     ----------
INDUSTRIAL GOODS  AND
SERVICES 4.7%
ABB (SWEDEN)
   Manufacturer of heavy equipment
   for electric power generation and
   distribution                               938     1,155,486
CIE GENERALE DES EAUX (FRANCE)
   Water purification and distribution;
   energy production                       10,944     1,305,643
CITIC PACIFIC* (HONG KONG)
   Holding company with interests in
   Cathay Pacific Airlines, telecom-
   munications, and power stations        185,000       899,603

INDUSTRIAL GOODS  AND
SERVICES (CONTINUED)
SIEBE (UK)
   Designer and manufacturer of
   control devices and process
   control technology                      90,000    $1,415,637
                                                     ----------
                                                      4,776,369
                                                     ----------
INSURANCE 5.9%
AXA (FRANCE)
   Provider of insurance and
   financial services                      20,534     1,280,205
ING GROEP (NETHERLANDS)
   Worldwide underwriter of
   reinsurance; provider of
   financial and consumer credit           43,308     1,347,683
ISTITUTO NAZIONALE DELLE
ASSICURAZIONI (ITALY)
   Second largest domestic insurer        794,477     1,096,693
MITSUI MARINE & FIRE (JAPAN)
   Provider of non-life insurance         168,000     1,091,005
ZURICH VERSICHERUNG (SWITZERLAND)
   Provider of insurance services           4,255     1,161,065
                                                     ----------
                                                      5,976,651
                                                     ----------
LEISURE AND HOTELS 3.2%
ACCOR (FRANCE)
   Hotel operator and provider of
   related services                         9,115     1,142,612
GRANADA GROUP (UK)
   Television group with additional
   leisure interests                       96,000     1,381,900
SOL MELIA (SPAIN)
   Hotel manager and
   franchise company                       26,451       702,944
                                                      ---------
                                                      3,227,456
                                                      ---------
MANUFACTURING  8.0%
FKI BABCOCK (UK)
   Electrical engineering company         300,000     1,025,294
HOKKAI CAN (JAPAN)
   Manufacturer of cans for
   the food industry                       32,000       212,304
MANNESMANN (GERMANY)
   Plant and machinery construction;
   automotive technology                    3,127     1,215,970
MICHELIN (FRANCE)
   Manufacturer of all-purpose tires       19,467       936,964
PERUSAHAAN OTOMOBIL NASIONAL (MALAYSIA)
   Manufacturer of automobiles             73,000       462,208
ROLLS ROYCE (UK)
   Aerospace; power generation,
   transmission, and distribution
   systems                                241,000       996,227
SMH NEUENBERG (SWITZERLAND)
   Watch manufacturer of brands
   including Swatch and Omega               4,741       663,665
TOKYO STEEL MANUFACTURING (JAPAN)
   Producer of H beams                     23,000       355,243

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 1996

                                              SHARES      VALUE
                                              ------      -----
MANUFACTURING (CONTINUED)
VOLKSWAGEN (GERMANY)
   Manufacturer of economy and
   luxury cars and trucks                      3,078    $1,216,188
YAMAHA (JAPAN)
   Manufacturer of musical instruments
   and audio equipment                        70,000     1,062,747
                                                        ----------
                                                         8,146,810
                                                        ----------
MEDIA 4.9%
ELSEVIER (NETHERLANDS)
   Global printer and publisher of
   professional trade journals and
   magazines                                  69,899     1,159,535
NEWS CORP. (AUSTRALIA)
   Global printer and publisher of
   professional trade journals
   and magazines                             162,946       926,193
NIPPON TELEVISION NETWORK (JAPAN)
   Japanese television broadcasters            2,630       761,650
REUTERS HOLDINGS (UK)
   Holding company for the Reuters
   news organization                          69,000       858,488
WPP GROUP (UK)
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market research     340,000     1,261,599
                                                        ----------
                                                         4,967,465
                                                        ----------
METALS 3.8%
COMPANHIA VALE DO RIO DOCE (ADRS) (BRAZIL)
   Producer of iron ore and gold;
   transport operator                         30,000       630,723
HINDALCO INDUSTRIES (GDRS)+ (INDIA)
   Major aluminum producer                    30,000       521,100
MITSUBISHI MATERIALS (JAPAN)
   Non-ferrous smelter
   and cement producer                       273,000     1,212,269
SUMITOMO METAL INDUSTRIES (JAPAN)
   Blast furnace and steel producer          444,000     1,219,587
TSUBAKIMOTO NAKISHIMA (JAPAN)
   Manufacturer of ball bearings              32,000       314,524
                                                        ----------
                                                         3,898,203
                                                        ----------
PAPER AND PRINTING 0.7%
STORA KOPPARBERGS (SWEDEN)
   Manufacturer of forestry products          53,937       692,545
                                                        ----------
RESOURCES 4.4%
BRITISH PETROLEUM (UK)
   Oil producer, refiner, and
   distributor                               103,000     1,108,017
BROKEN HILL PROPRIETARY (AUSTRALIA)
   Resources company with interests
   in steel, oil, and minerals                48,046       637,097
ELF AQUITAINE (FRANCE)
   Oil and gas exploration;
   manufacturer of chemical compounds         14,956     1,193,805
GAS NATURAL (SPAIN)
   Producer of natural gas                     3,463       605,042

RESOURCES (CONTINUED)
NIPPON OIL (JAPAN)
   Oil distributor                            60,000    $  342,255
WMC (AUSTRALIA)
   Mineral and petroleum producer             94,000       590,112
                                                        ----------
                                                         4,476,328
                                                        ----------
RESTAURANTS 0.4%
DENNY'S (JAPAN)
   Restaurant operator                        14,000       443,528
                                                        ----------


RETAILING 6.4%
ADIDAS (GERMANY)
   Sporting goods                              7,427       624,118
AOYAMA TRADING (JAPAN)
   Retailer of suits and clothing             14,800       377,955
CARREFOUR SUPERMARCHE (FRANCE)
   Supermarket operator in Europe,
   the Americas, and Taiwan                    2,088     1,156,636
CENTROS COMERCIALES PRYCA (SPAIN)
   Owner and operator of
   hypermarkets                               29,430       674,989
JOSHIN DENKI (JAPAN)
   Budget electrical appliance retailer       34,000       417,727
KONINKLIJKE AHOLD (NETHERLANDS)
   International retailing organization,
   focusing on distributing and selling
   food products                              20,213     1,177,145
SM PRIME HOLDINGS (PHILIPPINES)
   Operator of shopping malls              2,352,000       501,187
TESCO (UK)
   Supermarket chain                         249,000     1,347,407
TSUTSUMI JEWELRY (JAPAN)
   Manufacturer and retailer
   of jewelry                                  7,000       220,535
                                                         ---------
                                                         6,497,699
                                                         ---------
TELECOMMUNICATIONS                                            7.9%
GRUPO CARSO (ADRS)*+ (MEXICO)
   Holding company with a substantial
   stake in Telmex and a number
   of industrial subsidiaries                 65,000       584,675
L.M. ERICSSON TELEFON (SERIES B) (SWEDEN)
   Manufacturer of telecommunications
   equipment                                  46,462     1,256,674
NIPPON TELEGRAPH & TELEPHONE (JAPAN)
   Telecommunications company                    343     2,393,023
SPT TELECOM (CZECH REPUBLIC)
   Provider of telecommunications
   services                                    3,500       373,591
STET SOCIETA' FINANZARIA TELEFONICA (ITALY)
   Holding company for a number of
   telecommunications businesses             461,410     1,228,254
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                                    9,686       716,511
TELEFONICA DEL PERU (ADRS) (PERU)
   Provider of telecommunications
   services                                   33,500       690,938

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 1996

                                                SHARES          VALUE
                                                ------          -----

TELECOMMUNICATIONS (CONTINUED)
TELEKOMMUNIKASI (Indonesia)
   Domestic telecommunications
   monopoly                                     16,000    $     23,956
TELEKOMMUNIKASI (ADRS) (INDONESIA)
   Domestic telecommunications
   monopoly                                     27,000         810,000
                                                          ------------
                                                             8,077,622
                                                          ------------
TOBACCO 1.1%
B.A.T. INDUSTRIES (UK)
   Manufacturer of tobacco products;
   financial services company                  168,000       1,170,202
                                                          ------------

TRANSPORTATION 4.7%
BAA (UK)
   One of the world's largest owners
   and operators of airports, including
   Heathrow and Gatwick                        116,000         939,201
EAST JAPAN RAILWAY (JAPAN)
   Provider of railway services                    339       1,555,919
LUFTHANSA (GERMANY)
   Airline services worldwide;
   operator of Penta hotels                     82,380       1,075,053
MITSUI O.S.K. LINES (JAPAN)
   Shipping company                            435,000       1,213,954
                                                          ------------
                                                             4,784,127
                                                          ------------

UTILITIES 2.5%
IBERDROLA (SPAIN)
   Provider of electric utility services       127,375    $  1,351,023
VEBA (GERMANY)
   Provider of electric energy                  21,989       1,171,442
                                                          ------------
                                                             2,522,465
                                                          ------------
MISCELLANEOUS  1.2%
TAIWAN AMERICAN FUND (TAIWAN)
   Fund investing in Taiwan25,500                              332,520
TAIWAN FUND (TAIWAN)
   Mainstream closed-end fund 90,000                           877,500
                                                          ------------
                                                             1,210,020
                                                          ------------
TOTAL INVESTMENTS 98.3%
   (Cost $94,249,303)                                      100,008,020
OTHER ASSETS LESS LIABILITIES 1.7%                           1,749,985
                                                          ------------
NET ASSETS 100.0%                                         $101,758,005
                                                          ============

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
EMERGING MARKETS GROWTH FUND

PORTFOLIO OF INVESTMENTS                                       OCTOBER 31, 1996


                                                      SHARES           VALUE
                                                      ------           -----

COMMON STOCKS  91.7%
AUTOMOTIVE MANUFACTURING  3.3%
QINGLING MOTORS*(CHINA)
   Manufacturer of lightweight trucks                1,800,000         $ 756,567
TATA ENGINEERING AND LOCOMOTIVE
(GDRS) (INDIA)
   Manufacturer of commercial
   automotive vehicles                                  53,000           715,500
                                                                       ---------
                                                                      1 ,472,067
                                                                       ---------
CONSTRUCTION AND PROPERTY  3.9%
CITIC PACIFIC (CHINA)
   Holding company with interests in
   Cathay Pacific Airlines, telecom-
   munications, and power stations                     147,000           714,820
GRUPO ARA (MEXICO)
   Provider of construction and
   engineering services                                137,000           292,049
GRUPO TRIBASA (ADRS) (MEXICO)
   Provider of construction and
   engineering services                                 61,300           283,512
IJM (MALAYSIA)
   Provider of construction
   and property services                               200,000           435,299
                                                                       ---------
                                                                      1 ,725,680
                                                                       ---------
CONSUMER GOODS AND SERVICES  7.2%
COMPANHIA CERVEJARA BRAHMA (BRAZIL)
   Producer of beer and
   other beverages                                      59,500           766,063
HELLENIC BOTTLING (GREECE)
   Producer of Coca-Cola and
   other beverages                                      17,600           565,764
PANAMERICAN BEVERAGES (ADRS) (MEXICO)
   Producer of Coca-Cola and
   other beverages                                      13,600           593,300
SAN MIGUEL (CLASS B) (PHILIPPINES)
   Producer of beer and
   other beverages                                     176,000           636,225
SOUTH AFRICAN BREWERIES (SOUTH AFRICA)
   Producer of beer and
   other beverages                                      23,100           600,064
                                                                       ---------
                                                                       3,161,416
                                                                       ---------
DRUGS AND HEALTH CARE  6.0%
EGIS (HUNGARY)
   Manufacturer of pharmaceutical
   products                                             13,000           783,459
GEDEON RICHTER (GDRS) (HUNGARY)
   Manufacturer of pharmaceuticals;
   cosmetics; and pesticides                            16,000           864,000
PLIVA (GDRS) (CROATIA)
   Manufacturer of pharmaceutical
   products                                             20,000           975,000
                                                                       ---------
                                                                       2,622,459
                                                                       ---------
ELECTRIC UTILITIES  6.9%
BSES (GDRS)*+ (INDIA)
   Provider of electrical utility services              31,000           589,000

ELECTRIC UTILITIES (CONTINUED)
CEMIG (ADRS) (BRAZIL)
   Provider of electrical utility services              32,600        $1,034,111
COMPANHIA ENERGETICA DE SAO PAULO
(ADRS) (BRAZIL)
   Provider of electrical utility services              38,700           392,124
ELECTRICITY GENERATING PUBLIC COMPANY
(THAILAND)
   Provider of electrical utility services             150,000           435,072
HUANENG POWER INTERNATIONAL (ADRS)*
(CHINA)
   Developer and manufacturer of
   coal-fired power plants                              18,000           274,500
KOREA ELECTRIC POWER (ADRS) (SOUTH KOREA)
   Provider of electrical utility services              17,000           306,000
                                                                       ---------
                                                                       3,030,807
                                                                       ---------
FINANCIAL SERVICES  13.8%
BANGKOK BANK (THAILAND)
   Provider of banking services                         55,000           586,368
BANK INTERNASIONAL (INDONESIA)
   Provider of banking services                        424,000           682,609
COMMERCIAL INTERNATIONAL BANK+ (EGYPT)
   Provider of banking services                         30,000           431,400
FINANCE ONE PUBLIC COMPANY (THAILAND)
   Provider of financial services                       50,200           141,669
GRUPO FINANCIERO BANAMEX ACCIVAL
(CLASS B) (MEXICO)
   Provider of banking services                        131,000           278,437
GUANGDONG INVESTMENTS (CHINA)
   Diversified company investing
   in China                                            940,000           674,702
KOMERCNI BANKA (GDRS) (CZECH REPUBLIC)
   Provider of banking services                         23,000           572,125
KOREA EXCHANGE BANK (SOUTH KOREA)
   Provider of banking services                         47,000           461,325
MALAYAN BANKING (MALAYSIA)
   Provider of banking services                         64,000           633,162
METROPOLITAN BANK & TRUST (PHILIPPINES)
   Provider of banking services                         25,000           551,750
STATE BANK OF INDIA (GDRS) (INDIA)
   Provider of banking services                         29,600           436,600
ZAGREBACKA BANKA (GDRS)*+ (CROATIA)
   Provider of banking services                         35,000           651,875
                                                                       ---------
                                                                       6,102,022
                                                                       ---------
INDUSTRIAL GOODS AND SERVICES  4.4%
ALFA (MEXICO)
   Producer of steel, chemicals, and
   food products                                       154,300           640,819
SKODA PLZEN (CZECH REPUBLIC)
   Manufacturer of engineering
   equipment                                            19,000           603,700
UNITED ENGINEERS (MALAYSIA)
   Construction, principally
   managing expressways                                 88,000           696,478
                                                                       ---------
                                                                      1 ,940,997
                                                                       ---------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
EMERGING MARKETS GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)                          OCTOBER 31, 1996


                                                        SHARES           VALUE
                                                        ------           -----

LEISURE AND HOTELS  2.5%
GRUPO TELEVISA (GDRS)* (MEXICO)
   Provider of television and other
   media services                                         19,300      $  506,625
SHANGRI-LA ASIA (CHINA)
   Developer of hotels and associated
   properties                                            420,000         600,210
                                                                      ----------
                                                                       1,106,835
                                                                      ----------
MANUFACTURING 5.0%
CROMPTON GREAVES (GDRS)+ (INDIA)
   Manufacturer of power generation
   equipment                                             130,000         560,300
FRASER & NEAVE HOLDINGS (MALAYSIA)
   Manufacturer of glass bottles and
   glass products                                        126,000         638,227
SAMSUNG ELECTRONICS (GDRS)+
(SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors                         14,325       1,007,301
                                                                      ----------
                                                                       2,205,828
                                                                      ----------
METALS    7.1%
CHINA STEEL (GDRS) (TAIWAN)
   Producer of steel and steel products                   24,500         468,440
COMPANHIA VALE DO RIO DOCE (ADRs) (Brazil)
   Producer of iron ore and gold;
   transport operator                                     39,000         819,940
HINDALCO INDUSTRIES (GDRS)+ (INDIA)
   Producer of aluminum and
   aluminum products                                      45,000         781,650
POHANG IRON & STEEL (ADRS) (SOUTH KOREA)
   Producer of steel and steel
   products                                               24,000         498,000
USINAS SIDERURGICAS DE MINAS GERAIS
(ADRS)+ (BRAZIL)
   Producer of steel and steel products                   51,600         537,398
                                                                      ----------
                                                                       3,105,428
                                                                      ----------
RESOURCES 8.7%
ANGLO-AMERICAN CORPORATION OF SOUTH AFRICA
(SOUTH AFRICA)
   Producer of a wide variety of
   minerals                                               10,000         600,979
EXPLORATION & PRODUCTION (THAILAND)
   Producer of oil and gas                                43,000         616,862
GAZPROM (ADRS)*+ (RUSSIA)
   Producer of natural gas                                41,750         730,625
GENCOR (SOUTH AFRICA)
   Holding company with interests in
   gold, platinum, and coal mining                       172,500         598,691
PEREZ (ADRS) (ARGENTINA)
   Producer of oil and gas, and
   provider of energy services                            61,600         776,252
QUIMICA MINERA CHILE (ADRS) (CHILE)
   Producer of fertilizer and iodine;
   manufacturer of industrial chemicals                    8,500         488,750
                                                                      ----------
                                                                       3,812,159
                                                                      ----------
RETAILING 10.8%
BOMPRECO SUPERMERCADOS NORDE
(GDRS)* (BRAZIL)
   Large retailer of food and
   consumer products                                     19,900      $   328,350
CIFRA (ADRS)* (MEXICO)
   Retailer of food and consumer
   products                                             364,250          464,564
DISCO (ADRS)* (ARGENTINA)
   Retailer of food and consumer
   products                                              36,000          810,000
JERONIMO MARTINS (PORTUGAL)
   Retailer of food and consumer
   products                                               7,000          636,612
MATAHARI PUTRA PRIMA RIGHTS* (INDONESIA)
   Retailer of consumer products                        136,000           59,116
METRO CASH & CARRY (SOUTH AFRICA)
   Retailer of food and consumer
   products                                             202,000          602,150
MIGROS TURK (TURKEY)
   Retailer of food and consumer
   products                                             725,000          729,740
SANTA ISABEL (ADRS) (CHILE)
   Retailer of food and consumer
   products                                              22,500          632,813
SM PRIME HOLDINGS (PHILIPPINES)
   Developer and operator of
   retail properties                                  2,400,000          511,416
                                                                     -----------
                                                                       4,774,761
                                                                     -----------
TELECOMMUNICATIONS 7.3%
PORTUGAL TELECOM (PORTUGAL)
   Provider of telecommunications
   services                                               6,000          155,570
PORTUGAL TELECOM (ADRS) (PORTUGAL)
   Provider of telecommunications
   services                                              18,000          465,750
SPT TELECOM* (CZECH REPUBLIC)
   Provider of telecommunications
   services                                               4,900          523,028
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                                              19,700        1,457,286
TELEFONICA DEL PERU (PERU)
   Provider of telecommunications
   services                                              30,000          618,750
                                                                     -----------
                                                                       3,220,384
                                                                     -----------
MISCELLANEOUS  4.8%
FORMOSA FUND* (TAIWAN)
   Closed-end fund investing in Taiwan                       90          795,420
TAIPEI FUND* (TAIWAN)
   Closed-end fund investing in Taiwan                       90          756,000
TAIWAN OPPORTUNITIES FUND* (TAIWAN)
   Closed-end fund investing in Taiwan                   53,000          557,560
                                                                     -----------
                                                                       2,108,980
                                                                     -----------
TOTAL INVESTMENTS 91.7%                                               40,389,823
   (Cost $41,301,272 )
OTHER ASSETS LESS LIABILITIES 8.3%                                     3,679,635
                                                                     -----------
NET ASSETS 100.0%                                                    $44,069,458
                                                                     ===========
-----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----

COMMON STOCKS  98.1%
AEROSPACE   1.5%
BOEING (US)
   Aerospace manufacturer                                6,900         $ 658,088
ROLLS ROYCE (UK)
   Aerospace; power generation,
   transmission, and distribution
   systems                                             450,000         1,860,175
                                                                     -----------
                                                                       2,518,263
                                                                     -----------
AUTOMOTIVE AND RELATED 4.1%
AUTOLIV (SWEDEN)
   Manufacturer and worldwide retailer
   of automobile airbags and other
   safety equipment                                     46,550         1,973,462
PORSCHE* (GERMANY)
   Manufacturer of luxury sportscars                     2,480         1,683,572
TATA ENGINEERING AND LOCOMOTIVE
(GDRS) (INDIA)
   Manufacturer of commercial
   automotive vehicles                                  80,000         1,080,000
VALEO (FRANCE)
   Manufacturer of automotive
   components                                           38,460         2,303,943
                                                                     -----------
                                                                       7,040,977
                                                                     -----------
BUSINESS GOODS AND SERVICES  3.8%
FIRST DATA  (US)
   Information processing                               20,200         1,610,950
INTERPUBLIC GROUP OF COMPANIES (US)
   Global advertising through
   three agencies in various countries                  36,900         1,789,650
TOMRA SYSTEMS (NORWAY)
   Provider of recycling systems,
   mainly for beverage cans                             90,000         1,273,850
WPP GROUP  (UK)
   Provider of worldwide marketing
   services, including advertising,
   public relations, and market research               500,000         1,855,293
                                                                     -----------
                                                                       6,529,743
                                                                     -----------
COMPUTER AND
TECHNOLOGY RELATED  5.2%
ELECTRONIC DATA SYSTEMS (US)
   Computer systems and services                        15,000           675,000
INFORMIX*  (US)
   Designer, manufacturer, and supporter
   of database management systems                       51,300         1,138,219
MICROSOFT*  (US)
   Producer of microcomputer software                   16,900         2,320,581
PARITY (UK)
   Software and consultancy                            300,000         1,628,264
STERLING COMMERCE* (US)
   Developer of electronic data
   interchange software                                 41,248         1,160,109
STERLING SOFTWARE*  (US)
   Computer software; management
   of data processing software                          25,900           841,750
COMPUTER AND
TECHNOLOGY RELATED (CONTINUED)
3COM*  (US)
   Supplier of adapter cards, hubs, and
   routers for local area computer
   networks                                             15,000       $ 1,015,312
                                                                     -----------
                                                                       8,779,235
                                                                     -----------
CONSUMER GOODS AND
SERVICES  13.4%
ADIDAS  (GERMANY)
   Manufacturer of sporting goods                       27,080         2,275,630
APCOA PARKING* (GERMANY)
   Operator of parking garages
   throughout Europe                                    11,000         1,109,244
ASSA ABLOY (SERIES B) (SWEDEN)
   Developer, manufacturer, and
   marketer of mechanical locks for
   doors and windows                                   120,000         1,841,651
COCA-COLA AMATIL (AUSTRALIA)
   Manufacturer and marketer of
   Coca-Cola products for Australia,
   the Pacific, and Eastern Europe                     156,000         2,142,680
GUANGNAN HOLDINGS (HONG KONG)
   Distributor of live and fresh
   food products                                     1,250,000           848,712
LIZ CLAIBORNE (US)
   Designer and distributor of
   women's apparel                                      43,000         1,816,750
MODERN PHOTO FILM  (INDONESIA)
   Producer and distributor of Fuji
   photo film and other photographic
   materials                                            84,000           224,037
OAKLEY*  (US)
   Manufacturer of designer sunglasses
   and goggles                                          88,800         1,320,900
PEPSICO  (US)
   Soft drinks, snack foods, and
   restaurants                                          20,000           592,500
PROCTER & GAMBLE  (US)
   Manufacturer of household products                   17,800         1,762,200
PUMA*  (GERMANY)
   Manufacturer and marketer of footwear
   and other sporting goods                             21,340           629,405
RAISION TEHTAAT  (FINLAND)
   Processor and marketer of
   agricultural products                                24,000         1,431,433
SERM SUK  (THAILAND)
   Manufacturer and distributor of
   Pepsi-Cola drinks under franchise                    96,700         2,956,375
SMH NEUENBERG  (SWITZERLAND)
   Watch manufacturer of brands
   including Swatch and Omega                           13,000         1,819,795
SOUTH AFRICAN BREWERIES (SOUTH AFRICA)
   Investor in the beverage, retail, and
   hotel industries                                     39,149         1,016,965
WANT WANT HOLDINGS* (SINGAPORE)
   Manufacturer of rice crackers                       418,000         1,028,280
                                                                     -----------
                                                                      22,816,557
                                                                     -----------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----

DISTRIBUTORS  1.2%
RYOYO ELECTRO  (Japan)
   Distributor of electronic goods                     118,000     $   2,091,795
                                                                     -----------
DIVERSIFIED  1.2%
CITIC PACIFIC*  (HONG KONG)
  Holding  company with  interests
  in Cathay  Pacific Airlines,
  telecommunications, and
  power stations                                       432,000         2,100,694
                                                                     -----------
DRUGS AND HEALTH CARE  9.4%
AMGEN*  (US)
   Biotechnology company                                 7,500           459,844
ARTERIAL VASCULAR ENGINEERING* (US)
   Manufacturer of coronary
   care equipment                                       54,000           833,625
BRITISH BIOTECH* (UK)
   Biotechnology company                               300,000         1,105,852
COLUMBIA/HCA HEALTHCARE  (US)
   Provider of medical services in
   several specialty hospitals                          43,650         1,560,487
GEDEON RICHTER  (HUNGARY)
   Manufacturer of pharmaceuticals;
   cosmetics; and pesticides                            53,000         2,862,000
GUIDANT  (US)
   Health care products, cardiac rhythm
   management, and catheters                            38,000         1,752,750
HOGY MEDICAL  (JAPAN)
   Largest producer of disposable
   surgical gowns and medical supplies                  34,600         1,563,756
PFIZER  (US)
   Ethical drugs; hospital products; and
   specialty chemicals                                  22,200         1,837,050
PHARMACIA & UPJOHN  (SWEDEN)
   Global pharmaceutical and
   biotechnology company                                50,600         1,764,566
ROUSSEL UCLAF (FRANCE)
   Pharmaceutical, chemical, and
   agroveterinary products                               4,435         1,171,652
UNITED HEALTHCARE  (US)
   Owner and manager of HMO and
   specialty managed care centers                       27,900         1,056,713
                                                                     -----------
                                                                      15,968,295
                                                                     -----------
ELECTRIC AND GAS UTILITIES  1.2%
GAZPROM (ADRS)*+ (RUSSIA)
   Producer of natural gas                              75,000         1,312,500
HUANENG POWER INTERNATIONAL* (CHINA)
   Developer and manufacturer of
   coal-fired power plants                              45,000           686,250
                                                                     -----------
                                                                       1,998,750
                                                                     -----------
ELECTRONICS  8.2%
ADAPTEC* (US)
   Manufacturer of computer
   data-flow systems                                    10,000           608,125
ELECTRONICS (CONTINUED)
DAITEC (JAPAN)
   Developer of point-of-sale systems
   for Nippon Oil Company                               20,900     $   1,219,702
INTEL (US)
   Microprocessors and FLASH
   memory circuits                                      17,000         1,866,813
KEYENCE  (JAPAN)
   Manufacturer of detection devices
   and measuring control equipment                      19,500         2,258,885
KYOCERA  (JAPAN)
   Supplier of semiconductor packaging,
   capacitors, and cellular components                  38,000         2,504,432
NIHON DEMPA KOGYO (JAPAN)
   Manufacturer of quartz electronic
   parts in Malaysia and China                          65,000         1,357,613
SAMSUNG ELECTRONICS  (GDRS)+ (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors                        4,700           330,493
SAMSUNG ELECTRONICS (GDRS)* (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors                       23,270         1,062,276
SGS-THOMSON MICROELECTRONICS* (FRANCE)
   Manufacturer of semiconductor
   integrated circuits                                  51,770         2,738,383
                                                                     -----------
                                                                      13,946,722
                                                                     -----------
ENTERTAINMENT AND LEISURE  10.7%
ACCOR (FRANCE)
   Hotel operator and provider
   of related services                                  16,763         2,101,328
CAPITAL RADIO (UK)
    Radio broadcasting company                         125,000         1,187,021
GRANADA GROUP (UK)
   Television group with additional
   leisure interests including hotels                  128,800         1,854,050
HIS  (JAPAN)
   Travel agency specializing in
   overseas and package tours                           34,100         1,807,495
INDIAN HOTELS (GDRS)* (INDIA)
   Owner, operator, and manager of
   luxury hotels                                        70,000         1,636,250
INTERNATIONAL GAME TECHNOLOGY (US)
   Designer and manufacturer of
   video games                                          60,000         1,267,500
SABRE GROUP HOLDINGS* (US)
   Travel reservations system provider                  51,200         1,561,600
SOL MELIA* (SPAIN)
   Hotel manager and franchise
   company                                              77,226         2,052,307
SUN INTERNATIONAL HOTELS* (US)
   Operator of resort and
   casino hotels                                        42,000         1,984,500
TELEVISION BROADCASTING (HONG KONG)
   Television broadcasting,
   production, and licensing group                     444,000         1,556,122
VIACOM (CLASS B)  (US)
   Diversified entertainment
   communications company                               39,300         1,282,163
                                                                     -----------
                                                                      18,290,336
                                                                     -----------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
FINANCIAL SERVICES  7.2%
AMERICAN INTERNATIONAL GROUP  (US)
   Commercial and industrial insurer                    16,500       $ 1,792,313
DONALDSON, LUFKIN & JENRETTE  (US)
   Investment and merchant bank                         48,100         1,545,213
MALAYSIA ASSURANCE (MALAYSIA)
   Provider of life and general
   insurance                                            33,000           161,931
MANHATTAN CARD  (HONG KONG)
   Operator of credit card business                  3,530,000         1,746,214
MBNA  (US)
   Issuers of credit cards; deposit,
   loan, and transaction processing                     60,100         2,268,775
MEDIOLANUM* (ITALY)
   Life insurer; provider of a wide
   range of financial services                         124,000         1,228,414
SANYO SHINPAN FINANCE (JAPAN)
   Consumer finance company                             39,000         2,368,407
STATE BANK OF INDIA (GDRS)* (INDIA)
   Provider of banking services                         73,800         1,088,550
                                                                     -----------
                                                                      12,199,817
                                                                     -----------
INDUSTRIAL GOODS AND
SERVICES  1.2%
ABB (SWEDEN)
   Manufacturer of heavy equipment
   for electric power generation and
   distribution                                          1,626         2,003,006
                                                                     -----------
MANUFACTURING AND
INDUSTRIAL EQUIPMENT  4.5%
ASAHI DIAMOND INDUSTRIES  (JAPAN)
   Manufacturer of
   diamond-tipped tools                                200,000         2,071,084
DOMNICK HUNTER GROUP  (UK)
   Manufacturer of filtration,
   purification, and separation
   products                                            200,000         1,298,705
KALMAR INDUSTRIES (SWEDEN)
   Manufacturer of forklifts and
   special lift trucks                                  83,600         1,295,721
LARSEN & TOUBRO (GDRS) (INDIA)
   Producer of engineering
   equipment                                            76,000         1,102,000
SIEBE  (UK)
   Designer and manufacturer of
   control devices and process
   control technology                                  115,000         1,808,870
                                                                     -----------
                                                                       7,576,380
                                                                     -----------
PAPER AND PACKAGING  0.3%
BOBST  (SWITZERLAND)
   Manufacturer of machinery for the
   paper and package industries                            410           529,314
                                                                     -----------



PUBLISHING  2.1%
ELSEVIER  (NETHERLANDS)
   Global printer and publisher of
   professional trade journals and
   magazines                                           122,250       $ 2,027,971
SINGAPORE PRESS HOLDING  (SINGAPORE)
   Newspaper publisher, printer, and
   distributor                                          93,000         1,545,048
                                                                     -----------
                                                                       3,573,019
                                                                     -----------
RESOURCES  1.6%
GENCOR  (SOUTH AFRICA)
   Holding company with interests in
   gold, platinum, and coal mining                     367,000         1,273,736
WMC  (AUSTRALIA)
   Mineral and petroleum producer                      232,500         1,459,585
                                                                     -----------
                                                                       2,733,321
                                                                     -----------
RESTAURANTS  1.2%
PIZZA EXPRESS  (UK)
   Restaurant operator in the UK                       245,000         2,055,429
                                                                     -----------


RETAIL TRADE  5.8%
HOME DEPOT  (US)
   Retailer of home improvement
   products and building materials                      33,800         1,850,550
JOSHIN DENKI  (JAPAN)
   Budget electrical appliance retailer                178,000         2,186,924
SAKS HOLDINGS* (US)
   Worldwide fashion retailer                           50,000         1,750,000
SHIMACHU  (JAPAN)
   Furniture retailer                                   85,000         2,334,796
TSUTSUMI JEWELRY  (JAPAN)
   Manufacturer and retailer of jewelry                 56,000         1,764,283
                                                                     -----------
                                                                       9,886,553
                                                                     -----------
SUPPORT SERVICES  4.3%
CRT GROUP  (UK)
   Provider of training and recruitment
   services; publisher of multimedia
   products                                            250,000         1,055,808
RENTOKIL  (UK)
   Provider of commercial services
   such as pest control and office
   maintenance                                         265,000         1,779,006
SECOM  (JAPAN)
   Security services pioneer                            41,000         2,439,491
S.I.T.A. (FRANCE)
   Collection, cleaning, and waste
   recycling services                                    9,800         2,014,937
                                                                     -----------
                                                                       7,289,242
                                                                     -----------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
TELECOMMUNICATIONS  5.7%
DDI  (JAPAN)
   Long distance and mobile
   telecommunications services                             295       $ 2,213,471
L.M. ERICSSON TELEFON (SERIES B) (SWEDEN)
   Global telecommunications
   equipment and systems, wired
   and mobile                                           97,950         2,649,288
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                                             22,000         1,627,426
TELEFONICA DEL PERU (PERU)
   Provider of telecommunications
   services                                             60,000         1,237,500
WORLDCOM* (US)
   Provider of interstate long distance
   telecommunications services                          81,200         1,984,325
                                                                     -----------
                                                                       9,712,010
                                                                     -----------
TOBACCO  1.0%
TABACALERA  (SPAIN)
   Manufacturer and marketer of
   tobacco products                                     48,400       $ 1,769,299
                                                                     -----------
TRANSPORTATION  3.3%
KOBENHAVNS LUFTHAVNE  (DENMARK)
   Operator of Copenhagen airport                       20,100         2,086,475
LUFTHANSA  (GERMANY)
   Airline services worldwide;
   operator of Penta hotels                            164,000         2,140,188
METACORP (MALAYSIA)
   Constructor and operator
   of toll roads                                       470,000         1,432,133
                                                                     -----------
                                                                       5,658,796
                                                                     -----------

TOTAL INVESTMENTS  98.1%
     (Cost  $152,918,544)                                            167,067,553
OTHER ASSETS LESS LIABILITIES  1.9%                                    3,239,011
                                                                     -----------
NET ASSETS  100.0%                                                  $170,306,564
                                                                     ===========
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
COMMON STOCKS  96.2%
ADVERTISING  2.0%
ASATSU (JAPAN)
   Advertising agency                                   99,100    $    3,661,351
HERITAGE MEDIA (CLASS A)* (US)
   Broadcasting and in-store advertising               110,000         1,677,500
KATZ MEDIA GROUP* (US)
   Advertising broker                                   90,000           753,750
SNYDER COMMUNICATIONS (US)
   Provider of marketing services                       50,700           988,650
UNIVERSAL OUTDOOR HOLDINGS* (US)
   Outdoor advertising such as billboards              255,000         7,442,813
                                                                     -----------
                                                                      14,524,064
                                                                     -----------
AUTOMOTIVE PARTS
MANUFACTURING  3.1%
DURA AUTOMOTIVE SYSTEMS (CLASS A)* (US)
   Designer and manufacturer
   of assembly systems and
   automotive parts                                     53,500         1,263,938
ECIA (FRANCE)
   Manufacturer of automobile
   components                                            5,301           714,190
FUTURIS (AUSTRALIA)
   Mini-conglomerate with interests in
   building materials, automobile
   components, and financial services                1,908,282         2,417,106
KOITO MANUFACTURING (JAPAN)
   Maker of automotive lighting
   equipment                                           102,000           689,250
MONTUPET (FRANCE)
   Manufacturer of automobile
   components                                           19,592         2,517,165
NIPPON SEIKI (JAPAN)
   Manufacturer of automobile
   components                                          205,700         2,599,456
NOKIAN TYRES* (FINLAND)
   Manufacturer of tires                               323,340         6,184,001
SYLEA (FRANCE)
   Manufacturer of automobile
   components                                           56,020         6,464,540
                                                                     -----------
                                                                      22,849,646
                                                                     -----------
BUILDING MATERIALS  2.6%
APOGEE ENTERPRISES (US)
   Manufacturer and distributor of
   energy-efficient aluminum
   window systems                                      150,000         5,756,250
DANTO (JAPAN)
   Manufacturer of wall and floor tiles                334,000         3,693,199
GUJURAT AMBUJA CEMENT (GDSS) (INDIA)
   Cement producer                                     200,000         1,700,000
MALAYAN CEMENT (MALAYSIA)
   Cement producer                                     975,000         2,179,957
MULIA INDUSTRINDO (INDONESIA)
   Manufacturer of ceramic tiles
   and glass                                         2,080,100         1,964,633
POLYPIPE (UK)
   Manufacturer of plastic piping and
   molded plastic products                           1,300,000         4,284,262
                                                                     -----------
                                                                      19,578,301
                                                                     -----------

BUSINESS SERVICES  3.9%
BISYS GROUP* (US)
   Data processing service for banks                    50,000       $ 1,865,625
CORT BUSINESS SERVICES* (US)
   Rentor of furniture                                 140,000         2,940,000
FACTSET RESEARCH SYSTEMS* (US)
   Provider of on-line database services
   to the financial community                          250,000         6,000,000
IBC GROUP (UK)
   Business communications                             770,000         3,696,753
ISA INTERNATIONAL (UK)
   Distributor of computer
   consumables                                       1,201,803         4,077,998
LASON* (US)
   Provider of record management
   services                                             40,000           695,000
NU-KOTE HOLDINGS (CLASS A)* (US)
   Manufacturer of products for
   printing equipment                                  100,000           956,250
SERVICE EXPERTS* (US)
   Provider of air-conditioning
   equipment and services                              120,000         3,150,000
SITEL* (US)
   Telemarketer                                        100,000         1,968,750
SKILLED ENGINEERING (AUSTRALIA)
   Provider of personnel placement
   and outsourcing services                            652,000         2,064,623
SOURCE SERVICES* (US)
   Specialty staffing services                          75,000         1,256,250
                                                                     -----------
                                                                      28,671,249
                                                                     -----------
CAPITAL GOODS  2.5%
BT INDUSTRIES (SWEDEN)
   Manufacturer of forklifts                           239,800         4,117,489
FUSION SYSTEMS* (US)
   Manufacturer of ultraviolet
   curing systems                                       70,000         1,268,750
INDUSTRIA MACCHINE AUTOMATION  (ITALY)
   Packaging machinery                                 525,000         2,082,455
IRO* (SWEDEN)
   Manufacturer of textile machinery                   278,730         3,176,507
KALMAR INDUSTRIES* (SWEDEN)
   Manufacturer of forklifts and
   special lift trucks                                 119,900         1,858,336
KCI KONECRANES INTERNATIONAL* (FINLAND)
   Manufacturer of cranes and other
   heavy-duty lifting equipment                        150,000         4,126,593
NAMURA SHIPBUILDING (JAPAN)
   Shipbuilder                                         229,000           852,093
PHOTON DYNAMICS* (US)
   Semiconductor test equipment                        100,000           675,000
                                                                     -----------
                                                                      18,157,223
                                                                     -----------
CHEMICALS  0.6%
CHEMICAL COMPANY OF MALAYSIA (MALAYSIA)
   Producer of industrial chemicals
   and pharmaceuticals                                 425,000         1,303,423
CHEMICAL COMPANY OF MALAYSIA
WARRANTS* (MALAYSIA)
   Producer of industrial chemicals
   and pharmaceuticals                                  53,250            60,478

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
CHEMICALS (CONTINUED)
TOSHIBA CHEMICAL (JAPAN)
   Producer of synthetic resin molded
   products and insulating materials                    14,000       $    98,412
TOYO INK MANUFACTURING (JAPAN)
   Ink manufacturer                                    655,000         3,299,430
                                                                     -----------
                                                                       4,761,743
                                                                     -----------
COMPUTER SOFTWARE  4.2%
DENDRITE INTERNATIONAL* (US)
   Sales management and software                       275,000         7,321,875
F.I. GROUP* (UK)
   Designer and builder of
   software applications                               425,100         2,916,059
FUJITSU BUSINESS SYSTEMS (JAPAN)
   Distributor of computer equipment                   133,000         3,361,474
HITACHI INFORMATION SYSTEMS (JAPAN)
   Leading data processing firm                         38,000           486,880
KEWILL SYSTEMS (UK)
   Computer systems and services
   company                                             235,000         1,807,080
MENTOR GRAPHICS* (US)
   Computer-aided engineering
   systems                                             200,000         1,687,500
NATIONAL PROCESSING* (US)
   Provider of low-cost transaction
   processing services                                  46,500           883,500
PARITY (UK)
   Software and consultancy                            890,800         4,834,858
POMEROY COMPUTER RESOURCES* (US)
   Provider of professional
   computer services                                   138,000         3,156,750
SOFTWARE 2000* (US)
   Developer and marketer of
   business software applications                      182,800         1,302,450
SYNOPSYS* (US)
   Integrated circuit design software                   70,000         3,167,500
                                                                     -----------
                                                                      30,925,926
                                                                     -----------
CONSTRUCTION AND
PROPERTY  7.5%
ASAS DUNIA (MALAYSIA)
   Property developer                                   68,000           244,875
ASHTEAD GROUP (UK)
   Equipment rentor for the
   construction sector                               1,355,000         5,149,130
BAU HOLDINGS (AUSTRIA)
   Construction and civil engineering                   22,276         1,398,185
BAU HOLDINGS (VOTING PREFERENCE SHARES)
 (AUSTRIA)
   Construction and civil engineering                  103,250         4,884,655
BUKIT SEMBAWANG ESTATES (SINGAPORE)
   Property developer                                   62,000         1,448,207
DANSKE TRAELASTKOMPAGNI (DENMARK)
   Timber supply company                                75,670         6,296,907
HIGASHI NIHON HOUSE (JAPAN)
   House builder                                       253,000         3,641,246

CONSTRUCTION AND
PROPERTY (CONTINUED)
KAMPA-HAUS (GERMANY)
   Residential construction                            160,832       $ 5,618,122
MITSUI HOME (JAPAN)
   House builder                                       214,000         2,854,585
NEW ASIA REALTY (HONG KONG)
   Holding company with interests in
   property and real estate                            821,000         3,344,606
NISHIO RENT ALL (JAPAN)
   Rentor of construction equipment                    104,800         1,940,570
PLETTAC (GERMANY)
   Manufacturer of scaffolding,
   lightweight construction sheds,
   and related products                                 19,290         3,896,777
SIME UEP PROPERTIES (MALAYSIA)
   Property company involved in both
   investment and development                          403,000         1,108,370
STO* (GERMANY)
   Producer and marketer of
   building materials                                    7,000         3,400,231
THORKILD KRISTENSE (DENMARK)
   Property development                                 67,250         4,788,530
TILBURY DOUGLAS (UK)
   Small contractor                                    448,100         3,675,472
TIPCO ASPHALT (THAILAND)
   Manufacturer and distributor of
   asphalt emulsion                                    272,000         1,471,250
                                                                     -----------
                                                                      55,161,718
                                                                     -----------
CONSUMER GOODS AND
SERVICES  4.9%
AMERICAN DISPOSAL SERVICES* (US)
   Provider of pollution control
   equipment                                           175,000         2,800,000
CANANDAIGUA WINE (CLASS A)* (US)
   Wine, imported beer, and
   distilled spirits                                   150,000         3,431,250
CHILDTIME LEARNING CENTERS* (US)
   Provider of childcare services                      225,000         2,671,875
EKORNES (NORWAY)
   Manufacturer of home furnishings                    299,700         6,562,089
FINE HOST* (US)
   Provider of catering services                       196,000         2,793,000
LA DORIA (ITALY)
   Producer of food, specializing in
   canned tomatoes, fruits,
   and fruit juices                                    857,766         3,159,370
OPTA FOOD INGREDIENTS* (US)
   Manufacturer of food additives                      215,000         1,773,750
ST. JOHN KNITS (US)
   Apparel manufacturer                                 70,000         3,202,500
SORINI (INDONESIA)
   Manufacturer of Sorbitol and
   Maltodextrin, etc.                                  675,000           347,744
STEINWAY MUSICAL INSTRUMENTS* (US)
   Manufacturer of musical equipment                    90,000         1,597,500
TARKETT (GERMANY)
   Manufacturer and distributor of
   hardwood flooring                                    98,650         2,129,371
TEAM RENTAL GROUP* (US)
   Owner and operator of Budget
   Rent-a-Car franchises                               203,000         3,857,000
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
CONSUMER GOODS AND
SERVICES (continued)
WANT WANT HOLDINGS (SINGAPORE)
   Manufacturer of rice crackers                       766,000       $ 1,884,360
                                                                     -----------
                                                                      36,209,809
                                                                     -----------
DRUGS AND HEALTH CARE  6.3%
AMERICAN ONCOLOGY RESOURCES* (US)
   Provider of management services
   to oncology practices                               100,000           793,750
AMERISOURCE HEALTH (CLASS A)* (US)
   Wholesale distributor of
   pharmaceuticals                                     150,000         6,356,250
CARDIOVASCULAR DYNAMICS* (US)
   Designer, developer, and
   manufacturer of catheters
   used for vascular diseases                           61,500           799,500
CHIROSCIENCE GROUP (UK)
   Pharmaceutical company specializing
   in pharmaceuticals for cancer, pain,
   and inflammatory disorders                           80,000           463,498
COLLABORATIVE CLINICAL RESEARCH* (US)
   Manager of clinical research network                 52,000           721,500
DARYA VARIA LAB  (INDONESIA)
   Manufacturer of generic
   pharmaceuticals                                     752,560         1,122,718
FPA MEDICAL MANAGEMENT* (US)
   Provider of regional health care
   management services                                 200,000         3,762,500
GENERAL SURGICAL INNOVATIONS* (US)
   Developer of surgical devices                        22,000           156,750
HORIZON MENTAL HEALTH
MANAGEMENT* (US)
   Psychiatric care provider                           150,000         3,956,250
INTENSIVA HEALTHCARE* (US)
   Provider of acute long-term care
   for the critically ill                              225,000         1,603,125
MEDICIS PHARMACEUTICAL (CLASS A)* (US)
   Developer of skin care products                     100,000         5,025,000
PEPTIDE THERAPEUTICS (UK)
   Biopharmaceutical development
   company                                             130,000           400,922
SHIRE PHARMACEUTICALS* (UK)
   Biotechnology company specializing
   in metabolic bone diseases and
   Alzheimer's diseases                                175,000           562,487
TAMRO (FINLAND)
   Health care wholesaler for
   Scandinavia and the Baltic states                   748,500         5,436,208
TOTAL RENAL CARE HOLDINGS* (US)
   Provider of dialysis services                        55,000         2,145,000
TOWA PHARMACEUTICAL (JAPAN)
   Large generic drug wholesaler                        58,000           951,821
VANGUARD MEDICA GROUP (UK)
   Emerging biopharmaceutical
   company planning to develop and
   commercialize new drugs                              61,500           495,437

DRUGS AND HEALTH CARE (CONTINUED)
WATERS* (US)
   Manufacturer of liquid
   chromatography instruments                          244,000       $ 7,564,000
WATSON PHARMACEUTICALS* (US)
   Manufacturer of off-patent
   medications                                         125,000         4,156,250
                                                                     -----------
                                                                      46,472,966
                                                                     -----------
ELECTRIC UTILITIES  1.9%
CALENERGY* (US)
   Developer of geothermal
   energy power                                        425,000        12,325,000
CENTRAL COSTANERA (ADSS)+ (ARGENTINA)
   Electrical power generation
   company                                              20,000           630,000
OKINAWA ELECTRIC POWER (JAPAN)
   Supplier of electricity to
   Okinawa Island                                       54,500         1,353,532
                                                                     -----------
                                                                      14,308,532
                                                                     -----------
ELECTRICAL DISTRIBUTION  0.9%
ABACUS POLAR (UK)
   Distributor of electronic components                717,500         1,798,251
REXEL (FRANCE)
   European electrical distributor                       7,155         2,116,554
TRIFAST (UK)
   Manufacturer and distributor of
   fasteners for the electronics
   industry                                            349,000         2,405,395
                                                                     -----------
                                                                       6,320,200
                                                                     -----------
ELECTRONICS  5.1%
BERG ELECTRONICS* (US)
   Manufacturer of electronic
   connectors                                          350,000         9,887,500
BMC INDUSTRIES (US)
   Television aperture masks                           200,000         5,925,000
ELECTRO SCIENTIFIC INDUSTRIES* (US)
   Laser trimming systems, memory
   repair systems, and test and
   production equipment                                120,000         2,430,000
ENPLAS (JAPAN)
   Manufacturer of electronic
   components and engineering plastics                  39,000           759,807
FAIREY GROUP (UK)
   Electrical and electronic engineering               250,000         2,780,905
FOSTER ELECTRIC (JAPAN)
   Speaker manufacturer with
   worldwide production                                122,000           572,795
HORIBA INSTRUMENTS (JAPAN)
   Manufacturer of instruments
   and analyzers                                       322,000         3,560,509
LOJACK* (US)
   Manufacturer of stolen vehicle
   tracking devices                                    400,000         4,200,000
OTRA (NETHERLANDS)
   Holding company for various technical
   product wholesale companies                         217,930         4,076,693

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
ELECTRONICS (continued)
RYOYO ELECTRO (JAPAN)
   Distributor of electronic goods                     191,000       $ 3,385,871
                                                                     -----------
                                                                      37,579,080
                                                                     -----------
FINANCIAL SERVICES  6.1%
CENTRALE POUR L'INDUSTRIE (FRANCE)
   Diversified holding company with
   interests in financial services
   and insurance                                         5,743           361,079
FINNVEDEN (SERIES B)* (SWEDEN)
   Industrial conglomerate                             357,550         5,161,372
FOKUS BANK (NORWAY)
   Provider of banking services                        647,000         3,764,216
FUJI FIRE AND MARINE INSURANCE (JAPAN)
   Non-life insurance firm                             687,000         3,116,972
HAMBRECHT & QUIST GROUP* (US)
   Investment bank                                     100,000         1,987,500
ICHIYOSHI SECURITIES (JAPAN)
   Kansai-based securities business                    602,000         2,932,075
JAYHAWK ACCEPTANCE* (US)
   Consumer finance company                            125,000         1,757,813
MANHATTAN CARD (HONG KONG)
   Operator of credit card business                  4,815,000         2,381,875
MUTUAL RISK MANAGEMENT (US)
   Provider of risk management
   services to insurance brokers                        85,066         2,722,112
NEWCOURT CREDIT GROUP (CANADA)
   Financial services company                           60,000         1,863,591
NISSHIN FIRE & MARINE INSURANCE (JAPAN)
   Non-life insurance company                          404,000         1,786,889
T. ROWE PRICE (US)
   Investment advisor to the
   T. Rowe Price mutual funds and
   institutional money managers                         60,000         2,040,000
PROTECTOR FORSIKRING* (NORWAY)
   Provider of non-life insurance
   policies                                             44,800         1,572,975
ROOSEVELT FINANCIAL GROUP (US)
   Largest St. Louis-based savings
   institution                                         360,000         6,232,500
SOUTHERN BANK (MALAYSIA)
   Commercial bank                                     480,000         1,548,081
SSANGYONG INVESTMENT (SOUTH KOREA)
   Securities firm                                      80,000         1,219,970
UNIONAMERICA HOLDINGS (ADRS) (UK)
   Provider of property and casualty
   reinsurance                                         200,000         3,725,000
WORLD ACCEPTANCE* (US)
   Small-loan consumer financier                        90,000           585,000
                                                                     -----------
                                                                      44,759,020
                                                                     -----------
INDUSTRIAL GOODS AND
SERVICES  6.1%
ANGPANNEFORENINGEN (CLASS B) (SWEDEN)
   Engineering consultancy                             165,750         2,669,711
ASSYSTEM (FRANCE)
   Global industrial consultant for the
   nuclear, steel, oil, automobile,
   space, and transportation industries                 78,780         6,799,004
INDUSTRIAL GOODS
AND SERVICES (CONTINUED)
BACOU USA* (US)
   Designer and manufacturer of
   personal protective gear                            125,000      $  2,085,938
DRILEX INTERNATIONAL (US)
   Provider of precision drilling
   products and services                               150,000         2,493,750
DRUCK HOLDINGS (UK)
   Worldwide engineering group                         300,000         1,611,176
FINNING (CANADA)
   Lessor of construction equipment                     80,000         1,597,790
FORSHEDA (SWEDEN)
   Manufacturer of automobile
   components                                          187,896         6,452,541
KARDEX (SWITZERLAND)
   Manufacturer and distributor of
   industrial storage and retrieval
   systems                                               1,839           532,266
KOMORI (JAPAN)
   Top maker of offset
   printing machines                                   157,000         3,527,161
MAXIM INTEGRATED PRODUCTS* (US)
   Manufacturer of linear and
   mixed-signal integrated circuits                     50,000         1,759,375
MEMTEC (ADRS) (AUSTRALIA)
   Researcher, developer, and
   producer of filtration and
   separation products                                 150,000         5,146,875
MITSUBISHI CABLE INDUSTRIES (JAPAN)
   Maker of electrical wires and cables                332,000         1,823,888
NATIONAL OILWELL (US)
   Designer and manufacturer of
   oil and gas drilling equipment                       60,000         1,395,000
PRINTRAK INTERNATIONAL* (US)
   Designer, developer, and
   manufacturer of automated
   fingerprint identification systems                  195,000         1,986,562
TECHNIP* (FRANCE)
   Engineering contractors                              33,390         2,913,626
THERMO FIBERGEN* (US)
   Developer of equipment that
   recovers materials from pulp
   mill residue                                         39,000           492,375
VISUAL ACTION HOLDINGS (UK)
   Rentor of cameras and related
   equipment                                           565,000         2,110,274
                                                                     -----------
                                                                      45,397,312
                                                                     -----------
LEISURE AND HOTELS  2.5%
ALLIED LEISURE (UK)
   UK's largest bowling alley operator               4,100,000         3,569,812
CAPSTAR HOTEL* (US)
   Owner and renovator of hotels                        49,000           882,000
GTECH HOLDINGS* (US)
   Operator of state and local
   lottery systems                                     150,000         4,425,000
MANDARIN ORIENTAL* (HONG KONG)
   Operator and manager of
   hotels in the Pacific                             1,200,000         1,620,000


----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
LEISURE AND HOTELS (CONTINUED)
SANKYO (JAPAN)
   Manufacturer of pachinko
   game equipment                                       98,000      $  3,405,704
SUN INTERNATIONAL HOTELS* (US)
   Operator of resort and casino hotels                100,000         4,725,000
                                                                     -----------
                                                                      18,627,516
                                                                     -----------
MANUFACTURING  12.8%
AGCO (US)
   Manufacturer of farm equipment                       66,000         1,674,750
ASAHI DIAMOND INDUSTRIES (JAPAN)
   Manufacturer of
   diamond-tipped tools                                337,000         3,489,776
BRITISH POLYTHENE INDUSTRIES (UK)
   Manufacturer and converter of
   polythene                                           250,000         2,974,165
COBHAM (UK)
   High-integrity engineering                          330,000         3,187,442
DAVID BROWN GROUP (UK)
   Diversified engineering company;
   manufacturer of transmission
   equipment and pumps                               1,097,332         4,366,410
DOMNICK HUNTER (UK)
   Manufacturer of filtration,
   purification, and separation products               575,700         3,738,323
L'EUROPEENNE D'EXTINCTEURS (FRANCE)
   Seller and distributor of fire
   extinguishers                                       131,660         7,737,977
GERRY WEBER INTERNATIONAL* (GERMANY)
   Designer and manufacturer of
   ladies' apparel                                       2,854           109,100
GLORY KOGYO (JAPAN)
   Manufacturer and major exporter
   of currency-handling machines                       132,000         3,394,120
HOKKAI CAN (JAPAN)
   Manufacturer of cans for
   the food industry                                   402,000         2,667,065
HOKUSHIN (JAPAN)
   Producer of fiber board                             287,000         2,669,767
HUCKE (GERMANY)
   Manufacturer of textiles
   and clothing                                        231,850         4,446,752
INDUSTRIE NATUZZI (ADRS)*+ (ITALY)
   Manufacturer of leather furniture                    33,240         1,508,265
KOMATSU SEIREN (JAPAN)
   Printer of long-staple fabrics                      224,000         1,985,432
LASSILA & TIKANOJA (FINLAND)
   Industrial conglomerate                              27,800         1,645,839
LINTEC (JAPAN)
   Largest maker of gum
   and adhesive tapes                                  112,000         1,700,395
NICHICON (JAPAN)
   Manufacturer of electrical equipment                297,000         3,701,097
PLM (SWEDEN)
   Manufacturer of food packaging                      416,100         6,417,540
RAUMA GROUP (FINLAND)
   Manufacturer of forestry-related
   machinery                                           431,500         7,882,233

MANUFACTURING (continued)
ROCKSHOX (US)
   Designer and manufacturer of
   high-performance bicycle
   suspension products                                  63,500       $   809,625
SAMAS GROEP (NETHERLANDS)
   Manufacturer of office furniture                    154,750         5,279,861
SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT*
(SWITZERLAND)
   Industrial conglomerate                               3,866         4,695,300
SODICK (JAPAN)
   Manufacturer of electrodischargers                  399,000         3,921,720
STOVES* (UK)
   Manufacturer of ovens                               432,500         1,918,052
TSUBAKIMOTO NAKISHIMA (JAPAN)
   Manufacturer of ball bearings                       355,000         3,489,250
TSUDAKOMA (JAPAN)
   Manufacturer of air-jet looms                       583,000         3,233,488
VALMET (FINLAND)
   Manufacturer of paper and pulp
   machinery                                           299,710         4,564,547
WELLINGTON HOLDINGS (UK)
   Producer of sealing systems and
   rubber compounds                                    440,000         1,843,901
                                                                     -----------
                                                                      95,052,192
                                                                     -----------
MEDIA  2.5%
AAMULEHTI YHTYMAE (FINLAND)
   Publisher                                            14,050           411,262
AUDIOFINA (LUXEMBOURG)
   Radio and television broadcasting                       310            13,351
CAPITAL RADIO (UK)
   Commercial radio station in
   London                                              465,200         4,417,619
GWR GROUP (UK)
   Local radio operator                                875,000         2,933,479
SOUTH CHINA MORNING POST (HONG KONG)
   English language newspaper                        3,875,000         3,307,554
TOEI (JAPAN)
   Producer of movies, particularly of
   animated movies                                     258,000         1,895,094
TRINITY INTERNATIONAL HOLDINGS (UK)
   Publisher of regional newspapers
   in the UK, US, and Canada                           552,600         3,817,651
UNITED VIDEO SATELLITE GROUP
(CLASS A)* (US)
   Satellite-delivered program services                102,500         1,819,375
                                                                     -----------
                                                                      18,615,385
                                                                     -----------
MEDICAL PRODUCTS AND
TECHNOLOGY  1.9%
HITACHI MEDICAL (JAPAN)
   Manufacturer of medical equipment                   201,000         3,139,798
IDX SYSTEMS* (US)
   Health care information systems                     150,000         4,387,500
IMNET SYSTEMS* (US)
   Electronic information and document
   management systems                                  200,000         2,750,000
NCS HEALTHCARE (CLASS A)* (US)
   Health care facility and pharmacy
   services                                            130,000         3,948,750
                                                                     -----------
                                                                      14,226,048
                                                                     -----------

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
METALS  0.9%
NAKAYAMA STEEL WORKS (JAPAN)
   Small blast furnace company,
   mainly for the housing industry                     647,000       $ 3,486,248
SANYO SPECIAL STEEL (JAPAN)
   Steel manufacturer                                1,026,000         3,529,548
                                                                     -----------
                                                                       7,015,796
                                                                     -----------
PAPER AND PRINTING  1.9%
APPLIED GRAPHICS TECHNOLOGIES* (US)
   Provider of digital pre-press services               53,000           824,813
BOBST (SWITZERLAND)
   Manufacturer of machinery for the
   paper and package industries                          1,969         2,541,998
MUNSKJO (SWEDEN)
    Producer of specialty paper                        400,000         3,950,737
NISSHA PRINTING (JAPAN)
   Integrated printing firm                            180,000         2,148,311
RENGO (JAPAN)
   Manufacturer of paper board                         548,000         3,496,235
ROTTNEROS (SWEDEN)
   Manufacturer of pulp, wooden
   boards, and other forest products                   143,000           165,141
WACE GROUP (UK)
   Provider of pre-press and printing
   services                                            687,500           777,616
                                                                     -----------
                                                                      13,904,851
                                                                     -----------
RESOURCES  0.8%
NITTETSU MINING (JAPAN)
   Open cast coal miner                                435,000         3,722,027
QNI (AUSTRALIA)
   Producer of nickel and cobalt                     1,229,000         2,471,262
                                                                     -----------
                                                                       6,193,289
                                                                     -----------
RESTAURANTS  2.1%
AIYA (JAPAN)
   Operator of restaurant chain                        156,000         2,231,505
KENTUCKY FRIED CHICKEN (JAPAN)
   Fast food restaurants                               194,000         3,268,802
KFC HOLDINGS (MALAYSIA)
   Fast food restaurants                               430,000         1,701,622
KFC HOLDINGS (RIGHTS)* (MALAYSIA)
   Fast food restaurants                                86,000           104,139
PIZZA EXPRESS (UK)
   Operator of restaurant chain                        675,000         5,662,916
SAGAMI CHAIN (JAPAN)
   Noodle restaurant chain                             155,000         2,897,323
                                                                     -----------
                                                                      15,866,307
                                                                     -----------
RETAILING  6.3%
AOYAMA TRADING (JAPAN)
   Retailer of suits and clothing                      131,000         3,345,415
CLINTON CARDS (UK)
   Retailer of greeting cards                          736,043         1,730,927
COURTS (SINGAPORE)
   Retailer of household furniture                   1,076,000         1,428,555

RETAILING (CONTINUED)
DESIGNER HOLDINGS* (US)
   Developer and marketer of
   designer sportswear                                 210,000       $ 4,016,250
D'IETEREN TRADING (BELGIUM)
   Rentor of automobiles                                 7,550               725
FOTOLABO CLUB (SWITZERLAND)
   Film processor                                        7,945         3,095,292
FROST GROUP (UK)
   Gas station chain                                   355,633           795,816
GUANGNAN HOLDINGS (HONG KONG)
   Distributor of live and fresh food
    products                                         3,336,000         2,265,044
HAMLEY'S (UK)
   Toy store                                           209,700         1,348,041
HORNBACH BAUMARKT (GERMANY)
   Large home improvement and
   garden center retailer                              118,090         3,891,580
JARDINE INTERNATIONAL MOTOR HOLDINGS
(HONG KONG)
   Holding company for Jardine
   Matheson Group                                    1,846,000         2,315,766
JEAN PASCALE (GERMANY)
   Clothing retailer                                    45,656           541,643
JOSHIN DENKI (JAPAN)
   Budget electrical appliance retailer                141,000         1,732,339
LOJAS ARAPUA (GDRS)*+ (BRAZIL)
   Specialist electrical appliance
   retailers                                            50,000           949,490
MOEBEL WALTHER (GERMANY)
   Retailer of furniture and related
   products                                            105,000         6,477,509
PET CITY HOLDINGS (UK)
   Retailer of pet products                            275,000         2,271,310
PRODEGA (SWITZERLAND)
   Food retailer                                         4,450         1,302,011
SHIMACHU (JAPAN)
   Furniture retailer                                   63,000         1,730,496
TAG HEUER (ADRS)* (SWITZERLAND)
   Designer and producer of
   sports watches                                       58,800           940,800
TSUTSUMI JEWELRY (JAPAN)
   Manufacturer and retailer of jewelry                 96,400         3,037,086
XEBIO (JAPAN)
   Retailer of outdoor clothing                         98,000         3,182,097
                                                                     -----------
                                                                      46,398,192
                                                                     -----------
SUPPORT SERVICES  0.9%
CMG (UK)
   Information technology
   consulting                                          467,900         5,733,973
CRT Group (UK)
   Provider of training and recruitment
   services; publisher of multimedia
   products                                            250,000         1,055,808
                                                                     -----------
                                                                       6,789,781
                                                                     -----------

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                          SHARES           VALUE
                                                          ------           -----
TECHNOLOGY  1.4%
ASYST TECHNOLOGIES* (US)
   Miniature clean-room environment
   devices for the manufacture of
   silicon wafers                                      125,000      $  2,046,875
BTG (UK)
   Technology transfer company
   assisting in the commercialization
   of technological innovations                         44,600         1,732,949
CREDENCE SYSTEMS* (US)
   Manufacturer of automated
   semiconductor test equipment                         90,000         1,231,875
GETRONICS (NETHERLANDS)
   Computer systems integration
   house and consultant                                160,416         3,935,026
OPAL* (US)
   Semiconductor inspection
   equipment                                           150,000         1,275,000
                                                                     -----------
                                                                      10,221,725
                                                                     -----------
TELECOMMUNICATIONS  1.2%
AMERICAN PORTABLE TELECOM* (US)
   Provider of cellular telephone
   services                                            300,000         2,325,000
ARCH COMMUNICATIONS GROUP* (US)
   Provider of nationwide paging
   services                                            300,000         3,468,750
BOSTON COMMUNICATIONS* (US)
   Wireless telephone support services                  80,600           669,988
ICT GROUP* (US)
   Call center teleservices                            140,000           770,000
KVH INDUSTRIES* (US)
   Digital navigation systems and
   satellite communications                            175,000         1,312,500
                                                                    ------------
                                                                       8,546,238
                                                                    ------------
TRANSPORTATION  2.6%
COMFORT (SINGAPORE)
   Taxi operator                                    2,078,000          1,844,160
DAWSON GROUP (UK)
   Rentor of commercial vehicles                     1,018,400         2,593,823

TRANSPORTATION (CONTINUED)
HUB GROUP (CLASS A)* (US)
   Freight transportation services                     150,000       $ 3,309,375
IINO KAIUN* (JAPAN)
   Shipping company                                    799,000         3,295,568
METACORP (MALAYSIA)
   Constructor and operator of toll roads              760,000         2,315,789
NATIONAL EXPRESS GROUP (UK)
   Long distance coach services
   operating in the UK and Europe                      335,000         2,576,050
RUBIS (FRANCE)
   Chemical storage and distribution
   company                                              78,810         2,386,713
TONAMI TRANSPORT (JAPAN)
   Regional transport company                          117,000           665,344
                                                                    ------------
                                                                      18,986,822
                                                                    ------------
VETERINARY PRODUCTS  0.5%
VIRBAC (FRANCE)
   Manufacturer of animal drugs
   and veterinary products                              33,972         3,893,734
                                                                    ------------

MISCELLANEOUS  0.2%
TAIWAN AMERICAN FUND (TAIWAN)
   Fund investing in Taiwan                            111,000         1,447,440
                                                                    ------------

TOTAL COMMON STOCKS
   (Cost $682,871,564)                                               711,462,105
                                                                    ------------

PREFERRED STOCKS  0.4%
   (Cost $3,217,925)

MANUFACTURING  0.4%
GERRY WEBER INTERNATIONAL (GERMANY)
   Designer and manufacturer
   of ladies' apparel                                   76,934         2,854,760
                                                                     -----------
TOTAL INVESTMENTS  96.6%
  (Cost $686,089,489)                                                714,316,865

OTHER ASSETS LESS LIABILITIES  3.4%                                   25,487,145
                                                                    ------------
NET ASSETS  100.0%                                                  $739,804,010
                                                                    ============
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1996


                                                       SHARES           VALUE
                                                       ------           -----
COMMON STOCKS  97.6%
BROADCASTING  0.4%
BELL CABLEMEDIA (ADRS)* (UK)
   Cable television operator                           170,000       $ 2,762,500
                                                                     -----------
COMPUTER AND BUSINESS
SERVICES  11.4%
ADMIRAL (UK)
   Computer software and services                      950,000         4,916,526
ALTRAN TECHNOLOGIES (FRANCE)
   Computer services                                     9,693         2,895,721
AZLAN (UK)
   Integrator of networking
   equipment                                           640,000         7,603,446
BTG (UK)
   Technology transfer company
   assisting in the commercialization
   of technological inventions                         135,000         5,245,475
CEGEDIM (FRANCE)
   Consulting services                                  16,700         1,311,492
CMG (NETHERLANDS)
   Information technology consulting                   845,700        10,363,799
CRT GROUP (UK)
   Provider of training and recruitment
   services; publisher of multimedia
   products                                            805,000         3,399,702
CSK (JAPAN)
   Information services company                        255,000         7,496,709
ENATOR* (SWEDEN)
   Supplier of computer services                        71,000         1,575,129
LOGICA (UK)
   Supplier of computer services                     1,000,000        13,223,031
MERKANTILDATA (NORWAY)
   Systems integrator and distributor                   78,500         1,203,159
PERSONA (UK)
   Networking distribution                           1,669,914         8,560,760
SECOM (JAPAN)
   Security services pioneer                           109,000         6,485,476
SLIGOS (FRANCE)
   Supplier of computer services                        50,912         5,477,455
UNILOG (FRANCE)
   Computer consultants                                 17,241         1,817,872
                                                                     -----------
                                                                      81,575,752
                                                                     -----------
COMPUTER HARDWARE/
PERIPHERALS  14.7%
ACORN COMPUTER* (UK)
   Supplier to the educational
   computer market                                     695,000         2,256,500
ASTEC (UK)
   Designer and manufacturer of
   power conversion products and
   electronic components                             3,650,000         9,088,494
CANON (JAPAN)
   Manufacturer of printers and
   photocopiers                                        370,000         7,078,543

COMPUTER HARDWARE/
PERIPHERALS (CONTINUED)
CHUNG HO COMPUTER (SOUTH KOREA)
   Manufacturer of ATMs and cash
   dispensers                                           35,100       $ 1,690,747
EMC* (US)
   Manufacturer of enterprise
   storage devices                                     500,000        13,125,000
GATEWAY 2000* (US)
   Marketer of personal computers                      200,000         9,412,500
KOMAG* (US)
   Manufacturer of thin film
   magnetic media for hard-disk drives                 330,000         9,116,250
LEXMARK INTERNATIONAL GROUP
(CLASS A)* (US)
   Manufacturer of laser and
   ink jet printers                                    400,000         9,450,000
PSION (UK)
   Manufacturer of hand-held
   computers                                           914,900         6,290,831
RASTER GRAPHICS (US)
   Manufacturer of high performance
   printing systems                                    223,900         1,875,163
READ-RITE* (US)
   Manufacturer of recording heads
   for disk drives                                     250,000         4,406,250
SAMSUNG DISPLAY DEVICES (GDSS)
(SOUTH KOREA)
   Manufacturer of computer monitors                    65,000         4,090,772
SEAGATE TECHNOLOGY* (US)
   Global hard-disk drive supplier                     160,000        10,680,000
STORAGE TECHNOLOGY* (US)
   Tape and disk-based data
   storage equipment                                   250,000        10,656,250
TDK (JAPAN)
   Magnetic tapes
   and heads for disk drives                            74,000         4,338,043
VARITRONIX INTERNATIONAL (HONG KONG)
   Manufacturer of color printers,
   digital video storage, and
   editing systems                                   1,070,000         1,951,166
                                                                     -----------
                                                                     105,506,509
                                                                     -----------
COMPUTER SOFTWARE  13.8%
AMERICA ONLINE (US)
   Interactive/Internet services                       400,000        10,850,000
CADENCE DESIGN SYSTEMS* (US)
   Software for computer-aided
   engineering                                         200,000         7,300,000
CODA GROUP (UK)
   Developer of financial accounting
   software                                            670,000         1,417,509
EIDOS* (UK)
   Developer of entertainment software                 242,000         2,880,961
HUMMINGBIRD COMMUNICATIONS (CANADA)
   X-Windows networking software                       150,000         4,312,500
INFORMIX* (US)
   Developer of database management
   systems                                             200,000         4,437,500

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996


                                                       SHARES           VALUE
                                                       ------           -----
COMPUTER SOFTWARE (continued)
LEARMONTH & BURCHETT MANAGEMENT
SYSTEMS* (UK)
   Supplier of computer-aided
   software and engineering tools                      600,000      $    703,058
LERNOUT & HAUSPIE SPEECH PRODUCTS*
(BELGIUM)
   Developer of advanced speech
   technologies                                         83,500         1,398,625
MENTOR GRAPHICS* (US)
   Computer-aided engineering systems                  500,000         4,218,750
MICROSOFT* (US)
   Producer of microcomputer software                   60,000         8,238,750
MISYS (UK)
   Provider of software products and
   services for the financial services
   industry                                            300,100         4,432,210
NETWORK GENERAL* (US)
   Local area network management
   software                                            300,000         7,181,250
ORACLE SYSTEMS* (US)
   Database management software
   systems                                             100,000         4,231,250
PARAMETRIC TECHNOLOGY* (US)
   Developer of mechanical
   design software                                     200,000         9,762,500
PC DOCS GROUP INTERNATIONAL* (CANADA)
   Document software products                          200,000         1,662,500
SAPIENT* (US)
   Designer and developer of enterprise
   application software                                 75,000         3,431,250
STRUCTURAL DYNAMICS RESEARCH (US)
   Developer of mechanical design
   software                                            350,000         6,190,625
SYNOPSYS* (US)
   Integrated circuit design software                  250,000        11,312,500
3DO* (US)
   Developer of video game software
   and game platforms                                  700,000         3,981,250
VIRTUALITY GROUP* (UK)
   Designer of virtual reality systems
   and related software                                600,000         1,284,058
                                                                     -----------
                                                                      99,227,046
                                                                     -----------
DISTRIBUTORS  1.2%
ABACUS POLAR (UK)
   Distributor of electronic
   components                                        1,240,000         3,107,778
ELECTROCOMPONENTS (UK)
   Distributor of electronic
   components                                          800,000         5,383,605
                                                                     -----------
                                                                       8,491,383
                                                                     -----------
ELECTRONICS  12.2%
ADAPTEC* (US)
   Manufacturer of computer
   input-output systems                                100,000         6,081,250
ADE* (US)
   Manufacturer of semiconductor
   inspection systems                                  400,000         3,675,000
ELECTRONICS (CONTINUED)
ADFLEX SOLUTIONS (US)
   Flexible circuit boards                             150,000       $ 1,331,250
ELECTRO SCIENTIFIC INDUSTRIES* (US)
   Manufacturer of memory
   circuit repair systems                              200,000         4,050,000
ELECTROSTAR (US)
   Manufacturer of memory
   circuit repair systems                              625,000         7,695,313
GENERAL ELECTRIC (UK)
   Supplier of diversified electronics               1,250,000         7,720,216
HADCO* (US)
   Printed circuit boards                              550,000        16,671,875
HIROSE ELECTRONICS (JAPAN)
   Manufacturer of specialized
   connectors                                           91,200         5,410,373
HITACHI (JAPAN)
   Manufacturer of
   diversified electronics                             600,000         5,318,122
MERIX* (US)
   Electronic circuit boards                           150,000         3,131,250
MURATA MANUFACTURING (JAPAN)
   Manufacturer of capacitors                          167,000         5,363,931
PHILIPS ELECTRONICS (NETHERLANDS)
   Consumer and industrial
   electronics                                          49,000         1,723,698
RACAL ELECTRONICS (UK)
   Data communications                               1,000,000         4,508,036
VENTURE MANUFACTURING (SINGAPORE)
   Contract manufacturer                             3,140,000         5,707,064
VICOR* (US)
   Manufacturer of modular
   power converters                                    290,000         5,256,250
YAGEO (GDRS)*+ (TAIWAN)
   Manufacturer of passive
   components                                          387,487         3,834,029
                                                                     -----------
                                                                      87,477,657
                                                                     -----------
MEDIA  0.3%
AUSTRALIS MEDIA* (AUSTRALIA)
   Satellite broadcasting                              300,000            43,936
TV FILME* (BRAZIL)
   Owner and operator of subscription
   TV systems in Brazil                                120,000         1,770,000
                                                                     -----------
                                                                       1,813,936
                                                                     -----------
MEDICAL PRODUCTS AND
TECHNOLOGY  2.2%
COCHLEAR (AUSTRALIA)
   Developer of hearing aids                         1,650,000         4,310,534
FRESENIUS (GERMANY)
   Dialysis equipment                                   29,700         6,332,477
PHARMACIA & UPJOHN (SWEDEN)
   Global pharmaceutical and
   biotechnology company                               147,800         5,154,208
                                                                     -----------
                                                                      15,797,219
                                                                     -----------
----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996

                                                       SHARES           VALUE
                                                       ------           -----
NETWORKING/COMMUNICATIONS
INFRASTRUCTURE  13.6%
ANITE GROUP* (UK)
   Supplier of data communications
   and software products                             2,450,000       $ 1,275,921
CABLETRON SYSTEMS* (US)
   Manufacturer of computer
   interconnection equipment                           130,000         8,108,750
CIDCO* (US)
   Manufacturer of telephone call
   identifiers                                         200,000         3,825,000
CISCO SYSTEMS* (US)
   Computer network routers and
   switches                                            300,000        18,543,750
COLONIAL DATA TECHNOLOGIES* (US)
   Manufacturer of caller identification
   devices                                             200,000         1,912,500
ECI TELECOMMUNICATIONS (ISRAEL)
   Telecommunications equipment
   supplier                                            400,000         8,025,000
L.M. ERICSSON TELEFON (SERIES B) (SWEDEN)
   Manufacturer of telecommunications
   equipment                                           256,700         6,943,056
FILTRONIC COMTEC (UK)
   Designer and manufacturer of
   sophisticated devices for mobile
   telecommunications systems                          250,000           819,828
GEMSTAR INTERNATIONAL* (US)
   Television and video recording
   products                                            250,000         5,484,375
GLENAYRE TECHNOLOGIES* (US)
   Manufacturer of paging
   infrastructure equipment                            450,000        11,559,375
NEC (JAPAN)
   Manufacturer of diversified
   electronics                                         413,000         4,494,252
NOKIA (FINLAND)
   Manufacturer and developer of
   telecommunications systems and
   equipment                                           103,900         4,788,313
TELEMETRIX (UK)
   Networking components                               180,000           183,088
3COM* (US)
   Supplier of adapter cards, hubs,
   and routers for local area
   computer networks                                   180,000        12,183,750
U.S. ROBOTICS* (US)
   Modems and remote access
   concentrators                                       150,000         9,440,625
                                                                     -----------
                                                                      97,587,583
                                                                     -----------
SEMICONDUCTORS  14.6%
ATMEL* (US)
   Non-volatile memory circuits                        300,000         7,631,250
C-CUBE MICROSYSTEMS* (US)
   Video compression circuits                          150,000         5,831,250
ESS TECHNOLOGY* (US)
   Mixed-signal semiconductor audio
   solutions                                           300,000         4,762,500

SEMICONDUCTORS (CONTINUED)
INTEL (US)
   Microprocessors and FLASH
   memory circuits                                     200,000      $ 21,962,500
INTERNATIONAL RECTIFIER* (US)
   Power semiconductors                                450,000         5,568,750
KYOCERA (JAPAN)
   Supplier of semiconductor packaging,
   capacitors, and cellular components                  65,000         4,283,896
LATTICE SEMICONDUCTOR* (US)
    Programmable logic devices                         200,000         6,825,000
MAXIM INTEGRATED PRODUCTS* (US)
   Manufacturer of linear and
   mixed-signal integrated circuits                    300,000        10,556,250
MICROCHIP TECHNOLOGY* (US)
   Field programmable
   microcontrollers                                    300,000        10,837,500
ROHM (JAPAN)
   Producer of custom linear
   integrated circuits                                  97,000         5,745,941
SAMSUNG ELECTRONICS (GDRS)
((CENT)  NON-VOTING)*+ (SOUTH KOREA)
   Manufacturer of consumer
   electronics and semiconductors                      187,430         4,029,745
S3* (US)
   Supplier of multimedia acceleration
   solutions for PCs                                   400,000         7,500,000
TOWER SEMICONDUCTOR* (ISRAEL)
   Semiconductor foundry services                      350,000         2,428,125
XILINX* (US)
   Field programmable gate arrays                      200,000         6,537,500
                                                                     -----------
                                                                     104,500,207
                                                                     -----------
SEMICONDUCTOR CAPITAL
EQUIPMENT  7.3%
ASM LITHOGRAPHY (NETHERLANDS)
   Manufacturer of semiconductor
   production equipment                                126,000         4,520,250
ASYST TECHNOLOGIES* (US)
   Miniature clean-room environment
   devices for the manufacture of
   silicon wafers                                      300,000         4,912,500
AVAL DATA (JAPAN)
   Manufacturer of computer
   peripherals                                         200,000         1,878,017
BROOKS AUTOMATION* (US)
   Systems and modules for
   semiconductor manufacturing                         250,000         2,515,625
CREDENCE SYSTEMS* (US)
   Manufacturer of automated
   semiconductor test equipment                        250,000         3,421,875
DUPONT PHOTOMASKS* (US)
   Designer and manufacturer of
   photomasks used in the production of
   semiconductors                                       95,000         3,449,688
MIMASU SEMICONDUCTOR (JAPAN)
   Wafer inspection devices                            180,000         2,764,370
NOVELLUS SYSTEMS* (US)
   Chemical vapor deposition
   equipment                                           150,000         6,187,500

----------
See footnotes on page 42.

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)                            October 31, 1996


                                                       SHARES           VALUE
                                                       ------           -----
SEMICONDUCTOR CAPITAL
EQUIPMENT (CONTINUED)
OPAL* (US)
   Semiconductor inspection equipment                   85,000         $ 722,500
SHINKAWA (JAPAN)
   Producer of wire bonders                             28,000           503,730
SILICONWARE PRECISION INDUSTRIES
(GDRS)* (TAIWAN)
   IC packaging                                        284,800         2,314,000
TENCOR INSTRUMENTS* (US)
   Wafer inspection devices                            500,000         9,500,000
ULTRATECH STEPPER* (US)
   Photolithography systems                            300,000         5,062,500
VEECO INSTRUMENTS* (US)
   Ion beam etching and surface
   measurement systems                                 400,000         4,850,000
                                                                     -----------
                                                                      52,602,555
                                                                     -----------
TELECOMMUNICATIONS  4.4%
DDI (JAPAN)
   Long distance and cellular services
   operator                                                800         6,002,633
KOREA MOBILE TELECOM (GDSS)
(SOUTH KOREA)
   Cellular services operator                          375,000         4,687,500
MILLICOM INTERNATIONAL CELLULAR*
(LUXEMBOURG)
   Cellular services operator                           50,000         2,000,000
TELEBRAS (ADRS) (BRAZIL)
   Provider of telecommunications
   services                                              8,000           591,791
TELECOM ITALIA (ITALY)
   Provider of telecommunications
   services                                          2,700,000         6,013,125
TELECOM ITALIA MOBILE* (ITALY)
   Cellular services operator                        1,600,000         3,305,045
TELE DANMARK (SERIES B) (DENMARK)
   Provider of telecommunications
   services                                             80,000         4,021,790
VODAFONE (UK)
   Cellular services operator                        1,200,000         4,638,233
                                                                     -----------
                                                                      31,260,117
                                                                     -----------

MISCELLANEOUS  1.5%
CELSIUS INDUSTRIES (SERIES B) (SWEDEN)
   Producer of defense and
   technology products                              71,000shs.        $  922,421
GLORY KOGYO (JAPAN)
   Manufacturer and major exporter
   of currency-handling machines                   175,000             4,499,781
ISOTRON (UK)
   Irradiation services                            475,000             2,744,287
LINX PRINTING TECHNOLOGY (UK)
   Manufacturer of specialized
   printers                                        820,000             1,514,668
TRAFFIC MASTER* (UK)
   Supplier of traffic information
   services                                        168,750               920,018
                                                                     -----------
                                                                      10,601,175
                                                                     -----------
TOTAL COMMON STOCKS
   (Cost $680,319,551)                                               699,203,639
                                                                     -----------
CONVERTIBLE BONDS  0.4%
   (Cost $3,562,130)
SEMICONDUCTORS  0.4%
UNITED MICRO ELECTRONICS
(TAIWAN) 11/4%, 6/8/2004
   Manufacturer of
   semiconductors                               $2,120,000             2,602,300
                                                                     -----------
TOTAL INVESTMENTS  98.0%
   (Cost $683,881,681)                                               701,805,939
OTHER ASSETS LESS LIABILITIES   2.0%                                  14,303,935
                                                                     -----------
NET ASSETS  100.0%                                                  $716,109,874
                                                                     ===========

----------
* Non-income producing security.
+ Rule 144A security.
  Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 1996



                                                          EMERGING MARKETS    GLOBAL GROWTH   GLOBAL SMALLER       GLOBAL
                                           INTERNATIONAL        GROWTH        OPPORTUNITIES      COMPANIES       TECHNOLOGY
                                              FUND               FUND*            FUND             FUND             FUND
                                          ---------------  ---------------   --------------   -------------     ------------
ASSETS:
Investments, at value (see portfolios of investments):
    Common stocks .......................   $ 100,008,020    $ 40,389,823    $ 167,067,553    $ 711,462,105    $ 699,203,639
    Convertible bonds ...................              --              --               --               --        2,602,300
    Preferred stocks ....................              --              --               --        2,854,760               --
                                            -------------    ------------    -------------    -------------    -------------
Total investments .......................     100,008,020      40,389,823      167,067,553      714,316,865      701,805,939
Cash ....................................       1,557,767       3,568,132        6,399,532       22,481,634        6,093,293
Receivable for dividends and interest ...         537,437           9,978          239,610        1,267,735          991,849
Unrealized appreciation on
    forward currency contracts ..........         426,975              57          403,944        1,246,933          111,303
Receivable for securities sold ..........         268,168         496,869        1,147,183               --       13,026,388
Receivable for Capital Stock sold .......         166,124         615,558          312,617        9,516,202        1,530,978
Expenses prepaid to shareholder
    service agent .......................          48,916          66,544          106,529          372,684          477,856
Deferred organizational expenses ........           2,448              --               --            5,577               --
Other ...................................           2,712          36,478           25,338           15,045           21,685
                                            -------------    ------------    -------------    -------------    -------------
Total Assets ............................     103,018,567      45,183,439      175,702,306      749,222,675      724,059,291
                                            -------------    ------------    -------------    -------------    -------------
LIABILITIES:
Payable for securities purchased ........         403,030         862,571        4,136,236        4,181,176        3,178,045
Payable for Capital Stock repurchased ...         358,922         129,640          538,378        3,045,785        3,418,413
Unrealized depreciation on forward
    currency contracts ..................         242,849              38          310,458          771,300                2
Accrued expenses, taxes, and other ......         255,761         121,732          410,670        1,420,404        1,352,957
                                            -------------    ------------    -------------    -------------    -------------
Total Liabilities .......................       1,260,562       1,113,981        5,395,742        9,418,665        7,949,417
                                            -------------    ------------    -------------    -------------    -------------
Net Assets ..............................   $ 101,758,005    $ 44,069,458    $ 170,306,564    $ 739,804,010    $ 716,109,874
                                            =============    ============    =============    =============    =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
    Class A .............................   $       2,970    $      2,931    $      13,306    $      23,142    $      44,189
    Class B .............................             170           1,560            1,154            7,065            1,698
    Class D .............................           2,863           2,021            6,679           19,400           17,794
Additional paid-in capital ..............      91,886,622      45,879,438      156,336,183      675,429,358      714,591,581
Accumulated net investment loss .........         (10,972)           (492)          (1,657)          (7,397)          (4,288)
Undistributed/accumulated net
    realized gain (loss) on investments .       3,944,227        (909,789)        (265,641)      35,627,544      (16,564,040)
Net unrealized appreciation
    (depreciation) of investments .......       8,542,689        (501,007)      17,026,140       32,107,233       23,782,902
Net unrealized depreciation on
    translation of assets and liabilities
    denominated in foreign currencies
    and forward currency contracts ......      (2,610,564)       (405,204)      (2,809,600)      (3,402,335)      (5,759,962)
                                            -------------    ------------    -------------    -------------    -------------

Net Assets ..............................   $ 101,758,005    $ 44,069,458    $ 170,306,564    $ 739,804,010    $ 716,109,874
                                            =============    ============    =============    =============    =============
NET ASSETS:
    Class A .............................   $  50,998,137    $ 19,863,816    $ 107,509,360    $ 350,358,490    $ 499,858,181
    Class B .............................   $   2,842,580    $ 10,541,066    $   9,257,369    $ 103,968,103    $  18,839,423
    Class D .............................   $  47,917,288    $ 13,664,576    $  53,539,835    $ 285,477,417    $ 197,412,270
SHARES OF CAPITAL STOCK
OUTSTANDING:
    Class A .............................       2,969,647       2,931,300       13,305,688       23,142,058       44,189,238
    Class B .............................         169,850       1,559,487        1,154,340        7,065,169        1,698,083
    Class D .............................       2,862,966       2,021,447        6,678,535       19,399,748       17,793,727
NET ASSET VALUE PER SHARE:
    Class A .............................          $17.17           $6.78            $8.08           $15.14           $11.31
    Class B .............................          $16.74           $6.76            $8.02           $14.72           $11.09
    Class D .............................          $16.74           $6.76            $8.02           $14.72           $11.09


----------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED OCTOBER 31, 1996


                                                            EMERGING MARKETS GLOBAL GROWTH  GLOBAL SMALLER    GLOBAL
                                            INTERNATIONAL        GROWTH      OPPORTUNITIES    COMPANIES      TECHNOLOGY
                                                FUND              FUND*         FUND             FUND          FUND
                                            -------------   --------------- --------------  -------------  ------------
INVESTMENT INCOME:
Dividends ................................   $ 1,852,697    $   131,091    $  1,550,279    $  6,246,889    $  3,314,208
Interest .................................       199,144         96,637         286,534       1,285,796       3,840,628
                                             -----------    -----------    ------------    ------------    ------------
Total investment income** ................     2,051,841        227,728       1,836,813       7,532,685       7,154,836
                                             -----------    -----------    ------------    ------------    ------------
EXPENSES:
Management fees ..........................       963,308         66,785       1,318,826       4,279,964       7,054,213
Distribution and service fees ............       527,357         94,471         628,050       2,600,618       3,185,685
Shareholder account services .............       232,136        101,900         414,699       1,308,931       2,573,587
Custody and related services .............       131,646         34,892         156,947         412,697         434,334
Registration .............................        88,503         29,748         140,962         249,624         313,721
Shareholder reports and
    communications .......................        79,116         30,772          78,120         111,386         236,880
Auditing and legal fees ..................        63,756         30,584          72,309          63,756          63,757
Directors' fees and expenses .............         8,559          2,452           7,896           8,400           8,415
Amortization of organizational
    expenses .............................         7,343             --              --           6,083              --
Miscellaneous ............................         8,471          1,252           4,127          12,763          16,566
                                             -----------    -----------    ------------    ------------    ------------
Total expenses ...........................     2,110,195        392,856       2,821,936       9,054,222      13,887,158
                                             -----------    -----------    ------------    ------------    ------------
Net investment loss ......................       (58,354)      (165,128)       (985,123)     (1,521,537)     (6,732,322)
                                             -----------    -----------    ------------    ------------    ------------

NET REALIZED AND
UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:

Net realized gain (loss) on
investments ..............................     3,110,034       (904,503)       (572,959)     36,490,841     (19,588,016)
Net realized gain (loss) from foreign
    currency transactions ................     2,141,677        (48,331)        280,999       1,559,761       5,689,533
Net change in unrealized
    appreciation of investments ..........     6,001,037       (501,007)     17,026,140      14,883,512     (26,884,293)
Net change in unrealized appreciation/
    depreciation on translation of assets
    and liabilities denominated in foreign
    currencies and forward currency
    contracts ............................    (4,614,858)      (405,204)     (2,809,600)     (6,531,471)     (2,377,802)
                                             -----------    -----------    ------------    ------------    ------------
Net gain (loss) on investments and
    foreign currency transactions ........     6,637,890     (1,859,045)     13,924,580      46,402,643     (43,160,578)
                                             -----------    -----------    ------------    ------------    ------------

Increase (decrease) in net assets
    from operations ......................   $ 6,579,536    $(2,024,173)   $ 12,939,457    $ 44,881,106    $(49,892,900)
                                             ===========    ===========    ============    ============    ============

----------------------
 * The Series began operations on May 28, 1996.
** Net of foreign taxes withheld as follows:    $217,108         $5,762        $145,774        $811,644        $459,248
   See Notes to Financial Statements.



                                                                                       EMERGING          GLOBAL
                                                                                        MARKETS          GROWTH
                                                          INTERNATIONAL FUND            GROWTH       OPPORTUNITIES
                                                          ------------------             FUND             FUND
                                                          YEAR ENDED OCTOBER 31,         ----             ----
                                                     ----------------------------        5/28/96*        11/1/95*
                                                           1996           1995        TO 10/31/96      TO 10/31/96
                                                     ------------    -------------   -------------     ------------
OPERATIONS:
Net investment income (loss) ....................   $     (58,354)   $     91,680    $   (165,128)   $    (985,123)
Net realized gain (loss) on
   investments ..................................       3,110,034         107,795        (904,503)        (572,959)
Net realized gain (loss) from
   foreign currency
   transactions .................................       2,141,677       2,665,639         (48,331)         280,999
Net change in unrealized
   appreciation/depreciation
   of investments ...............................       6,001,037      (1,749,894)       (501,007)      17,026,140
Net change in unrealized
   appreciation/depreciation
   on translation of assets and
   liabilities denominated in
   foreign currencies and
   forward currency contracts ...................      (4,614,858)     (2,193,540)       (405,204)      (2,809,600)
                                                    -------------    ------------    ------------    -------------
Increase (decrease) in net
   assets from operations .......................       6,579,536      (1,078,320)     (2,024,173)      12,939,457
                                                    -------------    ------------    ------------    -------------
DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income--
   Class A ......................................              --              --              --               --
Net realized gain on investments:
   Class A ......................................      (2,689,619)     (2,535,690)             --               --
   Class D ......................................      (1,872,543)       (858,276)             --               --
                                                    -------------    ------------    ------------    -------------
Decrease in net assets from
   distributions ................................      (4,562,162)     (3,393,966)             --               --
                                                    -------------    ------------    ------------    -------------
CAPITAL SHARE
TRANSACTIONS:** Net proceeds from sale of shares:
   Class A ......................................      12,139,764      14,368,837      19,208,602      106,023,483
   Class B ......................................       2,847,268            --        11,237,933        9,447,410
   Class D ......................................      18,419,176      15,310,748      12,152,846       48,762,322
Shares issued in payment of
   dividends--Class A ...........................              --              --              --               --
Exchanged from associated Funds:
   Class A ......................................      18,336,472       9,722,723       3,554,578       13,737,482
   Class B ......................................          52,151            --            20,098          147,370
   Class D ......................................       6,116,903       2,556,052       2,931,518        8,540,034
Shares issued in payment of gain distributions:
   Class A ......................................       1,773,043       2,386,633              --               --
   Class D ......................................       1,649,485         815,096              --               --
                                                    -------------    ------------    ------------    -------------
Total ...........................................      61,334,262      45,160,089      49,105,575      186,658,101
                                                    -------------    ------------    ------------    -------------

Cost of shares repurchased:
Class A .........................................     (15,705,367)    (26,669,397)       (997,418)     (15,204,795)
   Class B ......................................          (5,615)             --        (133,610)         (34,193)
   Class D ......................................      (4,688,461)     (2,728,512)       (404,805)      (3,136,356)
Exchanged into associated Funds:
   Class A ......................................     (15,800,882)    (10,430,952)       (993,426)      (7,098,155)
   Class B ......................................          (1,437)             --         (96,640)        (169,376)
   Class D ......................................      (5,428,114)     (3,647,337)       (386,045)      (3,648,119)
                                                    -------------    ------------    ------------    -------------
Total ...........................................     (41,629,876)    (43,476,198)     (3,011,944)     (29,290,994)
                                                    -------------    ------------    ------------    -------------
Increase in net assets from
   capital share transactions ...................      19,704,386       1,683,891      46,093,631      157,367,107
                                                    -------------    ------------    ------------    -------------
Increase (decrease) in net assets ...............      21,721,760      (2,788,395)     44,069,458      170,306,564

NET ASSETS:
Beginning of period .............................      80,036,245      82,824,640              --               --
                                                    -------------    ------------    ------------    -------------
End of period ...................................   $ 101,758,005    $ 80,036,245    $ 44,069,458    $ 170,306,564
                                                    =============    ============    ============    =============





                                                            GLOBAL SMALLER                         GLOBAL
                                                            COMPANIES FUND                     TECHNOLOGY FUND
                                                            --------------                     ---------------
                                                         YEAR ENDED OCTOBER 31,             YEAR ENDED OCTOBER 31,
                                                    -----------------------------      --------------------------------
                                                         1996              1995             1996              1995
                                                    -------------      ------------     -------------      -------------
OPERATIONS:
Net investment income (loss) ....................    $  (1,521,537)   $    (636,807)   $  (6,732,322)   $  (2,259,466)
Net realized gain (loss) on
   investments ..................................       36,490,841       13,624,396      (19,588,016)      37,630,540
Net realized gain (loss) from
   foreign currency
   transactions .................................        1,559,761          612,519        5,689,533        3,115,205
Net change in unrealized
   appreciation/depreciation
   of investments ...............................       14,883,512        9,286,138      (26,884,293)      45,696,354
Net change in unrealized
   appreciation/depreciation
   on translation of assets and
   liabilities denominated in
   foreign currencies and
   forward currency contracts ...................       (6,531,471)         122,958       (2,377,802)      (4,035,567)
                                                     -------------    -------------    -------------    -------------
Increase (decrease) in net
   assets from operations .......................       44,881,106       23,009,204      (49,892,900)      80,147,066
                                                     -------------    -------------    -------------    -------------
DISTRIBUTIONS TO
SHAREHOLDERS:
Net investment income--
   Class A ......................................               --               --         (734,205)              --
Net realized gain on investments:
   Class A ......................................       (7,753,041)      (1,358,384)     (29,793,277)        (506,847)
   Class D ......................................       (6,615,915)      (1,134,039)     (10,861,462)         (84,094)
                                                     -------------    -------------    -------------    -------------
Decrease in net assets from
   distributions ................................      (14,368,956)      (2,492,423)     (41,388,944)        (590,941)
                                                     -------------    -------------    -------------    -------------
CAPITAL SHARE
TRANSACTIONS:** Net proceeds from sale of shares:
   Class A ......................................      216,788,438       49,499,681      202,973,417      360,662,688
   Class B ......................................      105,243,040             --         19,512,733               --
   Class D ......................................      177,428,825       40,513,236       93,281,519      141,486,971
Shares issued in payment of
   dividends--Class A ...........................               --               --          530,711               --
Exchanged from associated Funds:
   Class A ......................................       71,523,117       15,768,458       49,024,078       27,074,750
   Class B ......................................          576,794             --            119,863               --
   Class D ......................................       32,459,050        5,514,387       36,228,561       19,697,655
Shares issued in payment of gain distributions:
   Class A ......................................        7,033,698        1,265,938       27,593,949          470,951
   Class D ......................................        6,106,235        1,065,232       10,345,726           81,693
                                                     -------------    -------------    -------------    -------------
Total ...........................................      617,159,197      113,626,932      439,610,557      549,474,708
                                                     -------------    -------------    -------------    -------------

Cost of shares repurchased:
Class A .........................................      (30,945,950)      (8,956,953)     (88,142,523)     (33,194,965)
   Class B ......................................         (900,770)              --         (232,986)              --
   Class D ......................................      (17,014,912)      (4,830,211)     (27,805,782)      (6,863,194)
Exchanged into associated Funds:
   Class A ......................................      (34,854,479)     (12,541,162)     (74,146,717)     (19,854,654)
   Class B ......................................         (326,119)              --         (142,667)              --
   Class D ......................................      (11,852,034)      (4,374,915)     (51,102,325)     (16,982,122)
                                                     -------------    -------------    -------------    -------------
Total ...........................................      (95,894,264)     (30,703,241)    (241,573,000)     (76,894,935)
                                                     -------------    -------------    -------------    -------------
Increase in net assets from
   capital share transactions ...................      521,264,933       82,923,691      198,037,557      472,579,773
                                                     -------------    -------------    -------------    -------------
Increase (decrease) in net assets ...............      551,777,083      103,440,472      106,755,713
                                                                                                          552,135,898
NET ASSETS:
Beginning of period .............................      188,026,927       84,586,455      609,354,161       57,218,263
                                                     -------------    -------------    -------------    -------------
End of period ...................................    $ 739,804,010    $ 188,026,927    $ 716,109,874    $ 609,354,161
                                                     =============    =============    =============    =============


-------------
 * Commencement of operations.
** The then existing Series began offering Class B shares on April 22, 1996.
   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of five separate Series: Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund (the "Global Technology Fund"). The Global Growth Opportunities Fund and the Emerging Markets Growth Fund had no operations prior to their commencement on November 1, 1995 and May 28, 1996, respectively, other than those relating to organizational matters. Each Series of the Fund offers three classes of shares. All shares existing prior to the commencement of Class D shares (May 3, 1993, in the case of the Global Smaller Companies Fund, and September 21, 1993, in the case of the International Fund) were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996, for the then existing Series.

    Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

 a. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

 b. Investments in foreign securities will usually be principally traded in foreign currencies, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

       (i) market value of investment securities, other assets, and liabilities, at the closing daily rate of exchange as reported by a pricing service;

       (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

    The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

    Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

    The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

 c. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

 d. There is no provision for federal income or excise tax. Each Series has elected or will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

 e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

 f. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

 g. Deferred organizational expenses are being amortized on a straight-line basis over a five-year period, beginning with the commencement of operations of the International Fund and the Global Smaller Companies Fund.

 h. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year/period ended October 31, 1996, distribution and service fees were the only class-specific expenses.

3.  Purchases  and  sales  of  portfolio   securities,   excluding   short-term
investments, for the year/period ended October 31, 1996, were as follows:


        SERIES                              PURCHASES             SALES
        ------                              ----------            -----
International Fund                         $ 69,643,562        $ 50,836,064
Emerging Markets Growth
    Fund                                     45,700,203           3,489,142
Global Growth
    Opportunities Fund                      195,637,900          41,744,084
Global Smaller
    Companies Fund                          677,107,236         183,809,901
Global Technology Fund                      676,636,882         462,613,676

     At October 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:
                                               TOTAL               TOTAL
                                            UNREALIZED          UNREALIZED
        SERIES                             APPRECIATION         DEPRECIATION
        ------                             ------------         -----------
International Fund                         $ 11,056,102         $ 5,297,385
Emerging Markets Growth
    Fund                                      2,161,699           3,073,148
Global Growth
    Opportunities Fund                       23,014,538           8,865,529
Global Smaller
    Companies Fund                           86,279,564          58,052,188
Global Technology Fund                      110,839,125          92,914,867

4. J. &W. Seligman &Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs the Fund's global investments. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and Manager, is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 1.25% per annum of the average daily net assets of Emerging Markets Growth Fund and 1.00% per annum of the other Series' average daily net assets, of which 1.15% and 0.90%, respectively, are paid to the Subadviser. During the period ended October 31, 1996, the Manager and Subadviser, at their discretion, waived a portion of their fees for the Emerging Markets GrowthFund equal to $119,524. The management fee reflected in the statements of operations represents 0.45% per annum of that Series' average daily net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received concessions after commissions were paid to dealers for sale of Class A shares as follows:
                                          DISTRIBUTOR              DEALER
        SERIES                            CONCESSIONS           COMMISSIONS
        ------                           ------------           -----------
International Fund                          $ 42,719             $ 331,586
Emerging Markets Growth
    Fund                                      31,761               749,016
Global Growth
    Opportunities Fund                       201,990             4,179,489
Global Smaller
    Companies Fund                           810,616             6,498,877
Global Technology Fund                       930,729             7,535,643

--------------------------------------------------------------------------------
NOTES OT FINANCIAL STATEMENTS (CONTINUED)

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares, under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year/period ended October 31, 1996, fees incurred by the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund, aggregated $90,323, $15,432, $220,454, $534,241, and $1,192,495,
respectively, or 0.17%, 0.22%, 0.24%, 0.24%, and 0.23%, respectively, per annum of the average daily net assets of Class A shares.

    The Fund has a Plan with respect to Class B and Class D shares, under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser") which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year/period ended October 31, 1996, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, were as follows:

        SERIES                                   CLASS B             CLASS D
        ------                                  --------            --------
International Fund                                $ 7,987           $ 429,047
Emerging Markets Growth
    Fund                                           34,000              45,039
Global Growth
    Opportunities Fund                             29,251             378,345
Global Smaller
    Companies Fund                                270,075           1,796,302
Global Technology Fund                             52,605           1,940,585

    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase. For the year/period ended October 31, 1996, such charges were as follows:

        SERIES                                            AMOUNT
        ------                                           --------
International Fund                                         $ 11,127
Emerging Markets Growth
    Fund                                                      1,677
Global Growth
    Opportunities Fund                                       21,849
Global Smaller
    Companies Fund                                           62,753
Global Technology Fund                                      173,702

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amounts of such payments and the Class B share distribution fees retained by the Distributor for the year/period ended October 31, 1996 were as follows:


        SERIES                                             AMOUNT
        ------                                            ---------
International Fund                                          $ 7,499
Emerging Markets Growth
    Fund                                                     29,634
Global Growth
    Opportunities Fund                                       24,532
Global Smaller
    Companies Fund                                          269,847
Global Technology Fund                                       50,272

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the year/period ended October 31, 1996, Seligman Services, Inc. received commissions from sales of Fund shares and distribution and service fees, pursuant to the Plan, as follows:

                                                              DISTRIBUTION AND
        SERIES                            COMMISSIONS           SERVICE FEES
        ------                           ------------          --------------
International Fund                           $ 3,204               $15,809
Emerging Markets Growth
    Fund                                       2,722                   568
Global Growth
    Opportunities Fund                         9,362                 3,281
Global Smaller
    Companies Fund                           137,567                25,474
Global Technology Fund                       190,014                36,015

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:


        SERIES                                             AMOUNT
        ------                                            ---------
International Fund                                         $ 230,137
Emerging Markets Growth Fund                                 101,900
Global Growth Opportunities Fund                             412,700
Global Smaller Companies Fund                              1,306,931
Global Technology Fund                                     2,571,588

--------------------------------------------------------------------------------
Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc. and/or Seligman Data Corp.

    Fees incurred for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund, were as follows:

         SERIES                                            AMOUNT
         ------                                           --------
International Fund                                         $15,750
Emerging Markets GrowthFund                                  7,000
Global Growth Opportunities Fund                            15,750
Global Smaller Companies Fund                               15,750
Global Technology Fund                                      15,750

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The annual cost of such fees and interest is included in directors' fees and expenses, and the following accumulated balances thereof at October 31, 1996, are included in other liabilities:

         SERIES                                          AMOUNT
         ------                                         --------
International Fund                                       $10,972
Emerging Markets GrowthFund                                  492
Global Growth Opportunities Fund                           1,657
Global Smaller Companies Fund                              7,397
Global Technology Fund                                     4,288



5. Effective July 31, 1996, the Fund entered into an $80 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.75% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. The Fund made no borrowings during the period ended October 31, 1996.

6. In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains. At October 31, 1996, the net loss carryforwards for the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, and the Global Technology Fund amounted to $909,789, $174,512 and $16,489,188, respectively, which are available for offset against future taxable net gains, expiring in 2004. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, and the Global Technology Fund until net capital gains have been realized in excess of the available capital loss carryforwards.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Series of the Fund. As of October 31, 1996, the Board of Directors had classified 400,000,000 shares for the International Fund, 100,000,000 shares for the Emerging Markets Growth Fund, and 500,000,000 shares each for the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund, all at a par value of $.001 per share.

                                                                                  EMERGING      GLOBAL
                                                                                   MARKETS      GROWTH
                                                                                   GROWTH     OPPORTUNITIES
                                                       INTERNATIONAL FUND           FUND          FUND
                                                ------------------------------  ------------- -------------
                                                     YEAR ENDED OCTOBER 31,       5/28/96*      11/1/95
                                                 ------------------------------
                                                     1996            1995       TO 10/31/96   TO 10/31/96
                                                 ------------   -------------  -------------  ------------
Sale of shares:
   Class A ....................................      707,786       883,953     2,715,379     14,315,714
   Class B ....................................      167,160            --     1,589,508      1,161,258
   Class D ....................................    1,095,491       957,943     1,719,727      6,425,478
Shares issued in payment
   of dividends--Class A ......................           --            --            --             --
Exchanged from associated
   Funds:
   Class A ....................................    1,076,633       582,898       501,328      1,797,362
   Class B ....................................        3,104          --           2,904         18,033
   Class D ....................................      365,666       156,168       415,187      1,108,493
Shares issued in payment of gain distributions:
   Class A ....................................      106,939       152,467            --             --
   Class D ....................................      101,382        52,587            --             --
                                                  ----------    ----------    ----------    -----------
Total .........................................    3,624,161     2,786,016     6,944,033     24,826,338
                                                  ----------    ----------    ----------    -----------
Shares repurchased:
   Class A ....................................     (918,125)   (1,626,181)     (143,005)    (1,897,331)
   Class B ....................................         (327)         --         (19,141)        (4,203)
   Class D ....................................     (278,839)     (172,007)      (58,321)      (393,805)
Exchanged into associated
   Funds:
   Class A ....................................     (922,041)     (635,170)     (142,402)      (910,057)
   Class B ....................................          (87)         --         (13,784)       (20,748)
   Class D ....................................     (323,609)     (227,011)      (55,146)      (461,631)
                                                  ----------    ----------    ----------    -----------
Total .........................................   (2,443,028)   (2,660,369)     (431,799)    (3,687,775)
                                                  ----------    ----------    ----------    -----------
Increase in shares ............................    1,181,133       125,647     6,512,234     21,138,563
                                                  ==========    ==========    ==========    ===========



                                                     GLOBAL SMALLER                      GLOBAL
                                                     COMPANIES FUND                  TECHNOLOGY FUND
                                               ------------------------    -----------------------------
                                               *YEAR ENDED OCTOBER 31,         YEAR ENDED OCTOBER 31,
                                              --------------------------     ----------------------------
                                                 1996           1995            1996            1995
                                              ------------- ------------    -------------  -------------
Sale of shares:
   Class A ...................................14,815,923     3,891,326     17,384,851     30,447,088
   Class B ................................... 7,109,733            --      1,722,202             --
   Class D ...................................12,391,966     3,258,190      8,129,479     12,061,813
Shares issued in payment
   of dividends--Class A .....................        --            --         46,553             --
Exchanged from associated
   Funds:
   Class A ................................... 4,872,301     1,207,701      4,299,624      2,337,457
   Class B ...................................    38,810            --         10,746             --
   Class D ................................... 2,260,491       425,098      3,216,569      1,690,219
Shares issued in payment of gain distributions
   Class A ...................................   543,143       117,325      2,420,521         59,388
   Class D ...................................   481,944        99,928        918,803         10,354
                                              ----------    ----------    -----------    -----------
Total ........................................42,514,311     8,999,568     38,149,348     46,606,319
                                              ----------    ----------    -----------    -----------
Shares repurchased:
   Class A ...................................(2,088,149)     (732,207)    (7,730,984)    (2,851,418)
   Class B ...................................   (60,958)         --          (21,522)          --
   Class D ...................................(1,186,520)     (398,296)    (2,466,759)      (578,504)
Exchanged into associated
   Funds:
   Class A ...................................(2,373,469)     (989,792)    (6,549,438)    (1,731,922)
   Class B ...................................   (22,416)         --          (13,343)          --
   Class D ...................................  (822,351)     (357,856)    (4,547,765)    (1,419,748)
                                              -----------    ----------    -----------    -----------
Total ........................................(6,553,863)   (2,478,151)   (21,329,811)    (6,581,592)
                                              -----------    ----------    -----------    -----------
Increase in shares .......................... 35,960,448     6,521,417     16,819,537     40,024,727
                                             ===========    ==========    ===========    ===========

--------------------------------------------------------------------------------
8. At October 31, 1996, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                                        UNREALIZED
                                                         FOREIGN       IN EXCHANGE      SETTLEMENT                     APPRECIATION
                  CONTRACT                              CURRENCY         FOR US $          DATE         VALUE US $
(DEPRECIATION)
                 -----------                          -------------   -------------    -------------   -------------
---------------
International Fund
Purchases:
British Pounds                                           224,769          366,103       11/04/96          365,800       $
(303)

Japanese Yen                                         533,765,000        4,928,806       11/13/96        4,686,260
(242,546)
                                                                                                                        -----------

(242,849)
                                                                                                                        -----------
Sales:
Swiss Francs                                           1,343,184        1,068,648       11/01/96        1,059,293             9,355
French Francs                                         14,087,640        2,800,000       11/08/96        2,749,398            50,602
GermanDeutschemarks                                    3,105,900        2,100,000       11/08/96        2,046,722            53,278
Japanese Yen                                         533,765,000        5,000,000       11/13/96        4,686,260           313,740
                                                                                                                        -----------
                                                                                                                            426,975
                                                                                                                        -----------
                                                                                                                        $   184,126
                                                                                                                        ===========
EMERGING MARKETS GROWTH FUND
Sales:
IndonesianRupiahs                                  1,037,255,129          445,365       11/04/96          445,308       $        57
Thai Bahts                                            12,229,065          429,289       11/04/96          429,327
(38)
                                                                                                                        -----------
                                                                                                                        $        19
                                                                                                                        -----------
GLOBAL GROWTH OPPORTUNITIES FUND
Purchases:
MalaysianRinggits                                        360,669          142,613       11/01/96          142,726       $       113
Japanese Yen                                         683,219,200        6,308,871       11/13/96        5,998,413
(310,458)
                                                                                                                        -----------

(310,345)
                                                                                                                        -----------
SALES:
French Francs                                          4,716,755          923,224       11/05/96          920,980             2,244
Japanese Yen                                         683,219,200        6,400,000       11/13/96        5,998,413           401,587
                                                                                                                        -----------
                                                                                                                            403,831
                                                                                                                        -----------
                                                                                                                        $    93,486
                                                                                                                        ===========
GLOBAL SMALLER COMPANIES FUND
Purchases:
British Pounds                                           676,272        1,095,898       11/01/96        1,100,598       $     4,700
Malaysian Ringgits                                       691,826          273,557       11/01/96          273,774               217
Malaysian Ringgits                                        53,707           21,257       11/04/96           21,253
(4)
Japanese Yen                                       1,697,372,700       15,673,602       11/13/96       14,902,306
(771,296)
                                                                                                                        -----------

(766,383)
                                                                                                                        -----------
SALES:
French Francs                                         32,703,450        6,500,000       11/08/96        6,382,531           117,469
German Deutschemarks                                   7,395,000        5,000,000       11/08/96        4,873,147           126,853
Japanese Yen                                       1,697,372,700       15,900,000       11/13/96       14,902,306           997,694
                                                                                                                        -----------
                                                                                                                          1,242,016
                                                                                                                        -----------
                                                                                                                        $   475,633
                                                                                                                        ===========
GLOBAL TECHNOLOGY FUND
Purchases:
Japanese Yen                                              21,330              189       10/28/96              187       $
(2)
                                                                                                                        -----------
Sales:
Japanese Yen                                       4,650,605,000       41,387,641       01/31/97       41,276,338           111,303
                                                                                                                        -----------
                                                                                                                        $   111,301
                                                                                                                        ===========

----------
* Commencement of operations.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class' beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements to their equivalent per share amounts, based on average shares outstanding.

    The total return based on net asset value measures each Class' performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. The total returns for periods of less than one year are not annualized.

    Average commission rate paid represents the average commissions paid by the Series to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for the fiscal periods beginning November 1, 1995.


                                                         INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS A                                    CLASS B
                                                            ----------------------------------------------------    ----------
                                                                         YEAR ENDED OCTOBER 31,           4/7/92*      4/22/96**
                                                            -----------------------------------------        TO           TO
PER SHARE OPERATING PERFORMANCE:                              1996       1995        1994        1993     10/31/92     10/31/96
                                                              -----      -----       -----       -----    --------     --------
Net asset value, beginning of period                         $16.71    $17.67      $15.98      $11.89      $12.00      $17.38
                                                             ------     ------      ------       ------     ------      ------
Net investment income (loss)***.........................       0.05       0.06        0.04         0.04       0.08       (0.03)
Net realized and unrealized
  investment gain (loss)................................       1.77      (0.42)       0.91         4.25      (0.23)      (0.54)
Net realized and unrealized gain (loss) on
  foreign currency transactions.........................      (0.44)      0.09        1.08        (0.17)      0.04       (0.07)
                                                             ------     ------      ------       ------     ------      ------
Increase (decrease) from investment operations..........       1.38      (0.27)       2.03         4.12      (0.11)      (0.64)

Dividends paid..........................................         --         --       (0.01)       (0.03)        --          --

Distributions from net gain realized....................      (0.92)     (0.69)      (0.33)          --         --          --
                                                             ------     ------      ------       ------     ------      ------
Net increase (decrease) in net asset value..............       0.46      (0.96)       1.69         4.09      (0.11)      (0.64)
                                                             ------     ------      ------       ------     ------      ------
Net asset value, end of period..........................     $17.17     $16.71      $17.67       $15.98     $11.89      $16.74
                                                             ======     ======      ======       ======     ======      ======
TOTAL RETURN BASED ON NET ASSET
  VALUE:                                                      8.43%    (1.24)%      12.85%       34.78%    (0.92)%     (3.68)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..........................      1.81%      1.69%       1.63%        1.75%      1.75%+      2.66%+
Net investment income (loss) to average
  net assets............................................      0.28%      0.35%       0.27%        0.27%      1.25%+    (0.35)%+
Portfolio turnover......................................     55.71%     60.70%      39.59%       46.17%     12.77%      55.71%+++
Average commission rate paid............................    $0.0180                                                    $0.0180+++
Net assets, end of period (000s omitted)................    $50,998    $48,763     $62,922      $33,134    $14,680      $2,843
Without management fee waiver and expense
  reimbursement***
Net investment income (loss) per share..................                                        $(0.04)         --
Ratios:
  Expenses to average net assets........................                                          2.30%      2.92%+
  Net investment income (loss) to
    average net assets..................................                                        (0.28)%      0.08%+

                                                         INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS D
                                                          ----------------------------------------
                                                               YEAR ENDED OCTOBER 31,      9/21/93**
                                                            -----------------------------     TO
PER SHARE OPERATING PERFORMANCE:                            1996       1995       1994     10/31/93
                                                            -----      -----      -----    --------
Net asset value, beginning of period                       $16.43      $17.53      $15.96    $15.23
                                                           ------      ------     ------     ------
Net investment income (loss)***.........................    (0.08)      (0.07)     (0.09)     (0.03)
Net realized and unrealized
  investment gain (loss)................................     1.75       (0.43)      0.91       1.17
Net realized and unrealized gain (loss) on
  foreign currency transactions.........................    (0.44)       0.09       1.08      (0.41)
                                                           ------      ------     ------     ------
Increase (decrease) from investment operations..........     1.23       (0.41)      1.90       0.73

Dividends paid..........................................       --          --         --         --

Distributions from net gain realized....................    (0.92)      (0.69)     (0.33)        --
                                                           ------      ------     ------     ------
Net increase (decrease) in net asset value..............     0.31       (1.10)      1.57       0.73
                                                           ------      ------     ------     ------
Net asset value, end of period..........................   $16.74      $16.43      17.53      15.96
                                                           ======      ======     ======     ======
TOTAL RETURN BASED ON NET ASSET
  VALUE:                                                    7.62%     (2.08)%      12.03      4.79%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..........................    2.64%       2.50%      2.50%      2.50%+
Net investment income (loss) to average
  net assets............................................    0.47%     (0.44)%    (0.53)%    (1.86)%+
Portfolio turnover......................................   55.71%      60.70%     39.59%     46.17%++
Average commission rate paid............................  $0.0180
Net assets, end of period (000s omitted)................  $47,917     $31,273    $19,903     $1,648
Without management fee waiver and expense
  reimbursement***
Net investment income (loss) per share..................              $(0.09)    $(0.11)    $(0.11)
Ratios:
  Expenses to average net assets........................                2.62%      2.67%      8.49%+
  Net investment income (loss) to
    average net assets..................................              (0.56)%    (0.70)%    (7.84)%+

----------
    * Commencement of investment operations.
   ** Commencement of operations.
  *** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
    + Annualized.
   ++ For the year ended October 31, 1993.
  +++ For the year ended October 31, 1996.
      See Notes to Financial Statements.

                                                                             EMERGING MARKETS GROWTH FUND
                                                                     --------------------------------------------
                                                                      CLASS A          CLASS B          CLASS D
                                                                    ----------       ----------       ----------
                                                                     5/28/96**        5/28/96**        5/28/96**
PER SHARE OPERATING PERFORMANCE:                                    TO 10/31/96      TO 10/31/96      TO 10/31/96
                                                                    -----------      -----------      -----------
Net asset value, beginning of period......................              $7.14            $7.14            $7.14
                                                                       ------           ------           ------
Net investment income (loss)***...........................              (0.02)           (0.04)           (0.04)
Net realized and unrealized investment gain (loss)........              (0.25)           (0.25)           (0.25)
Net realized and unrealized gain (loss) on
  foreign currency transactions...........................              (0.09)           (0.09)           (0.09)
                                                                       ------           ------           ------
Increase (decrease) from investment operations............              (0.36)           (0.38)           (0.38)

Dividends paid............................................                 --               --               --

Distributions from net gain realized......................                 --               --               --
                                                                       ------           ------           ------
Net increase (decrease) in net asset value................              (0.36)           (0.38)           (0.38)
                                                                       ------           ------           ------
Net asset value, end of period............................              $6.78            $6.76            $6.76
                                                                       ======           ======           ======
TOTAL RETURN BASED ON NET ASSET VALUE:                                (5.04)%          (5.32)%          (5.32)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets............................              2.22%+           3.00%+           3.00%+
Net investment income (loss) to average
  net assets..............................................            (0.69)%+         (1.47)%+         (1.47)%+
Portfolio turnover........................................             12.24%           12.24%           12.24%
Average commission rate paid..............................            $0.0156          $0.0156          $0.0156
Net assets, end of period (000s omitted)..................            $19,864          $10,541          $13,664
Without management fee waiver and expense
  reimbursement***
Net investment loss per share.............................            $(0.05)          $(0.07)          $(0.07)
Ratios:
  Expenses to average net assets..........................              3.02%+           3.80%+           3.80%+
  Net investment loss to average net assets...............            (1.49)%+         (2.27)%+         (2.27)%+


                                                                            GLOBAL GROWTH OPPORTUNITIES FUND
                                                                      --------------------------------------------
                                                                        CLASS A          CLASS B         CLASS D
                                                                      ----------       ----------      ----------
                                                                       11/1/95**        4/22/96**       11/1/95**
PER SHARE OPERATING PERFORMANCE:                                      TO 10/31/96      TO 10/31/96     TO 10/31/96
                                                                      -----------      -----------     -----------
Net asset value, beginning of period......................                $7.14            $8.04           $7.14
                                                                         ------           ------          ------
Net investment income (loss)***...........................                (0.03)           (0.04)          (0.09)
Net realized and unrealized investment gain (loss)........                 1.12             0.06            1.12
Net realized and unrealized gain (loss) on
  foreign currency transactions...........................                (0.15)           (0.04)          (0.15)
                                                                         ------           ------          ------
Increase (decrease) from investment operations............                 0.94            (0.02)           0.88

Dividends paid............................................                   --               --              --

Distributions from net gain realized......................                   --               --              --
                                                                         ------           ------          ------
Net increase (decrease) in net asset value................                 0.94            (0.02)           0.88
                                                                         ------           ------          ------
Net asset value, end of period............................                $8.08            $8.02           $8.02
                                                                         ======           ======          ======
TOTAL RETURN BASED ON NET ASSET VALUE:                                   13.17%          (0.25)%          12.33%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets............................                1.91%            2.53%+          2.67%
Net investment income (loss) to average
  net assets..............................................              (0.53)%          (1.13)%+        (1.25)%
Portfolio turnover........................................               31.44%           31.44%+++       31.44%
Average commission rate paid..............................              $0.0160          $0.0160+++      $0.0160
Net assets, end of period (000s omitted)..................             $107,509           $9,257         $53,540
Without management fee waiver and expense
  reimbursement***
Net investment loss per share.............................
Ratios:
  Expenses to average net assets..........................
  Net investment loss to average net assets...............

                                                    GLOBAL SMALLER COMPANIES FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                             CLASS A                                  CLASS B
                                                             ----------------------------------------------------    ----------
                                                                        YEAR ENDED OCTOBER 31,             9/9/92*     4/22/96**
                                                             -----------------------------------------       TO           TO
PER SHARE OPERATING PERFORMANCE:                              1996       1995        1994        1993     10/31/92     10/31/96
                                                              -----      -----       -----       -----    --------    --------
Net asset value, beginning of period                         $13.90    $11.93      $9.98       $7.15       $7.14       $14.44
                                                             ------     ------      ------       ------     ------      ------
Net investment income (loss)***.........................         --      (0.02)      (0.08)       (0.02)        --       (0.06)
Net realized and unrealized investment gain.............       2.38       2.24        1.57         3.07       0.02        0.33
Net realized and unrealized investment gain on
  foreign currency transactions.........................      (0.18)      0.08        0.52        (0.20)     (0.01)       0.01
                                                             ------     ------      ------       ------     ------      ------
Increase from investment operations.....................       2.20       2.30        2.01         2.85       0.01        0.28

Dividends paid..........................................         --         --          --        (0.02)        --          --

Distributions from net gain realized....................      (0.96)     (0.33)      (0.06)          --         --          --
                                                             ------     ------      ------       ------     ------      ------
Net increase in net asset value.........................       1.24       1.97        1.95         2.83       0.01        0.28
                                                             ------     ------      ------       ------     ------      ------
Net asset value, end of period..........................     $15.14     $13.90      $11.93        $9.98      $7.15      $14.72
                                                             ======     ======      ======       ======     ======      ======
TOTAL RETURN BASED ON NET ASSET
   VALUE:                                                    16.95%     20.10%      20.28%       39.86%      0.14%       1.94%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..........................      1.75%      1.83%       1.92%        1.98%      1.75%+      2.54%
Net investment income (loss) to average
  net assets............................................      0.01%    (0.20)%     (0.77)%      (0.29)%      0.13%+    (0.80)%
Portfolio turnover......................................     45.38%     63.05%      62.47%       60.03%         --      45.38%+++
Average commission rate paid............................    $0.0211                                                    $0.0211+++
Net assets, end of period (000s omitted)................   $350,359   $102,479     $46,269      $20,703     $1,562    $103,968
Without management fee waiver and expense
  reimbursement***
Net investment loss per share...........................                                        $(0.18)    $(0.07)
Ratios:
  Expenses to average net assets........................                                          3.90%     12.28%+
  Net investment income (loss) to
    average net assets..................................                                          2.21%   (10.44)%+

                                       GLOBAL SMALLER COMPANIES FUND
----------------------------------------------------------------------------------------------------
                                                                            CLASS D
                                                           -----------------------------------------
                                                                YEAR ENDED OCTOBER 31,     5/3/93**
                                                           -----------------------------      TO
PER SHARE OPERATING PERFORMANCE:                            1996       1995       1994     10/31/93
                                                            -----      -----      -----    --------
Net asset value, beginning of period                       $13.63      $11.80      $9.94      $8.52
                                                           ------      ------     ------     ------
Net investment income (loss)***.........................    (0.11)      (0.12)     (0.16)     (0.05)
Net realized and unrealized investment gain.............     2.34        2.20       1.57       1.60
Net realized and unrealized investment gain on
  foreign currency transactions.........................    (0.18)       0.08       0.51      (0.13)
                                                           ------      ------     ------     ------
Increase from investment operations.....................     2.05        2.16       1.92       1.42

Dividends paid..........................................       --          --         --         --

Distributions from net gain realized....................    (0.96)      (0.33)     (0.06)        --
                                                           ------      ------     ------     ------
Net increase in net asset value.........................     1.09        1.83       1.86       1.42
                                                           ------      ------     ------     ------
Net asset value, end of period..........................   $14.72      $13.63     $11.80      $9.94
                                                           ======      ======     ======     ======
TOTAL RETURN BASED ON NET ASSET
   VALUE:                                                  16.14%      19.11%     19.45%     16.67%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..........................    2.51%       2.61%      2.70%      2.75%+
Net investment income (loss) to average
  net assets............................................  (0.75)%     (0.97)%    (1.53)%    (1.35)%+
Portfolio turnover......................................   45.38%      63.05%     62.47%     60.03%++
Average commission rate paid............................  $0.0211
Net assets, end of period (000s omitted)................ $285,477     $85,548    $38,317    $10,344
Without management fee waiver and expense
  reimbursement***
Net investment loss per share...........................                                    $(0.11)
Ratios:
  Expenses to average net assets........................                                      4.25%+
  Net investment income (loss) to
    average net assets..................................                                    (2.85)%+


----------
    * Commencement of investment operations.
   ** Commencement of operations.
  *** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
    + Annualized.
   ++ For the year ended October 31, 1993.
  +++ For the year ended October 31, 1996.
      See Notes to Financial Statements.


                                                                                                   GLOBAL TECHNOLOGY FUND
                                                                     ---------------------------------------------------------
                                                                                     CLASS A                       CLASS B
                                                                    ------------------------------------------    ----------
                                                                     YEAR ENDED OCTOBER 31,        5/23/94**       4/22/96**
                                                                    ---------------------------       TO              TO
PER SHARE OPERATING PERFORMANCE:                                      1996           1995          10/31/94        10/31/96
                                                                     ------         ------         --------        --------
Net asset value, beginning of period                                 $13.05          $8.37           $7.14          $11.47
                                                                     ------         ------          ------          ------
Net investment loss***....................................            (0.08)         (0.10)          (0.01)          (0.08)
Net realized and unrealized investment gain (loss)........            (0.92)          4.90            1.08           (0.39)
Net realized and unrealized gain (loss) on
  foreign currency transactions...........................             0.05          (0.05)           0.16            0.09
                                                                     ------         ------          ------          ------
Increase (decrease) from investment operations............            (0.95)          4.75            1.23           (0.38)
Dividends paid............................................            (0.02)            --              --              --
Distributions from net gain realized......................            (0.77)         (0.07)             --              --
                                                                     ------         ------          ------          ------
Net increase (decrease) in net asset value................            (1.74)          4.68            1.23           (0.38)
                                                                     ------         ------          ------          ------
Net asset value, end of period                                       $11.31         $13.05           $8.37          $11.09
                                                                     ======         ======          ======          ======
TOTAL RETURN BASED ON NET ASSET
  VALUE:                                                            (7.33)%         57.31%          17.23%         (3.31)%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets............................            1.75%          1.91%           2.00%+          2.51%+
Net investment income (loss) to average
  net assets..............................................          (0.74)%        (0.89)%         (0.45)%+        (1.40)%+
Portfolio turnover........................................           73.00%         87.42%          29.20%          73.00%+++
Average commission rate paid                                        $0.0182                                        $0.0182+++
Net assets, end of period (000s omitted)..................         $499,858       $447,732         $50,719         $18,840
Without management fee waiver and expense
     reimbursement***
Net investment loss per share.............................                                         $(0.02)
Ratios:
  Expenses to average net assets..........................                                           2.18%+
  Net investment loss to average net assets...............                                         (0.63)%+


                                    GLOBAL TECHNOLOGY FUND
----------------------------------------------------------------------------------------------------
                                                                             CLASS D
                                                             ---------------------------------------
                                                               YEAR ENDED OCTOBER 31,        5/23/94**
                                                             --------------------------        TO
PER SHARE OPERATING PERFORMANCE:                               1996             1995        10/31/94
                                                               -----           -----        -------
Net asset value, beginning of period                           $12.89           $8.34         $7.14
                                                               ------          ------        ------
Net investment loss***....................................      (0.17)          (0.18)        (0.04)
Net realized and unrealized investment gain (loss)........      (0.91)           4.85          1.08
Net realized and unrealized gain (loss) on
  foreign currency transactions...........................       0.05           (0.05)         0.16
                                                               ------          ------        ------
Increase (decrease) from investment operations............      (1.03)           4.62          1.20
Dividends paid............................................         --              --            --
Distributions from net gain realized......................      (0.77)          (0.07)           --
                                                               ------          ------        ------
Net increase (decrease) in net asset value................      (1.80)           4.55          1.20
                                                               ------          ------        ------
Net asset value, end of period                                 $11.09          $12.89         $8.34
                                                               ======          ======        ======
TOTAL RETURN BASED ON NET ASSET
  VALUE:                                                      (8.07)%          55.95%        16.81%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets............................      2.52%           2.66%         2.75%+
Net investment income (loss) to average
  net assets..............................................    (1.50)%         (1.63)%       (1.22)%+
Portfolio turnover........................................     73.00%          87.42%        29.20%
Average commission rate paid                                  $0.0182
Net assets, end of period (000s omitted)..................   $197,412        $161,622        $6,499
Without management fee waiver and expense
     reimbursement***
Net investment loss per share.............................                                  $(0.06)
Ratios:
  Expenses to average net assets..........................                                    3.36%+
  Net investment loss to average net assets...............                                  (1.83)%+

----------
   ** Commencement of operations.
  *** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
    + Annualized.
  +++ For the year ended October 31, 1996.
      See Notes to Financial Statements.

REPORT OF INDEPENDENT
AUDITORS

================================================================================
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1996, the related statements of operations for the year/period then ended and of changes in net assets (1) for each of the years in the two-year period then ended, for the International Fund, the Global Smaller Companies Fund, and the Global Technology Fund, (2) for the year then ended for the Global Growth Opportunities Fund, and (3) for the period May 28, 1996 (commencement of operations) to October 31, 1996, for the Emerging Markets Growth Fund and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 2, 1996
================================================================================

--------------------------------------------------------------------------------
BOARD OF DIRECTORS

================================================================================
FRED E. BROWN
DIRECTOR AND CONSULTANT,
J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and
   Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE,
   Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
CHAIRMAN AND CEO,
   Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR,
   Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE,
   Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE,
   Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR,
   J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE,
   Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT AND MANAGING DIRECTOR,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------
Member:       1 Executive Committee
              2 Audit Committee
              3 Director Nominating Committee

================================================================================

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

================================================================================
William C. Morris
CHAIRMAN

Brian T. Zino
PRESIDENT

Brian Ashford-Russell
VICE PRESIDENT

Peter Bassett
VICE PRESIDENT

Iain C. Clark
VICE PRESIDENT

Nitin Mehta
VICE PRESIDENT

Arsen Mrakovcic
VICE PRESIDENT

Loris D. Muzzatti
VICE PRESIDENT

Lawrence P. Vogel
VICE PRESIDENT

Paul H. Wick
VICE PRESIDENT

Thomas G. Rose
TREASURER

Frank J. Nasta
SECRETARY
--------------------------------------------------------------------------------


MANAGER
J.& W. Seligman &Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan &Cromwell

INDEPENDENT AUDITORS
Deloitte &Touche LLP

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY  10017

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450         Shareholder Services

(800) 445-1777         Retirement Plan
                       Services

(800) 622-4597         24-Hour Automated
                       Telephone Access
                       Service
================================================================================

                       SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


THIS REPORT IS INTENDED FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN HENDERSON GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT SALES CHARGES, MANAGEMENT FEES, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                                                               File No. 33-44186
                                                                        811-6485

PART C.    OTHER INFORMATION

Item 24.   Financial Statements and Exhibits.
           (a)      Financial Statements:


           Part A - Financial highlights for the Seligman Henderson
                    International Fund:
                    Class A shares from April 7, 1992 (commencement of operations) to October 31, 1996;
                    Class B shares from April 22, 1996 (commencement of operations) to October 31, 1996;
                    Class D shares from September 21, 1993 (commencement of operations) to October 31, 1996.
                    Financial highlights for the Seligman Henderson Emerging Markets Growth Fund:
                    Class A, Class B and Class D shares from May 28, 1996 (commencement of operations) to October 31, 1996.
                    Financial highlights for the Seligman Henderson Global Growth Opportunities Fund:
                    Class A and Class D shares from November 1, 1995 (commencement of operations) to October 31, 1996;
                    Class B shares from April 22, 1996 (commencement of operations) to October 31, 1996.
                    Financial highlights for the Seligman Henderson Global Smaller Companies Fund:
                    Class A shares from September 9, 1992 (commencement of operations) to October 31, 1996;
                    Class B shares from April 22, 1996 (commencement of operations) to October 31, 1996;
                    Class D shares from May 3, 1993 (commencement of operations) to October 31, 1996.
                    Financial highlights for the Seligman Henderson Global Technology Fund:
                    Class A and Class D shares from May 23, 1994 (commencement of operations) to October 31, 1996;
                    Class B shares from April 22, 1996 (commencement of operations) to October 31, 1996.

           Part B - Financial statements are included in the Registrant's Annual
                    Report to Shareholders, dated October 31, 1996, which is incorporated by reference in the Statement of Additional Information. These financial statements are: Portfolios of Investments as of October 31, 1996; Statements of Assets and Liabilities as of October 31, 1996; Statements of Operations for the year ended October 31, 1996; Statements of Changes in Net Assets for the years ended October 31, 1996 and 1995 for the Seligman Henderson International Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund; for the year ended October 31, 1996 for the Seligman Henderson Global Growth Opportunities Fund; for the period May 28, 1996 (commencement of operations to October 31, 1996 for the Seligman Emerging Markets Growth Fund; Notes to Financial Statements; Financial Highlights from commencement of operations of each of these five Series through October 31, 1996; Report of Independent Auditors.


           (b) Exhibits: Exhibits listed below have been previously filed and are incorporated by reference herein, except Exhibits marked with an asterisk (*) which are attached hereto.


(1) Form of Articles of Amendment and Restatement of Articles of Incorporation of Registrant.*

(2)     Amended and Restated By-Laws of Registrant.*

(3)     Not  applicable.

                                                               File No. 33-44186
                                                                        811-6485

PART C. OTHER INFORMATION (continued)

(4) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson International Fund are incorporated by reference to Exhibit 4 of the Registrant's Post-Effective Amendment No. 6, filed on April 23, 1993 and Post-Effective Amendment No. 8, filed on September 21, 1993. Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson International Fund is incorporated by reference to Form SE filed on April 16, 1996.

(4a) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Smaller Companies Fund (formerly, Seligman Henderson Global Emerging Companies Fund) are incorporated by reference to Exhibit 4a to the Registrant's Post-Effective Amendment No. 10, filed on August 10, 1992. Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson Global Emerging Companies Fund is incorporated by reference to Form SE filed on April 16, 1996.

(4b) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Technology Fund are incorporated by reference to Exhibit 4b of the Registrant's Post-Effective Amendment No. 11, filed on May 10, 1994. Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson Global Technology Fund is incorporated by reference to Form SE filed on April 16, 1996.

(4c) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Growth Opportunities Fund are incorporated by reference to Form SE, filed on behalf of the Registrant on October 30, 1995. Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson Global Growth Opportunities Fund is incorporated by reference to Form SE filed on April 16, 1996.

(4d) Specimen Stock Certificates for Class A, Class B and Class D Shares with respect to Seligman Henderson Emerging Markets Growth Fund are incorporated by reference to Form SE, filed on behalf of the Registrant on May 15, 1996.


(4e) Additional rights of security holders are set forth in Article FIFTH and SEVENTH of the Registrant's Articles of Incorporation and Articles I and IV of Registrant's By-Laws which are filed as Exhibit 1 and Exhibit 2, respectively, of this Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A.


(5a) Revised Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on May 20, 1996.

(5b) Subadvisory Agreement between the Manager and the Subadviser with respect to the Seligman Henderson International Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson Global Growth Opportunities Fund is incorporated by reference to exhibit 5b of the Registrant's Post-Effective Amendment No. 17, filed on October 27, 1995.

(5c) Subadvisory Agreement between the Manager and the Subadviser with respect to the Seligman Henderson Emerging Markets Growth Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on May 20, 1996.

(6) Distributing Agreement between the Registrant and Seligman Financial Services, Inc. is incorporated by reference to Exhibit 6 of the Registrant's Post-Effective Amendment No. 17, filed October 27, 1995.

(6a) Sales Agreement between Seligman Financial Services, Inc. and Dealers is incorporated by reference to the Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.


(7) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 7 of Registration Statement No. 2-92487, Post-Effective Amendment No. 21, filed on January 29, 1997.

(7a) Deferred Compensation Plan for Directors of Seligman Group of Funds is incorporated by reference to Exhibit 7a of Registration Statement No. 2-92487, Post-Effective Amendment No. 21, filed on January 29, 1997.

                                                               File No. 33-44186
                                                                        811-6485

PART C. OTHER INFORMATION (continued)



(8) Custody Agreement, dated May 1, 1996, between Registrant and Morgan Stanley Trust Company is incorporated by reference to Exhibit 8 of the Registrant's Post-Effective Amendment No. 22 filed on November 20, 1996.

(9) Recordkeeping Agreement between Registrant and Investors Fiduciary Trust Company.*

(10)    Opinion and Consent of Counsel.*


(11)    Consent of Independent Auditors.*


(12)    Not applicable.

(13) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson International Fund's Class A and Class D Shares and
        J. & W. Seligman & Co. Incorporated.* Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson International Fund's Class B shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 13a of the Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.

(13a) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Smaller Companies Fund's Class D Shares and J. & W. Seligman & Co. Incorporated.* Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Smaller Companies Fund's Class B shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 13b of the Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.

(13b) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Technology Fund's Class A and D Shares and J. & W. Seligman & Co. Incorporated.* Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Technology Fund's Class B shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 13c of the Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.

(13c) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Growth Opportunities Fund's Class B shares and
        J. & W. Seligman & Co. Incorporated is incorporated by reference to
        Exhibit 13d of the Registrant's Post-Effective Amendment No. 20, filed April 19, 1996.

(13d) Copy of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Emerging Markets Growth Fund Class A, Class B and Class D Shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on May 20, 1996.


(14) Copy of Amended Individual Retirement Account Trust and Related Documents is incorporated by reference to Exhibit 14 of the Registrant's Pre-Effective Amendment No. 2, filed on March 26, 1992.

                                                               File No. 33-44186
                                                                        811-6485

PART C. OTHER INFORMATION (continued)

(14a) Copy of Amended Comprehensive Retirement Plans for Money Purchase and/or Prototype Profit Sharing Plan is incorporated by reference to Exhibit 14a of Seligman Tax-Exempt Fund Series, Inc. Post-Effective Amendment No. 24 (File No. 2-86008), filed on November 30, 1992.

(14b) Copy of Amended Basic Business Retirement Plans for Money Purchase and/or Profit Sharing Plans is Incorporated by reference to Exhibit 14b of Seligman Tax-Exempt Fund Series, Inc. Post-Effective Amendment No. 24 (File No. 2-86008), filed on November 30, 1992.

(14c) Copy of Amended 403(b)(7) Custodial Account Plan is incorporated by reference to Exhibit 14c of Seligman New Jersey Tax-Exempt Fund, Inc. Pre-Effective Amendment No. 1 (File No. 33-13401), filed on January 11, 1988.

(14d) Copy of Amended Simplified Employee Pension Plan (SEP) is incorporated by reference to Exhibit 14d of the Registrant's Post-Effective Amendment No. 3, filed on August 10, 1992.

(14e) Copy of the Seligman Family of Funds' (SARSEP) Salary Reduction and Other Elective Simplified Employee Pension-Individual Retirement Accounts Contribution Agreement (Under Section 408(k) of the Internal Revenue Code) is incorporated by reference to Exhibit 14e of the Registrant's Post-Effective Amendment No. 3, filed on August 10, 1992.

(15) Administration, Shareholder Services and Distribution Plans for each of the Seligman Henderson International Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson Global Growth Opportunities Fund and amended form of Administration, Shareholder Services and Distribution Agreement of the Registrant is incorporated by reference to Exhibit 15 of the Registrant's Post-Effective Amendment No. 20, filed April 19, 1996.

(15a) Administration, Shareholder Services and Distribution Plan of Seligman Henderson Emerging Markets Growth Fund is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on May 20, 1996.


(16) Schedule for Computation of each Performance Quotation provided in Registration Statement in response to Item 22.*


(17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Exhibit 18 of Registrant's Post-Effective Amendment No. 19 filed on March 5, 1996.

Item 25. Persons Controlled by or Under Common Control with Registrant - None

Item 26. Number of Holders of Securities

                                                      (1)                                   (2)
                                                                                      Number of Record
                                                 Title of Class                Holders as of January 31, 1997
                                                 --------------                ------------------------------
Seligman Henderson                    Class A Common Stock (Par Value $.001)                2,758
International Fund                    Class B Common Stock (Par Value $.001)                  264
                                      Class D Common Stock (Par Value $.001)                2,490

Seligman Henderson                    Class A Common Stock (Par Value $.001)                2,147
Emerging Markets Growth Fund          Class B Common Stock (Par Value $.001)                  851
                                      Class D Common Stock (Par Value $.001)                1,099

                                                               File No. 33-44186
                                                                        811-6485

PART C. OTHER INFORMATION (continued)

                                                      (1)                                   (2)
                                                                                      Number of Record
                                                 Title of Class                Holders as of January 31, 1997
                                                 --------------                ------------------------------
Seligman Henderson Global             Class A Common Stock (Par Value $.001)                7,031
Growth Opportunities Fund             Class B Common Stock (Par Value $.001)                  625
                                      Class D Common Stock (Par Value $.001)                2,710

Seligman Henderson Global             Class A Common Stock (Par Value $.001)               28,820
Smaller Companies Fund                Class B Common Stock (Par Value $.001)               10,415
                                      Class D Common Stock (Par Value $.001)               15,832

Seligman Henderson Global             Class A Common Stock (Par Value $.001)               53,689
Technology Fund                       Class B Common Stock (Par Value $.001)                2,124
                                      Class D Common Stock (Par Value $.001)               17,341


Item 27.   Indemnification

            Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to this Post-Effective Amendment No. 23 to the Registration Statement.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Adviser - The Manager also serves as investment manager to sixteen other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Tri-Continental Corporation.

            The Subadviser also serves as subadviser to eight other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Income Fund, Inc., the International Portfolio, the Global Smaller Companies Portfolio, the Global Technology Portfolio and the Global Growth Opportunities Portfolio of Seligman Portfolios, Inc. and Tri-Continental Corporation.

            The Manager and Subadviser each have an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager and the Subadviser, respectively, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager and the Subadviser, respectively, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798 and SEC File No. 801-40670, filed on August 7, 1996 and October 2, 1996, respectively).

                                                               File No. 33-44186
                                                                        811-6485

PART C. OTHER INFORMATION (continued)

Item 29.    Principal Underwriters

            (a) The names of each investment company (other than the Registrant)
                for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow:


                Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and Seligman Portfolios, Inc..


            (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 21:


                        Seligman Financial Services, Inc.
                             As of December 31, 1996

                 (1)                                         (2)                                          (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
          Business Address                            with Underwriter                              with Registrant
          ----------------                            ----------------                              ---------------
         William C. Morris*                            Director                                    Chairman of the Board
                                                                                                   and Chief Executive
                                                                                                   Officer
         Brian T. Zino*                                Director                                    Director and President
         Ronald T. Schroeder*                          Director                                    Director
         Fred E. Brown*                                Director                                    Director
         William H. Hazen*                             Director                                    None
         Thomas G. Moles*                              Director                                    None
         David F. Stein*                               Director                                    None
         Stephen J. Hodgdon*                           President                                   None
         Lawrence P. Vogel*                            Senior Vice President, Finance              Vice President
         Ed Lynch*                                     Senior Vice President, Director             None
                                                       of Marketing
         Mark R. Gordon*                               Senior Vice President, National             None
                                                       Sales Manager
         Business Address                              with Underwriter                            with Registrant
         Gerald I. Cetrulo, III                        Senior Vice President of Sales              None
         140 West Parkway
         Pompton Plains, NJ  07444
         Bradley W. Larson                             Senior Vice President of Sales              None
         367 Bryan Drive
         Danville, CA  94526
         D. Ian Valentine                              Senior Vice President of Sales              None
         307 Braehead Drive
         Fredericksburg, VA  22401
         Bradley F. Hanson                             Senior Vice President of Sales,             None
         9707 Xylon Court                              Regional Sales Manager
         Bloomington, MN  55438
         Helen Simon*                                  Vice President, Sales                       None
                                                       Administration Manager
         Karen J. Bullot*                              Vice President, Retirement Plans            None
         John Carl*                                    Vice President, Marketing                   None
         Marsha E. Jacoby*                             Vice President, National Accounts           None
                                                       Manager
         William W. Johnson*                           Vice President, Order Desk                  None

                                                               File No. 33-44186
                                                                        811-6485

PART C. OTHER INFORMATION (continued)


                        Seligman Financial Services, Inc.
                             As of December 31, 1996

                 (1)                                         (2)                                          (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
          Business Address                            with Underwriter                              with Registrant
          ----------------                            ----------------                              ---------------
         James R. Besher                               Regional Vice President                     None
         14000 Margaux Lane
         Town & Country, MO  63017
         Bradford C. Davis                             Regional Vice President                     None
         255 4th Avenue, #2
         Kirkland, WA  98033
         Christopher J. Derry                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         Andrew Draluck                                Regional Vice President                     None
         4215 N. Civic Center
         Blvd #273
         Scottsdale, AZ 85251
         Jonathan G. Evans                             Regional Vice President                     None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         Carla A. Goehring                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         Susan R. Gutterud                             Regional Vice President                     None
         820 Humboldt, #6
         Denver, CO  80218
         Mark Lien                                     Regional Vice President                     None
         5904 Mimosa
         Sedalia, MO  65301
         Randy D. Lierman                              Regional Vice President                     None
         2627 R.D. Mize Road
         Independence, MO  64057
         Judith L. Lyon                                Regional Vice President                     None
         163 Haynes Bridge Road, Ste 205
         Alpharetta, CA  30201
         David L. Meyncke                              Regional Vice President                     None
         4718 Orange Grove Way
         Palm Harbor, FL  34684
         Melinda A. Nawn                               Regional Vice President                     None
         5850 Squire Hill Court
         Cincinnati, OH  45241
         Tim O'Connell                                 Regional Vice President                     None
         14872 Summerbreeze Way
         San Diego, CA  92128
         Juliana Perkins                               Regional Vice President                     None
         2348 Adrian Street
         Newbury Park, CA  91320
         Robert H. Ruhm                                Regional Vice President                     None
         167 Derby Street
         Melrose, MA  02176

                                                               File No. 33-44186
                                                                        811-6485

PART C. OTHER INFORMATION (continued)


                        Seligman Financial Services, Inc.
                             As of December 31, 1996

                 (1)                                         (2)                                          (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
          Business Address                            with Underwriter                              with Registrant
          ----------------                            ----------------                              ---------------
         Diane H. Snowden                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         Bruce M. Tuckey                               Regional Vice President                     None
         41644 Chathman Drive
         Novi, MI  48375
         Andrew S. Veasey                              Regional Vice President                     None
         14 Woodside
         Rumson, NJ  07760
         Kelli A. Wirth-Dumser                         Regional Vice President                     None
         8618 Hornwood Court
         Charlotte, NC  28215
         Frank J. Nasta*                               Secretary                                   Secretary
         Aurelia Lacsamana*                            Treasurer                                   None
         Jeffrey S. Dean*                              Assistant Vice President,                   None
                                                       Annuity Product Manager
         Sandra Floris*                                Assistant Vice President, Order Desk        None
         Keith Landry*                                 Assistant Vice President, Order Desk        None
         Frank P. Marino*                              Assistant Vice President, Mutual
                                                       Fund Product Manager                        None
         Joseph M. McGill*                             Assistant Vice President and                None
                                                       Compliance Officer
         Joyce Peress*                                 Assistant Secretary                         None

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c) Not applicable.

Item 30. Location of Accounts and Records

              (1) Morgan Stanley Trust Company
                  1 Pierrepont Plaza
                  Brooklyn New York  11201;

              (2) Investors Fiduciary Trust Company
                  127 West 10th Street
                  Kansas City, Missouri  64105; and

              (3) Seligman Data Corp.
                  100 Park Avenue
                  New York, NY  10017

                                                               File No. 33-44186
                                                                        811-6485

PART C. OTHER INFORMATION (continued)


Item 31. Management Services - Seligman Data Corp., the Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by Seligman Data Corp. For the fiscal periods ended October 31, 1996, 1995 and 1994, the approximate cost of these services was:


                                                                                  1996            1995             1994
                                                                                  ----            ----             ----
                  Seligman Henderson International Fund                       $  27,000        $  17,800       $  6,738
                  Seligman Henderson Emerging Markets Growth Fund*                6,600            --                --
                  Seligman Henderson Global Growth Opportunities Fund            38,700            6,000             --
                  Seligman Henderson Global Smaller Companies Fund              140,600           37,800         12,389
                  Seligman Henderson Global Technology Fund**                   346,700          108,100            476

                  * For the period May 28, 1996 (commencement of operations) to October 31, 1996.
                  ** For the period May 23, 1994 (commencement of operations) to October 31, 1994.


Item 32. Undertakings - The Registrant undertakes (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by
            Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 23 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of February, 1997.

                                SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.



                                By: /s/ William C. Morris
                                    ------------------------------
                                     William C. Morris, Chairman

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 23 to its Registration Statement has been signed below by the following persons in the capacities indicated on February 27, 1997.


        Signature                                     Title
        ---------                                     -----


/s/ William C. Morris                       Chairman of the Board (Principal
---------------------------------           executive officer) and Director
    William C. Morris*



/s/ Brian T. Zino                           President and Director
---------------------------------
    Brian T. Zino



/s/ Thomas G. Rose                          Treasurer (Principal financial and
---------------------------------                 and accounting officer)
    Thomas G. Rose


Fred E. Brown, Director        )
Alice S. Ilchman, Director     )
John E. Merow, Director        )    /s/ Brian T. Zino
Betsy S. Michel, Director      )    ----------------------------------------
James C. Pitney, Director      )        Brian T. Zino, Attorney-in-fact*
James Q. Riordan, Director     )
Ronald T. Schroeder, Director  )
Robert L. Shafer, Director     )
James N. Whitson, Director     )

                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                         POST-EFFECTIVE AMENDMENT NO. 23


                                  EXHIBIT INDEX


Form N-1A Item No.          Description
------------------          -----------

24(b)(1)                    Amended and Restated Articles of Incorporation

24(b)(2)                    Amended and Restated By-laws

24(b)(9)                    Recordkeeping Agreement

24(b)(10)                   Opinion and Consent of Counsel

24(b)(11)                   Consent of Independent Auditors

24(b)(13)                   Form of Purchase Agreement of Seligman Henderson
                            International Fund's Class A and Class D Shares

24(b)(13)(a)                Form of Purchase Agreement of Seligman Henderson
                            Global Smaller Companies Fund's Class D Shares

24(b)(13)(b)                Form of Purchase Agreement of Seligman Henderson
                            Global Technology Fund's Class A and Class D Shares

24(b)(16)                   Performance Data Schedules

24(b)(17)                   Financial Data Schedules